UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )
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Filed by a Party other than the Registrant   ☐
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

PLAINS ALL AMERICAN PIPELINE, L.P.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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No fee required.

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(2)
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Plains All American Pipeline, L.P.
333 Clay Street, Suite 1600
Houston, Texas 77002
April 12, 2021
Dear Fellow Plains Investors,
As we invite you to attend our 2021 annual meeting, we thank you for your investment in Plains All American and are pleased to provide you with a brief update on the Partnership.
2020 was a very challenging year in many respects. Following a multi-year period of increased competition and margin compression in the midstream sector, the COVID-19 pandemic caused an unprecedented shock to global oil demand, commodity prices and domestic production activity levels, which reset the base for North American production and exacerbated the oversupply of infrastructure capacity in the midstream sector.
Despite these and other challenges, I am proud of the way our employees and our company responded. With a strong asset base, integrated business model and exceptional employees, we are well positioned to deliver on our key objectives of generating sustainable earnings, increasing financial flexibility by maximizing free cash flow, reducing leverage and increasing returns to equity holders over time, all while operating a safe, reliable and responsible business. Below are a few highlights of the steps we have taken to put the company into a position of strength for the future:
•
In 2020, we delivered financial results within 1% of our “pre-COVID” guidance, achieved our best year in key safety and environmental metrics, improved our 2020 cash position by approximately $1 billion and positioned our business to generate significant free cash flow after distributions in 2021.

•
We took definitive steps in 2020 to reinforce our financial position and flexibility by accelerating our company-wide shift from “growth” to “efficiency” mode through convergence of our U.S. and Canadian businesses, streamlining functional areas, reducing our cost structure, executing $450 million of asset sales at attractive valuations, optimizing our asset portfolio, and working to rationalize underutilized capacity.

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We activated and commenced purchases under a $500 million equity repurchase program, balancing this effort with our commitment to preserving our Investment Grade credit ratings and reducing leverage.

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We continued to increase our alignment with investors and external stakeholders by advancing our sustainability program, improving our disclosures and continuing to enhance our executive compensation program and overall governance framework.

Acknowledging that we continue to navigate uncertain times, we have a positive outlook for the future given that hydrocarbons are essential to the security and advancement of human quality of life and will continue to play a major long-term role in the world economy. We believe a transition to lower carbon intensity will occur over an extended period of time and that all sources of energy, including hydrocarbons, will be required to meet global energy demand and provide a bridge to the future.
As an operator of essential infrastructure assets that are strategically positioned, highly integrated and leveraged to global demand recovery, Plains is well positioned to manage through the current environment and play a critical role in the industry for years to come.
We appreciate your continued support and investment and we look forward to your participation at our 2021 Annual Meeting in May.
Sincerely,
Willie Chiang
Chairman of the Board and Chief Executive Officer PAA GP Holdings LLC

Plains All American Pipeline, L.P.
333 Clay Street, Suite 1600
Houston, Texas 77002

NOTICE OF ANNUAL MEETING OF UNITHOLDERS
To Be Held On May 19, 2021

To the holders of common and Series A Convertible Preferred units of Plains All American Pipeline, L.P.:
The 2021 Annual Meeting (the “PAA Annual Meeting”) of the common unitholders and Series A Convertible Preferred unitholders (collectively, our “Unitholders”) of Plains All American Pipeline, L.P. (“PAA”) will be held on May 19, 2021, at 2:00 p.m. Central Time. Due to the continuing public health impact of the coronavirus pandemic (COVID-19) and to prioritize the health and well-being of our Unitholders, the PAA Annual Meeting will be held in a virtual-only meeting format via live audio webcast. Unitholders may attend and participate in the virtual PAA Annual Meeting by visiting https://web.lumiagm.com/255893129 (Password: paa2021). At the PAA Annual Meeting, our Unitholders (excluding Plains AAP, L.P. with respect to proposals 1, 2 and 3, but including Plains AAP, L.P. with respect to proposals 4 and 5) will consider and vote on the following matters:
1.
The election of four Class III directors to serve on the board of directors (the “Board”) of PAA GP Holdings LLC until the 2024 annual meeting;

2.
The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021;

3.
The approval, on a non-binding advisory basis, of our named executive officer compensation;

4.
The approval of the Plains All American 2021 Long-Term Incentive Plan; and

5.
Any proposal to transact such other business as may properly come before the PAA Annual Meeting and any adjournment or postponement thereof.

The Board unanimously recommends that our Unitholders vote “FOR” proposals 1, 2, 3 and 4. Additional information regarding these proposals is included in the attached proxy statement. Votes received on proposals 1, 2 and 3 will be “passed through” as instructions to PAA, which will vote the Class C shares of Plains GP Holdings, L.P. (“PAGP”) that it owns at PAGP’s annual meeting on behalf of our Unitholders pursuant to such instructions. See “Information About the PAGP and PAA Annual Meetings” below for more information.
We have set the close of business on March 26, 2021 as the record date for determining which of our Unitholders are entitled to receive notice of and to vote at the PAA Annual Meeting and any postponements or adjournments thereof. A list of Unitholders entitled to vote is on file at our principal offices, 333 Clay Street, Suite 1600, Houston, Texas 77002, and will be available for inspection by any Unitholder of record during the meeting by using the Voter Control Number listed on such Unitholder’s proxy card or voting instruction forms.

Your vote is very important.   Whether or not you plan to attend the PAA Annual Meeting, please cast your vote by following the Internet or telephone voting instructions on the proxy card. You may also vote by completing, signing and dating the accompanying proxy card and returning it promptly in the postage- prepaid envelope provided. See “Questions and Answers About the PAA Annual Meeting — How do I vote?” in the attached proxy statement for more details. Returning the proxy card or voting on the Internet or by telephone does not deprive you of your right to attend the PAA Annual Meeting and to vote your units for the matters to be acted upon at the PAA Annual Meeting.
By Order of the Board of Directors of
PAA GP Holdings LLC, general partner of
Plains GP Holdings, L.P., sole member of
Plains All American GP LLC, general partner of
Plains AAP, L.P., sole member of
PAA GP LLC, general partner of
Plains All American Pipeline, L.P.
Richard McGee
Executive Vice President, General Counsel and Secretary
Houston, Texas
April 12, 2021
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF UNITHOLDERS TO BE HELD ON MAY 19, 2021
The Notice of Annual Meeting, the proxy statement for the Annual Meeting and our 2020 Annual Report are available at http://www.astproxyportal.com/ast/02337/.

i

PLAINS ALL AMERICAN PIPELINE, L.P.
PROXY STATEMENT
For
2021 Annual Meeting of Unitholders To Be Held On May 19, 2021
GENERAL INFORMATION ABOUT PLAINS ALL AMERICAN PIPELINE, L.P.’S
ANNUAL MEETING
The board of directors (the “Board”) of PAA GP Holdings LLC (“PAGP GP” or our “general partner”), the general partner of Plains GP Holdings, L.P. (“PAGP”), the sole member of Plains All American GP LLC (“GP LLC”), the general partner of Plains AAP, L.P. (“AAP”), the sole member of PAA GP LLC, the general partner of Plains All American Pipeline, L.P. (“PAA”), is soliciting proxies to be voted on behalf of holders of our common units and holders of our Series A Convertible Preferred Units (“Series A preferred units”) (holders of our common units and our Series A preferred units are collectively referred to as our “Unitholders”) at the 2021 annual meeting of Unitholders (the “PAA Annual Meeting”). This proxy statement is being furnished to you in connection with the solicitation of proxies by and on behalf of the Board for use at the PAA Annual Meeting and includes information about the matters to be voted upon at the PAA Annual Meeting. The PAA Annual Meeting will be held on May 19, 2021, at 2:00 p.m. Central Time in a virtual-only meeting format via live audio webcast. Unitholders may access the PAA Annual Meeting online at https://web.lumiagm.com/255893129 (Password: paa2021). References to “PAA,” “we,” “us,” “our,” “ours” and similar terms refer to Plains All American Pipeline, L.P.
Proxy materials, including the Notice of Annual Meeting, this proxy statement, proxy card and our Annual Report on Form 10-K for the year ended December 31, 2020 (our “2020 Annual Report”), are being mailed to Unitholders beginning on or about April 12, 2021.
We will furnish additional copies of our 2020 Annual Report without charge upon the written request of any record or beneficial owner of our common units or Series A preferred units whose proxy we are soliciting in connection with the PAA Annual Meeting. Please address requests for additional copies of the 2020 Annual Report to the Investor Relations Department, Plains All American, 333 Clay Street, Suite 1600, Houston, Texas 77002, or email your request to plainsir@paalp.com.
INFORMATION ABOUT THE PAGP AND PAA ANNUAL MEETINGS
PAGP will be holding an annual meeting of its Class A, Class B and Class C shareholders immediately following the PAA Annual Meeting, during which PAGP shareholders will be asked to consider and vote upon proposals 1, 2 and 3 described below. Each PAGP shareholder of record will be entitled to one vote for each Class A, Class B and Class C share owned for Proposals 1, 2 and 3. On March 26, 2021, 194,097,504 Class A shares, 50,811,332 Class B shares and 547,590,593 Class C shares were issued and outstanding. PAA owns all of the issued and outstanding Class C shares and will vote such shares on a “pass-through” basis on behalf of and according to the direction of PAA’s unitholders (excluding AAP) with respect to proposals 1, 2 and 3. PAGP Class A and Class B shareholders will also vote at the PAGP Annual Meeting on a “pass-through” basis on proposal 4 described below by instructing Plains AAP, L.P. (“AAP”) how to vote the PAA common units it owns on proposal 4 at the PAA Annual Meeting. AAP will vote (or refrain from voting) its common units with respect to proposal 4 at the PAA Annual Meeting consistent with instructions received from the PAGP Class A and Class B shareholders on the same proposal at the PAGP Annual Meeting.
The PAA Annual Meeting will be held immediately prior to the PAGP annual meeting. PAA Unitholders (excluding AAP) will vote on a “pass-through” basis by instructing PAA how to vote its PAGP Class C shares on proposals 1, 2 and 3 at the PAGP annual meeting. Pursuant to such instructions, PAA will vote (or refrain from voting) its Class C shares with respect to proposals 1, 2 and 3 at the PAGP Annual Meeting consistent with instructions received from PAA Unitholders on the same proposals at the PAA Annual Meeting. PAA Unitholders (including AAP) are also being asked to vote on a proposal to approve an amended and restated equity incentive plan (proposal 4).

The following table sets forth certain information with respect to the proposals to be voted upon at the PAGP annual meeting. PAA Unitholders (excluding AAP) will vote on these proposals on a pass-through basis by instructing PAA how to vote its PAGP Class C shares on these proposals at the PAGP annual meeting.
Proposal	Voting Options	Vote Required for Approval of Proposal at the PAGP Annual Meeting
1. To elect four Class III directors to serve on the Board until the 2024 annual meeting.	You may vote “FOR”, or you may “WITHHOLD” authority to vote for, all, some or none of the nominees for director.
Directors will be elected by a plurality of the votes cast, in person or by proxy, by the holders of the Class A, Class B and Class C shares. Abstentions and broker non-votes are not considered votes cast and will have no effect on the election of directors.

2. To ratify the appointment of PricewaterhouseCoopers LLP as PAGP’s and and PAA’s independent registered public accounting firm for the fiscal year ending December 31, 2021.	You may vote “FOR” or “AGAINST” the proposal, or you may “ABSTAIN” from voting.
This proposal must receive a majority of the votes cast, in person or by proxy, by the holders of the Class A, Class B and Class C shares present and entitled to vote, voting as a single class. Abstentions will be counted as votes present and entitled to vote and will have the same effect as votes “AGAINST” this proposal. We do not expect there to be any broker non-votes for this proposal.

3. To approve, on a non-binding advisory basis, our named executive officer compensation.	You may vote “FOR” or “AGAINST” the proposal, or you may “ABSTAIN” from voting.
This proposal must receive a majority of the votes cast, in person or by proxy, by the holders of the Class A, Class B and Class C shares present and entitled to vote, voting as a single class. Abstentions will be counted as votes present and entitled to vote and will have the same effect as votes “AGAINST” this proposal. Broker non-votes are not considered votes cast and will have no effect on the outcome of this proposal.

The following table sets forth certain information regarding the additional proposal to be voted upon at the PAA Annual Meeting. PAA Unitholders (including AAP) will vote directly on this proposal, with AAP voting its common units consistent with instructions received from the PAGP Class A and Class B shareholders on the same proposal at PAGP's Annual Meeting.
Proposal	Voting Options	Vote Required for Approval of Proposal at the PAA Annual Meeting
4. To approve the Plains All American 2021 Long-Term Incentive Plan.	You may vote “FOR” or “AGAINST” the proposal, or you may “ABSTAIN” from voting.
This proposal must receive a majority of the votes cast, in person or by proxy, by the holders of our common units and Series A preferred units present and entitled to vote, voting as a single class. Abstentions will be counted as votes present and entitled to vote and will have the same effect as votes “AGAINST” this proposal. Broker non-votes are not considered votes cast and will have no effect on the outcome of this proposal.

QUESTIONS AND ANSWERS ABOUT THE PAA ANNUAL MEETING
The following questions and answers are intended to address briefly some commonly asked questions regarding the PAA Annual Meeting. These questions and answers may not address all questions that may be important to you as a Unitholder. Please refer to the additional information contained elsewhere in this proxy statement and the documents referred to in this proxy statement.
Q:
What is the purpose of these proxy materials?

A:
The Board is soliciting your proxy to vote at the PAA Annual Meeting because you were a Unitholder at the close of business on March 26, 2021, the record date for the PAA Annual Meeting (the “Record Date”), and are therefore entitled to receive notice regarding the PAA Annual Meeting, and to attend and vote at the PAA Annual Meeting. This proxy statement summarizes the information that you need to know in order to cast your vote at the PAA Annual Meeting. As a Unitholder, your vote is very important and the Board strongly encourages you to exercise your right to vote. You do not need to attend the PAA Annual Meeting to vote your units, and we encourage you to vote even if you are unable to virtually attend the PAA Annual Meeting. If you are unable to virtually attend the PAA Annual Meeting, you may vote by Internet, by telephone or by signing and returning the attached proxy card in the envelope provided. See “How do I vote?” below.

Q:
What is the recommendation of the Board?

A:
The Board unanimously recommends that you vote in the following manner:

•
FOR the election of each of Greg L. Armstrong, John T. Raymond, Bobby S. Shackouls and Christopher M. Temple as a Class III director of the Board to serve until the 2024 annual meeting;

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FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021;

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FOR the approval, on a non-binding advisory basis, of our named executive officer compensation; and

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FOR the approval of the Plains All American 2021 Long-Term Incentive Plan.

Q:
When and where is the PAA Annual Meeting?

A:
The PAA Annual Meeting will be held on May 19, 2021, at 2:00 p.m. Central Time via live audio webcast. In order to attend and participate in the PAA Annual Meeting, please visit https://web.lumiagm.com/255893129, enter the control number found on your proxy card and enter the password (paa2021). Only Unitholders of record as of March 26, 2021 are entitled to vote and ask questions at the PAA Annual Meeting. If you are not a Unitholder of record but hold units in “street name” through a brokerage firm, bank, dealer or other similar organization, trustee, or nominee (generally referred to in this proxy statement as a “broker”), you may attend the PAA Annual Meeting as a guest. Please note that if you hold units in “street name” through a broker and desire to vote your units online during the Annual Meeting or ask questions during the Annual Meeting, you must request and obtain a valid “legal proxy” from your broker and register to attend the Annual Meeting as a Unitholder with American Stock Transfer & Trust Company LLC.

Information on who can vote or ask questions online during the PAA Annual Meeting is discussed immediately below.
Q:
Who can vote and ask questions at the PAA Annual Meeting?

A:
You are entitled to vote and ask questions at the PAA Annual Meeting if you were a Unitholder of record as the close of business on March 26, 2021, the record date for the PAA Annual Meeting.

Unitholder of Record: Units Registered in Your Name.   You are a Unitholder of record if your units were registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, at the close of business on March 26, 2021. As a Unitholder of record, you may vote online and ask questions during the PAA Annual Meeting. Whether or not you plan to virtually attend the PAA Annual Meeting, we urge you to submit a proxy to ensure your vote is counted. See page 5 for detailed instructions on how to vote your units.
Beneficial Owner: Units Registered in the Name of Broker.   If your units were held in an account at a broker at the close of business on March 26, 2021, then you are the beneficial owner of units held in “street name” and the broker holding your account is considered to be the Unitholder of record for purposes of voting at the PAA Annual Meeting. As a beneficial owner, you have the right to direct your broker regarding how to vote the units in your account. You are also invited to virtually attend the PAA Annual Meeting as a guest. Because you are not the unitholder of record, you may not vote your units or ask questions at the PAA Annual Meeting unless you request and obtain a valid legal proxy from the organization that holds your units giving you the right to vote the units at the PAA Annual Meeting. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a legal proxy form.
After obtaining a valid legal proxy from your broker, bank or other agent, to then register to attend the PAA Annual Meeting as a Unitholder, you must submit proof of your legal proxy reflecting the number of your units along with your name and email address to American Stock Transfer & Trust Company, LLC. Requests for registration should be directed to proxy@astfinancial.com or to facsimile number 718-765-8730. Written requests can be mailed to:
American Stock Transfer & Trust Company LLC
Attn: Proxy Tabulation Department
6201 15th Avenue | Brooklyn, NY 11219
Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on May 12, 2021.
You will receive a confirmation of your registration by email after we receive your registration materials. Once registered, you may attend the PAA Annual Meeting, submit questions and vote your units by visiting https://web.lumiagm.com/255893129 (Password: paa2021) during the meeting. Follow the instructions provided to vote. We encourage you to access the meeting prior to the start time leaving ample time to complete the check-in process.
Q:
What if I have technical difficulties accessing or participating in the Annual Meeting?

A:
If you encounter difficulties accessing or participating in the Annual Meeting, please visit https://go.lumiglobal.com/faq for help and support.

Q:
Who is soliciting my proxy?

A:
The Board is sending or otherwise providing you access to this proxy statement in connection with its solicitation of proxies for use at the PAA Annual Meeting.

Q:
Who is entitled to vote at the PAA Annual Meeting?

A:
All holders of our common units and Series A preferred units at the close of business on the Record Date are entitled to receive notice of the PAA Annual Meeting and to vote the common units and Series A preferred units that they held on the Record Date at the PAA Annual Meeting as described below.

Each common unitholder (excluding AAP with respect to proposals 1, 2 and 3, but including AAP with respect to proposals 4 and 5) is entitled to one vote for each common unit owned on all matters to be considered at the PAA Annual Meeting. The Series A preferred unitholders will vote on an as-converted basis, with each Series A preferred unit entitled to one vote on all matters to be considered at the PAA Annual Meeting. As of March 26, 2021, 722,055,847 common units and 71,090,468 Series A preferred units were issued and outstanding. AAP owns 245,555,722 common units, and it will vote on proposal 4 pursuant to instructions received from PAGP Class A and Class B Shareholders at the PAGP Annual Meeting. The following table provides the number of common units entitled to vote on each proposal:

Proposal	Common Units Entitled to Vote (including Series A Preferred Units on an as-converted basis)	Explanation
Proposals 1, 2 and 3	547,590,593	Excludes common units held by AAP. The number of common units owned by AAP is, by design, equivalent to the number of outstanding PAGP Class A and Class B shares and unvested Class B units of AAP. PAGP Class A and Class B shareholders will vote on proposals 1, 2 and 3 directly at the PAGP Annual Meeting. Therefore, excluding common units held by AAP from the “pass-through” vote prevents double voting on these proposals within the overall capital structure of PAGP, AAP and PAA.
Proposals 4 and 5	793,146,315	Includes common units held by AAP. These proposals are not directly voted upon at the PAGP Annual Meeting. Instead, AAP will vote (or refrain from voting) its common units with respect to proposal 4 at the PAA Annual Meeting consistent with instructions received from the PAGP Class A and Class B shareholders at the PAGP Annual Meeting.

Q:
How do I vote?

A:
If you are a Unitholder of record at the close of business on the Record Date, you may vote your units by proxy in advance of the PAA Annual Meeting by any of the following methods:

•
Voting online before the meeting.   You may visit the Internet address listed on your proxy card. Internet voting procedures have been established to verify your identity and to confirm your voting instructions. Please have your proxy card available when you visit the Internet address.

•
Voting online during the meeting.   You may attend the PAA Annual Meeting by visiting https://web.lumiagm.com/255893129 (Password: paa2021), where Unitholders will be able to listen to the meeting live, submit questions and vote online during the meeting. To vote your units online during the PAA Annual Meeting, please read the “Beneficial Owner: Units Registered in the Name of Broker” answer under the question “Who can vote and ask questions at the PAA Annual Meeting?” for instructions on how to register to attend the PAA Annual Meeting as a Unitholder. A beneficial owner must be registered to attend the PAA Annual Meeting as a Unitholder and must have a Voter Control Number issued by American Stock Transfer & Trust Company LLC in order to vote online during the meeting.

•
Telephone.   You may call the toll-free telephone number listed on your proxy card. Telephone voting procedures have been established to verify your identity, to allow you to provide proxy voting instructions and to confirm that your instructions were accurately recorded. Please have your proxy card available when you call.

•
Mail.   You may mail your completed, signed and dated proxy card in the enclosed postage-paid return envelope.

Internet and telephone voting will be available to Unitholders of record 24 hours a day until 11:59 p.m. Eastern Time on May 18, 2021, the night before the PAA Annual Meeting. If you use the Internet or the toll-free telephone number to provide your proxy voting instructions, you do not need to mail in your proxy card. If you mail in your proxy card, it must be received by PAA before the voting polls close at the PAA Annual Meeting.
Even if you plan to attend the PAA Annual Meeting, please vote your proxy in advance of the PAA Annual Meeting (by Internet, telephone or mail, as described above) as soon as possible so that your units will be represented at the PAA Annual Meeting if for any reason you are unable to attend virtually.
If you are a beneficial owner of units held in street name, you must either direct your broker or other nominee as to how to vote your units, or obtain a “legal” proxy from your broker or other nominee and register to attend the PAA Annual Meeting pursuant to the instructions above in order to vote during the PAA Annual Meeting. Please refer to the voter instruction forms provided by your broker or other nominee for specific instructions on methods of voting.
Q:
What do I do if I want to change my vote after I have already voted by proxy?

A:
If you are a Unitholder of record at the close of business on the Record Date, you may change your vote at any time before the voting polls close at the PAA Annual Meeting by:

•
submitting a proxy with new voting instructions using the Internet or telephone voting system (please note, however, that the deadline for voting through the Internet or by telephone is 11:59 p.m. Eastern Time on May 18, 2021);

•
delivering a later-dated, executed proxy card to American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, New York 11219;

•
delivering a written notice of revocation of your proxy to American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, New York 11219; or

•
attending the PAA Annual Meeting and voting online during the PAA Annual Meeting pursuant to the instructions above. Please note that virtual attendance at the PAA Annual Meeting will not by itself (i.e., without also voting) revoke a previously granted proxy.

If you are a beneficial owner of common units or Series A preferred units held in street name and you have instructed your broker or other nominee to vote your units, you must follow the procedure your broker or other nominee provides to change those instructions. You may also vote online during the PAA Annual Meeting if you obtain a “legal” proxy from your broker or other nominee and register to attend the PAA Annual Meeting pursuant to the instructions above.
Q:
What is a broker non-vote?

A:
A broker non-vote occurs when units held by a broker, bank or other nominee on behalf of a beneficial owner are not voted with respect to a particular matter because the broker lacks discretionary authority to vote the units and has not received voting instructions from the beneficial owner. Brokers, banks and other nominees only have discretionary authority to vote on routine proposals; they are prohibited from voting on non-routine proposals without instructions from the beneficial owner. The ratification of the independent auditor (Proposal 2) is the only routine matter on which brokers, banks and other nominees may vote in their discretion on behalf of beneficial owners who have not provided voting instructions. The election of directors (Proposal 1), the advisory vote to approve our named executive officer compensation (Proposal 3), and the approval of the Plains All American 2021 Long-Term Incentive Plan (Proposal 4) are non-routine matters. If a broker returns a proxy with a voting choice selected for a routine proposal but with no voting choice selected for a non-routine proposal, the result is a broker non-vote. Broker non-votes are counted as present and entitled to vote for purposes of determining a quorum at the meeting, but are not considered votes cast and will have no impact on non-routine matters. Accordingly, we do not expect there to be any broker non-votes for Proposal 2 and broker non-votes will not be counted as votes either “FOR” or “AGAINST” Proposals 1, 3 and 4.
Q:
What constitutes a quorum?

A:
The holders of a majority of the common units and Series A preferred units (on an as-converted basis) entitled to vote and represented in person or by proxy shall constitute a quorum at the PAA Annual Meeting. Your units will be counted as present at the PAA Annual Meeting if:

•
you are virtually present and vote at the meeting; or

•
you, or your broker if you are a beneficial owner of units held in street name, have submitted a properly executed proxy.

Executed proxies received but marked as abstentions and broker non-votes will be counted as present for purposes of determining the presence of a quorum.
Q:
What will I be voting on?

A:
Unitholders (excluding AAP) will be casting a “pass-through” vote on Proposals 1, 2 and 3 by instructing PAA how to vote its PAGP Class C shares on those proposals at PAGP’s annual meeting. PAA will vote (or refrain from voting) its Class C shares on each matter submitted to PAGP’s shareholders in the same proportion as the votes received from or withheld by the Unitholders with respect to such matter. Unitholders (including AAP who will vote pursuant to instructions received from PAGP Class A and Class B shareholders at the PAGP Annual Meeting) will also be voting directly on Proposal 4. The proposals that will be voted on and the required vote for approval of such proposals is set forth above under “Information About the PAGP and PAA Annual Meetings.”

Q:
Who covers the expense of the proxy solicitation?

A:
The expense of preparing, printing and mailing this proxy statement and the proxies solicited hereby will be borne by us. In addition to the use of the mail, proxies may be solicited by PAGP GP’s directors and officers, as well as by employees of GP LLC, without additional remuneration, by mail, phone, fax or in person. We will also request brokerage firms, banks, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of our units as of the Record Date and will provide reimbursement for the cost of forwarding the proxy materials in accordance with customary practice. Your cooperation in promptly voting your units electronically, via the Internet or by telephone, or by signing and returning the enclosed proxy card will help to avoid additional expenses. We have hired Georgeson LLC to solicit proxies for a fee of $10,000 plus reasonable expenses for additional services.

Q:
What if I do not mark a voting choice for some of the matters listed on my proxy card?

A:
If you return a signed proxy card without indicating your voting choice, your units will be voted in accordance with the Board’s recommendation for each proposal with respect to which a voting choice is not indicated.

Q:
Who will tabulate and certify the vote?

A:
American Stock Transfer & Trust Company, LLC will tabulate and certify the vote, and will have a representative present at the PAA Annual Meeting to act as the independent inspector of elections for the PAA Annual Meeting.

PROPOSAL 1 — ELECTION OF CLASS III DIRECTORS
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF GREG L. ARMSTRONG, JOHN T. RAYMOND, BOBBY S. SHACKOULS AND CHRISTOPHER M. TEMPLE AS A CLASS III DIRECTOR OF OUR GENERAL PARTNER’S BOARD OF DIRECTORS.
Board and Governance Structure
Summary of Recent Changes.   Investors have voiced a preference for certain governance practices, and over the course of the last several years, our board and governance structure has evolved and changed in ways that we believe are meaningfully beneficial to investors. Highlights of some of the key changes are as follows:
2016
•
Replaced our dual board structure for PAA and PAGP with a unified governance structure that resulted in the Board being solely responsible for the governance of PAA, AAP and PAGP;

•
Amended our governing documents to enfranchise all shareholders of PAGP and all public common unitholders and Series A preferred unitholders of PAA by providing for shareholder elections of directors commencing in 2018 (on a staggered three year rolling basis);

2017
•
added Asian American director to the Board (subsequently became Chairman of the Board in January 2020);

2018
•
Held first annual meeting for the election of directors;

•
Added new independent female director to the Board;

2019
•
Amended our governing documents to require that a majority of our Board satisfy applicable stock exchange independence requirements, despite the fact that as a limited partnership we are exempt from such requirements (seven out of 11 (64%) of our current Board members have been assessed by the Board and determined to be independent);

•
Amended our governing documents to create a strong lead independent director role in connection with the retirement of our former Chairman and the re-combination of the roles of Chairman and CEO;

•
With the assistance of our governance committee, executed a comprehensive board assessment, refreshment and succession planning process that included a skills and needs assessment, the development of a formal board succession plan and director performance evaluations;

2020
•
Added new independent director to the Board;

•
Appointed independent chairman to compensation committee;

•
Adopted Equity Ownership Guidelines and Clawback Policy;

2021
•
Established a new committee, the Health, Safety, Environmental and Sustainability (“HSES”) Committee, to assist the Board in its oversight of various HSES matters and facilitate the efforts of management to further strengthen our focus on sustainability and ESG matters;

•
Mandated that the members of all Board committees be independent; and

•
Amended our governing documents to increase the number of directors subject to public election by adding the three directors who are current or former members of management (resulting in 10 of our 11 current director positions being subject to public election, with the only exception being our remaining designated director).

General Overview and Board Makeup.   Our Board has responsibility for managing the business and affairs of PAGP, PAA and AAP. The Board currently has 11 members, including the CEO, who currently serves as Chairman of the Board. As contemplated by our governing documents, because the roles of CEO and Chairman of the Board are held by the same person, the Board has designated one of our independent directors (Bobby Shackouls) to serve as Lead Director. Our governing documents also require that at least a majority of directors must meet the independence requirements of the national securities exchange on which the securities of PAA and PAGP are listed (currently Nasdaq).
The Board is divided into three staggered classes, as set forth below. At each annual meeting, only the eligible directors of a class whose term is expiring (i.e., directors of such class who are not “designated” directors) will be up for election and, upon election, the elected directors in that class will serve for a term of three years, subject to a director’s earlier resignation, death or removal. If a director is elected to the Board to fill a vacancy, that director will have the same remaining term as his or her predecessor.
	Independent	Audit Committee	Compensation Committee	Governance Committee	HSES Committee	Chairman of the Board	Lead Director
Class I Directors (Term expires 2023)
Willie Chiang, Chairman of the Board and CEO
Alexandra D. Pruner
Lawrence M. Ziemba
Class II Directors (Term expires 2022)
Victor Burk
Kevin S. McCarthy1
Harry N. Pefanis, President
Gary R. Petersen
Class III Directors (Term expires 2021)
Greg L. Armstrong, Senior Advisor to the CEO (former Chairman of the Board and CEO)*
John T. Raymond*
Bobby S. Shackouls*
Christopher M. Temple*
*	Nominated by the Board for re-election at the 2021 Annual Meeting.
Determined by the Board to be independent under applicable Nasdaq and SEC rules.
Designated Director or Company Employee — independence has not been assessed by the Board.
Committee Member
Committee Chairman
Chairman of the Board
Lead Director

1
Mr. McCarthy serves as Kayne Anderson’s designated director.

As described in the summary above, since 2016, the Board has taken numerous meaningful steps to provide PAGP shareholders and PAA unitholders the right to vote for members of the Board. At a special meeting of PAGP shareholders called by the Board and held in November 2016 in connection with our simplification transaction (the “Simplification Transaction”), PAGP shareholders overwhelmingly approved the following changes to our governing documents, among others:
•
the implementation of a unified governance structure for PAA and PAGP that resulted in the Board being responsible for the governance of PAGP, AAP and PAA; and

•
the division of the Board into three classes and the commencement of shareholder elections of directors by class starting in 2018, with the participation and enfranchisement of all shareholders of PAGP and all public common unitholders and Series A preferred unitholders of PAA.

These features distinguish PAGP and PAA from many of their midstream master limited partnership peers. It is important to note that all but one of the current director positions is subject to public election on a staggered three-year basis, with the lone exception being attributable to a previously negotiated contractual right to designate a director held by Kayne Anderson. Pursuant to our governing documents, Kayne Anderson is legally and contractually entitled to designate a director for so long as Kayne Anderson and its affiliates maintain a 10% “qualifying ownership interest” in AAP (as defined in our governing documents). Kayne Anderson’s designated director is Kevin McCarthy. Together with the alignment of interests among investors that was created through the elimination of PAA’s incentive distribution rights in connection with the Simplification Transaction, the Board has put in place an overall governance structure that vastly improves the governance rights of our investors and which we believe is regarded by many as a structure that, together with other factors, produces a degree of alignment with our investors that places us at the top of our master limited partnership peers for the midstream sector regarding governance structure and rights. The Board believes that the continued implementation of the modified governance structure as approved by PAGP’s shareholders, together with honoring and abiding by the contractual designation right held by Kayne Anderson, is in line with the will and expectations of investors in PAA and PAGP.
Director and Nominee Experience and Qualifications
With respect to any director nominations made by the Board in connection with annual director elections or in the event of a vacancy with respect to directors other than a designated director, in each case to the extent requested by the Chairman of the Board, the governance committee assists in identifying and screening potential candidates. The governance committee makes its recommendations based on an assessment of the skills, experience and characteristics of the candidate in the context of the needs of the Board. It is the policy and practice of the governance committee and the Board to consider diversity in a number of areas (including diversity of gender, race and ethnicity) in connection with the process of identifying and assessing potential Board candidates.
During 2019, with the assistance of the governance committee, the Board initiated a board assessment, refreshment and succession planning process. This process includes (i) an annual assessment of the skills, background and experience of our directors, which is used to identify potential enhancement areas relative to the ideal mix of skills, background and experience for our board, (ii) the development and maintenance of a board succession plan that identifies near and longer-term actions and includes succession plans for each board committee, and (iii) the annual evaluation by each director of the performance of every other director in a variety of categories that directly impact overall board performance and effectiveness. Board succession planning efforts and director evaluations are updated on a regular basis. The governance committee also oversees the Board’s annual self-assessment process.
In evaluating director nominees and in reviewing the qualifications and experience of the directors continuing in office, the governance committee and Board consider a variety of factors, including independence, financial literacy, personal and professional accomplishments, diversity and experience in light of the needs of the company. For incumbent directors, factors also include past performance on the Board. The Board has determined that it is beneficial to have individuals on the Board with the following skills, experiences, and characteristics (See the Director Skills Matrix below for an overview of the skills, experiences and characteristics of our current Board members):

• Public Company Experience (Officer/Director)	• Industry Experience (Upstream/Midstream/Downstream)
• Finance/Accounting	• Private Equity
• Business Development/Strategy/Commercial	• Diversity (Gender/Race/Ethnicity)
• Legal/Governance/Government Relations	• International
• Operations/Engineering/Construction	• Cybersecurity/IT
Director Skills Matrix
	Armstrong	Burk	Chiang	McCarthy	Pefanis	Petersen	Pruner	Raymond	Shackouls	Temple	Ziemba
Public Company Experience	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Finance/Accounting	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Business Development/ Strategy/Commercial	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Legal/Governance/ Government Relations	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Operations/Engineering/ Construction	✓		✓		✓			✓	✓		✓
Industry Experience	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Private Equity				✓		✓		✓		✓
Diversity			✓				✓
International	✓	✓	✓		✓	✓	✓	✓	✓		✓
Cybersecurity/IT							✓			✓

Class III Directors Standing for Election at the 2021 Annual Meeting
The Board has nominated Messrs. Armstrong, Raymond, Shackouls and Temple, current non-designated Class III directors, for election at the 2021 annual meeting. Each nominee has consented to serve if elected and, if elected, will serve until the 2024 annual meeting. If any of the nominees becomes unavailable to serve as a director prior to the Annual Meeting, the Board may designate a substitute nominee, or the Board may decide to reduce the size of the Board. In the case of a substitute nominee, the persons named as proxies will vote for the substitute nominee designated by the Board.
GREG L. ARMSTRONG Not Independent PAGP/PAA Director since 1998 Former Chairman and CEO
Greg L. Armstrong, age 62, has served as a director of PAGP GP since 2013. He has also served as Senior Advisor to the CEO since January 1, 2020. Mr. Armstrong served as Chairman of the Board of PAGP GP from July 2013 through December 31, 2019 and as Chief Executive Officer of PAGP GP from July 2013 until his retirement from such position in October 2018. He also served as Chief Executive Officer of GP LLC from PAA’s formation in 1998 until his retirement from that position in October 2018. He served as a director of PAA’s general partner or former general partner from PAA’s formation until November 2016 when the Board of PAGP GP assumed responsibility for PAA in addition to PAGP and AAP. In addition, he was President, Chief Executive Officer and director of Plains Resources Inc. from 1992 to May 2001 and served in various roles of increasing responsibility from 1981 to 1992. Mr. Armstrong is Chair of the Federal Reserve Bank of Dallas, and is a director of the Memorial Hermann Health System and NOV, Inc. Mr. Armstrong is also a member of the advisory board of the Maguire Energy Institute at the Cox School of Business at Southern Methodist University, a member of the adjunct faculty for the University of Oklahoma’s Executive MBA in Energy program and is the Immediate Past Chairman of the National Petroleum Council. Mr. Armstrong’s experience with PAA since its formation, including as former Chairman and CEO, and his long-time involvement in the energy industry, provide the Board with invaluable insight and perspective.

Board Qualifications:
•
Public Company Experience

•
Finance/Accounting

•
Business Development/ Strategy/Commercial

•
Legal/Governance/ Government Relations

•
Operations/Engineering/ Construction

•
Industry Experience

•
International

JOHN T. RAYMOND Independent PAGP/PAA Director since 2010 Committees: Compensation (chair)
John T. Raymond, age 50, has served as a director of PAGP GP since October 2013. He served as a director of PAA’s general partner from December 2010 until November 2016. Mr. Raymond is the founder and majority owner of The Energy & Minerals Group (“EMG”), which is the management company for a series of specialized private equity funds. EMG was founded in 2006 and focuses on investing across various facets of the global natural resource industry including the upstream and midstream segments of the energy complex. As of September 30, 2020, EMG had approximately $10 billion of regulatory assets under management and approximately $12 billion in commitments have been allocated across the energy sector since inception. From 1998 until founding EMG, Mr. Raymond held various executive leadership positions with several energy companies, including Plains Resources Inc. (the publicly traded predecessor company to Vulcan Energy), Plains Exploration and Production Company, Kinder Morgan, Inc. and Ocean

Board Qualifications:
•
Public Company Experience

•
Finance/Accounting

•
Business Development/ Strategy/Commercial

•
Legal/Governance/ Government Relations

•
Operations/Engineering/ Construction

•
Industry Experience

•
Private Equity

•
International

Energy, Inc. From 1992 to 1998, he was a Vice President with Howard Weil Labouisse Friedrichs, Inc. Mr. Raymond has been a direct or indirect owner of PAA’s general partner since 2001 and served on the board of PAA’s general partner from 2001 to 2005. He serves on numerous other private company boards and currently serves on the board of NGL Energy Holdings LLC, the general partner of NGL Energy Partners, L.P. Mr. Raymond received a BSM degree from the A.B. Freeman School of Business at Tulane University with dual concentrations in finance and accounting and currently sits on the board of the Business School Council. He also serves as a director on the board of the American Heart Association, as a member of the MD Anderson Cancer Center Board of Visitors and is a member of YPO. The Board has determined that Mr. Raymond is “independent” under applicable Nasdaq and SEC rules. We believe that Mr. Raymond’s experience with investment in and management of a variety of upstream and midstream assets and operations provides a valuable resource to the Board.

BOBBY S. SHACKOULS Lead Director Independent PAGP/PAA Director since 2010 Committees: Governance (chair)
Bobby S. Shackouls, age 70, has served as a director of PAGP GP since January 2014 and as Lead Director since January 2020. Mr. Shackouls served as Chairman of Burlington Resources Inc. from 1997 until its acquisition by ConocoPhillips in 2006, and continued to serve on the ConocoPhillips Board of Directors until his retirement in May 2011. Prior thereto, Mr. Shackouls served as President and Chief Executive Officer of Meridian Oil, Inc., a wholly owned subsidiary of Burlington Resources, from 1994 – 1995, and as President and Chief Executive Officer of Burlington Resources from 1995 until 2006. Mr. Shackouls served as a director of The Kroger Co. from 1999 until January 2021, as a director of Oasis Petroleum from 2012 until November 2020, and as a director of Quintana Energy Services from January 2019 until July 2020. He served as a director and member of the audit committee of PNGS GP LLC, the general partner of PAA Natural Gas Storage, L.P., from April 2010 through December 2013. The Board has determined that Mr. Shackouls is “independent” under applicable Nasdaq and SEC rules. We believe that Mr. Shackouls’ extensive experience within the energy industry offers valuable perspective and, in tandem with his long history of leadership as the CEO of a public company, make him highly qualified to serve as a member of the Board.

Board Qualifications:
•
Public Company Experience

•
Finance/Accounting

•
Business Development/ Strategy/Commercial

•
Legal/Governance/ Government Relations

•
Operations/Engineering/ Construction

•
Industry Experience

•
International

CHRISTOPHER M. TEMPLE Independent PAGP/PAA Director since 2009 Committees: Compensation HSES
Christopher M. Temple, age 53, has served as a director of PAGP GP since November 2016. He served as a director of PAA’s general partner from May 2009 until November 2016. He is President of DelTex Capital LLC (a private investment firm) and serves as an Operating Executive/Consultant to Tailwind Capital. As part of his role as an Operating Executive with Tailwind Capital, Mr. Temple serves on the board of HMT Tank, LLC and on the board of Loenbro, Inc. He also serves on the board and is chairman of the audit committee of Owl Rock Capital Corporation, Owl Rock Capital Corporation II, Owl Rock Capital Corporation III, Owl
Board Qualifications: • Public Company Experience • Finance/Accounting • Business Development/ Strategy/Commercial • Legal/Governance/ Government Relations • Industry Experience

Rock Core Income Corporation and Owl Rock Technology Finance Corporation. Mr. Temple served as the President of Vulcan Capital, the private investment group of Vulcan Inc., from May 2009 until December 2009 and as Vice President of Vulcan Capital from September 2008 to May 2009. Mr. Temple served as Chairman of Brawler Industries, LLC from September 2012 to July 2016, as a director of Clear Channel Outdoor Holdings from April 2011 through May 2017, and as a director of Charter Communications, Inc. from November 2009 through January 2011. Prior to joining Vulcan in September 2008, Mr. Temple served as a managing director at Tailwind Capital LLC from May to August 2008. Prior to joining Tailwind, Mr. Temple was a managing director at Friend Skoler & Co., Inc. from May 2005 to May 2008. From April 1996 to December 2004, Mr. Temple was a managing director at Thayer Capital Partners. Additionally, Mr. Temple was a licensed CPA serving clients in the energy sector with KPMG in Houston, Texas from 1989 to 1993. Mr. Temple holds a BBA, magna cum laude, from the University of Texas and an MBA from Harvard. The Board has determined that Mr. Temple is “independent” under applicable Nasdaq and SEC rules. Mr. Temple has a broad investment management background across a variety of business sectors, as well as experience in the energy sector. We believe that this background, along with the leadership attributes indicated by his executive experience, provide an important source of insight and perspective to the Board.
• Private Equity • Cybersecurity/IT
Other Directors Not Standing for Election at the 2021 Annual Meeting
Class I Directors (terms expire in 2023):
WILLIE CHIANG Not Independent PAGP/PAA Director since 2017 Chairman and CEO
Willie Chiang, age 60, has served as a director of PAGP GP since February 2017, as Chief Executive Officer of PAGP GP and GP LLC since October 2018 and as Chairman of the Board since January 2020. He served as Executive Vice President and Chief Operating Officer of PAGP GP and GP LLC from January 2018 until October 2018. He also served as Executive Vice President and Chief Operating Officer (U.S.) of PAGP GP and GP LLC from August 2015 through December 2017. Prior to joining Plains, Mr. Chiang served as Executive Vice President – Operations for Occidental Petroleum Corporation from 2012 until 2015. From 1996 until 2012, he served in various positions at ConocoPhillips, including most recently as Senior Vice President – Refining, Marketing, Transportation and Commercial. He serves as chair of the Society for the Performing Arts and as chair of the finance committee for the United Way of Greater Houston. He received a BS in Mechanical Engineering from South Dakota School of Mines and Technology and completed the Advanced Management Program at the University of Pennsylvania. Mr. Chiang’s role as CEO and his broad experience in the energy industry, together with his leadership capabilities and strategic focus, make him highly qualified to serve on the Board.

Board Qualifications:
•
Public Company Experience

•
Finance/Accounting

•
Business Development/ Strategy/Commercial

•
Legal/Governance/ Government Relations

•
Operations/Engineering/ Construction

•
Industry Experience

•
Diversity

•
International

ALEXANDRA D. PRUNER Independent PAGP/PAA Director since 2018 Committees: Audit Governance
Alexandra Pruner, age 59, has served as a director of PAGP GP since December 2018. Ms. Pruner has served as a Senior Advisor of Perella Weinberg Partners (“PWP”), a global independent advisory firm providing strategic and financial advice and asset-management services, and its energy division, Tudor, Pickering, Holt & Co., since December 2018. She previously served as Partner and Chief Financial Officer of PWP from December 2016 through November 2018. She served as CFO and a member of the Management Committee at Tudor, Pickering, Holt & Co. from the firm’s founding in 2007 until its combination with PWP in 2016. Ms. Pruner served as a director and member of the audit committee of Anadarko Petroleum Corporation from December 2018 until August 2019. She has also served as a director of NRG Energy, Inc. since October 2019 and as a director of Encino Acquisition Partners, LLC since November 2019. She is the founder and a board member of Women’s Global Leadership Conference in Energy & Technology, is an Emeritus Director of the Amegy Bank Development Board, and is Chair of Brown University’s President’s Advisory Council on the Economics Department. She also serves on the Board of the Houston Zoo, among other volunteer efforts. Ms. Pruner holds a BA in Economics from Brown University. The Board has determined that Ms. Pruner is “independent” under applicable Nasdaq and SEC rules and qualifies as an “Audit Committee Financial Expert.” Ms. Pruner’s extensive experience in the energy industry from a variety of perspectives, along with her strong finance and investment banking background, make her uniquely qualified to serve on the Board.

Board Qualifications:
•
Public Company Experience

•
Finance/Accounting

•
Business Development/ Strategy/Commercial

•
Legal/Governance/ Government Relations

•
Industry Experience

•
Diversity

•
International

•
Cybersecurity/IT

LAWRENCE M. ZIEMBA Independent PAGP/PAA Director since 2020 Committees: Audit HSES (chair)
Lawrence M. Ziemba, age 65, has served as a director of PAGP GP since January 2020. Mr. Ziemba served as Executive Vice President, Refining, and a member of the executive committee of Phillips 66 from May 2012 until his retirement in December 2017. From 2001 to May 2012, he served in various downstream positions with ConocoPhillips, including most recently as President, Global Refining, and a member of the executive committee. He also held various positions of increasing responsibility with Tosco/Unocal from 1977 to 2001. He has held a number of industry leadership positions, including with API and AFPM. He currently serves on the board of directors of PBF Logistics GP LLC. He also serves on the board of trustees of Duchesne Academy in Houston, where he chairs the finance committee. Mr. Ziemba received a BS in mechanical engineering from the University of Illinois – Champaign and an MBA from the University of Chicago. The Board has determined that Mr. Ziemba is “independent” under applicable Nasdaq and SEC rules. We believe that his operations, technical and project management expertise, coupled with his business sense and understanding of strategic positioning in the energy space, adds a diverse operating and downstream perspective to the Board.

Board Qualifications:
•
Public Company Experience

•
Finance/Accounting

•
Business Development/ Strategy/Commercial

•
Legal/Governance/ Government Relations

•
Operations/Engineering/ Construction

•
Industry Experience

•
International

Class II Directors (terms expire in 2022):
VICTOR BURK Independent PAGP/PAA Director since 2010 Committees: Audit (chair)
Victor Burk, age 71, has served as a director of PAGP GP since January 2014. He has been a Managing Director for Alvarez and Marsal, a privately owned professional services firm, since April 2009. From 2005 to 2009, Mr. Burk was the global energy practice leader for Spencer Stuart, a privately owned executive recruiting firm. Prior to joining Spencer Stuart, Mr. Burk served as managing partner of Deloitte & Touche’s global oil and natural gas group from 2002 to 2005. He began his professional career in 1972 with Arthur Andersen and served as managing partner of Arthur Andersen’s global oil and natural gas group from 1989 until 2002. Mr. Burk served on the board of directors and audit committee of EV Energy Partners, L.P. from September 2006 until June 2018. Mr. Burk served as a director and as chairman of the audit committee of PNGS GP LLC, the general partner of PAA Natural Gas Storage, L.P., from April 2010 through December 2013. Mr. Burk also serves as a board member of the Sam Houston Area Council of the Boy Scouts of America. He received a BBA in Accounting from Stephen F. Austin State University, graduating with highest honors. The Board has determined that Mr. Burk is “independent” under applicable Nasdaq and SEC rules and qualifies as an “Audit Committee Financial Expert.” We believe that Mr. Burk’s background, spanning over 30 years of extensive public accounting and consulting experience in the energy industry, coupled with his demonstrated leadership abilities, bring valuable experience and insight to the Board.

Board Qualifications:
•
Public Company Experience

•
Finance/Accounting

•
Business Development/ Strategy/Commercial

•
Legal/Governance/ Government Relations

•
Industry Experience

•
International

KEVIN S. MCCARTHY Designated Director – Independence Not Assessed PAGP/PAA Director since 2020 Committees: none
Kevin S. McCarthy, age 61, has served as a director of PAGP GP since October 2020. He currently serves as Vice Chairman at Kayne Anderson, where he co-founded the firm’s energy infrastructure securities activities, and served as CEO and Chairman of the Board of Directors for Kayne Anderson’s closed-end funds from 2004 through July 2019. Prior to joining Kayne Anderson in 2004, Mr. McCarthy was global head of energy investment banking at UBS Securities LLC and held similar positions at PaineWebber Incorporated and Dean Witter Reynolds. Mr. McCarthy serves as a director of Altus Midstream Company and Whiting Petroleum Corporation, and previously served as a director of Range Resources Corporation, ONEOK, Inc., Emerge Energy Services LP and K-Sea Transportation Partners L.P. He also sits on the board of directors of the Gladney Fund. Mr. McCarthy earned a BA in economics and geology from Amherst College and an MBA in Finance from the Wharton School at the University of Pennsylvania. Mr. McCarthy’s extensive investment management background and involvement in the energy sector, along with the breadth and depth of his market and industry knowledge, brings substantial experience, insight and skill to the Board.

Board Qualifications:
•
Public Company Experience

•
Finance/Accounting

•
Business Development/ Strategy/Commercial

•
Legal/Governance/ Government Relations

•
Industry Experience

•
Private Equity

HARRY N. PEFANIS Not Independent PAGP/PAA Director since 2017 President
Harry N. Pefanis, age 63, has served as a director of PAGP GP since February 2017 and as President of PAGP GP and GP LLC since March 2021. He previously served as President and Chief Commercial Officer of PAGP GP and GP LLC from January 2018 until March 2021. He served as President and Chief Operating Officer of GP LLC from PAA’s formation in 1998 through December 2017, and as President and Chief Operating Officer of PAGP GP from July 2013 through December 2017. He was also a director of PAA’s former general partner. In addition, he was Executive Vice President – Midstream of Plains Resources from May 1998 to May 2001. He previously served Plains Resources as: Senior Vice President from February 1996 until May 1998; Vice President – Products Marketing from 1988 to February 1996; Manager of Products Marketing from 1987 to 1988; and Special Assistant for Corporate Planning from 1983 to 1987. Mr. Pefanis was also President of several former midstream subsidiaries of Plains Resources prior to PAA’s formation. Mr. Pefanis serves as lead independent director of Oasis Midstream Partners, L.P. He is also a director of the Memorial Hermann Foundation. Mr. Pefanis’s involvement with PAA since its formation and his considerable operational, commercial, accounting and financial experience brings important and valuable skills to the Board.

Board Qualifications:
•
Public Company Experience

•
Finance/Accounting

•
Business Development/ Strategy/Commercial

•
Legal/Governance/ Government Relations

•
Operations/Engineering/ Construction

•
Industry Experience

•
International

GARY R. PETERSEN Independent PAGP/PAA Director since 2001 Committees: Compensation Governance
Gary R. Petersen, age 74, has served as a director of PAGP GP since November 2016. He served as a director of PAA’s general partner from June 2001 until November 2016. Mr. Petersen is a Managing Partner of EnCap Investments L.P., an investment management firm which he co-founded in 1988. He also served as a director of EV Energy Partners, L.P. from September 2006 until June 2018. He had previously served as Senior Vice President and Manager of the Corporate Finance Division of the Energy Banking Group for RepublicBank Corporation. Prior to his position at RepublicBank, he was Executive Vice President and a member of the Board of Directors of Nicklos Oil & Gas Company from 1979 to 1984. He served from 1970 to 1971 in the U.S. Army as a First Lieutenant in the Finance Corps and as an Army Officer in the Army Security Agency. He is a member of the Independent Petroleum Association of America, the Houston Producers Forum and the Petroleum Club of Houston. Mr. Petersen is a director of the Memorial Hermann Health System and the Houston Museum of Natural Science. He also sits on the board of trustees of The Council on Recovery. Mr. Petersen holds BBA and MBA degrees in finance from Texas Tech University. The Board has determined that Mr. Petersen is “independent” under applicable Nasdaq and SEC rules. Mr. Petersen has been involved in the energy sector for a period of more than 35 years, garnering extensive knowledge of the energy sectors’ various cycles, as well as the current market and industry knowledge that comes with management of approximately $18 billion of energy-related investments. In tandem with the leadership qualities evidenced by his executive background, we believe that Mr. Petersen brings numerous valuable attributes to the Board.

Board Qualifications:
•
Public Company Experience

•
Finance/Accounting

•
Business Development/ Strategy/Commercial

•
Legal/Governance/ Government Relations

•
Industry Experience

•
Private Equity

•
International

CORPORATE GOVERNANCE AND RELATED MATTERS
Our Management and Governance
As a limited partnership, we do not directly have directors, officers or employees. Our operations and activities are managed by GP LLC, which employs our management and operational personnel (other than our Canadian personnel, who are employed by Plains Midstream Canada ULC). GP LLC is the general partner of AAP, which is the sole member of our general partner. PAGP is the sole member of GP LLC, and PAGP GP is the general partner of PAGP. The Board has responsibility for managing the business and affairs of PAGP, PAA and AAP.
Our Unitholders are limited partners and do not directly or indirectly participate in our management or operation. Unlike holders of common stock in a corporation, our Unitholders have only limited voting rights on matters affecting our business or governance, subject in all cases to any specific unitholder rights contained in our partnership agreement. In connection with the Simplification Transactions completed in November 2016, we expanded the voting rights of our Unitholders to include the election of directors and, in 2018, we began holding annual meetings for this purpose. For a description of the steps we have taken to strengthen our governance structure and expand the voting rights of our unitholders, as well as a description of our Board structure and information regarding the election of Directors, see “Proposal 1 — Election of Class III Directors — Board and Governance Structure” above.
Board Leadership Structure and Role in Risk Oversight
Effective with the retirement of Mr. Armstrong as Chairman of the Board at the end of 2019, after carefully considering the issue over the course of several meetings, our Board determined that it was in the best interests of PAGP and PAA to re-combine the offices of CEO and Chairman of the Board, and Mr. Chiang assumed the role of Chairman of the Board while continuing to serve as CEO. The Board also approved an amendment to our governing documents that established a strong Lead Director role, requires that one of our independent directors serve as the Lead Director for so long as the CEO and Chairman roles are held by the same person, and clearly delineates the respective responsibilities of the Chairman and the Lead Director. The Board has no set policy with respect to the separation of the offices of Chairman and CEO; rather the Board believes it is in the best interests of PAA and PAGP for the Board to review ongoing conditions and circumstances and to make an appropriate determination to separate, or maintain as combined, the CEO and Chairman roles at the time a new CEO succeeds the current CEO, or upon a significant change in circumstances. In connection with the re-combination of the Chairman and CEO roles effective January 1, 2020, the Board appointed Mr. Shackouls to serve as Lead Director.
With respect to the management of enterprise-level risk (ELR), which is the process of identifying, managing and monitoring events that present opportunities and risks with respect to the operation of our business and the creation of value for our unitholders, the Board has delegated primary responsibility to management and retained oversight responsibility. Management provides a formal ELR assessment to the Board at least once every year.
We believe that our Board leadership structure supports the Board’s risk oversight function by facilitating open and regular communication between management and the directors, which allows informed oversight of management’s processes for identifying and managing significant risks and their impact on PAA’s business. For example, in connection with its ongoing management and assessment of the risks facing PAA as a result of the impacts to its business resulting from the COVID-19 pandemic, management has assembled a cross-disciplinary crisis management team, which includes all of our executive officers, that has continuously monitored developments throughout the pandemic. Executive management has been in regular communication with the Board, has had several meetings with the Board and has provided numerous updates and related information to the Board regarding the assessment and management of the significant risks to PAA and its business as a result of the pandemic. In addition, the CEO/Chairman is in regular contact with the Lead Director to make sure the Board is receiving the information it needs and has the opportunity to provide feedback and input to management, in each case as required for the Board to discharge its oversight role with respect to the risks facing PAA and its business in the current environment.

Non-Management Executive Sessions and Shareholder Communications
Non-management directors meet in executive session in connection with each regular Board meeting. These sessions are presided over by the Lead Director. As circumstances warrant, non-management directors may also meet in executive sessions of special meetings of the Board.
Interested parties can communicate directly with non-management directors by mail in care of the General Counsel and Secretary or in care of the Vice President of Internal Audit at Plains All American Pipeline, L.P., 333 Clay Street, Suite 1600, Houston, Texas 77002. Such communications should specify the intended recipient or recipients. Commercial solicitations or communications will not be forwarded.
Independence Determinations
Because we are a limited partnership, the listing standards of Nasdaq do not require that we or our general partner have a majority of independent directors on the Board. Nonetheless, we have amended the PAGP GP LLC Agreement to require that our Board have a majority of directors who are “independent” as defined in applicable Nasdaq and SEC rules. To be considered independent under Nasdaq listing standards, our Board must determine that a director has no relationship with us that would interfere with the exercise of independent judgement in carrying out his or her responsibilities as a director. The standards specify the criteria by which the independence of directors will be determined, including guidelines for directors and their immediate family members with respect to employment or affiliation with us or with our independent public accountants. Although the Board has not assessed the independence of our designated director (Mr. McCarthy), the Board has assessed the independence of the seven directors who are not current or former members of management (Messrs. Burk, Petersen, Raymond, Shackouls, Temple, Ziemba and Ms. Pruner) and has concluded that all of such directors are independent under applicable Nasdaq and SEC standards.
Audit Committee
Our audit committee reviews our external financial reporting, engages our independent auditors, and reviews the adequacy of our internal accounting controls. The charter of our audit committee is available on our website. See “— Meetings and Other Information” for information on how to access or obtain copies of this charter. The Board has determined that each member of our audit committee (Messrs. Burk (chair), Ziemba and Ms. Pruner) is (i) “independent” under applicable Nasdaq and SEC rules, and (ii) financially literate. The Board has also determined that each of Mr. Burk and Ms. Pruner qualifies as an “Audit Committee Financial Expert” as that term is defined in Item 407 of Regulation S-K.
Compensation Committee; Compensation Committee Interlocks and Insider Participation
Although not required by Nasdaq listing standards, we have a compensation committee that reviews and makes recommendations to the Board regarding the compensation for our executive officers and administers our long-term equity incentive plans for officers and key employees. The compensation committee has delegated limited authority to the CEO to administer our long-term incentive plans with respect to employees and non-Section 16 officers below the Senior Vice President level. The charter of our compensation committee is available on our website. See “— Meetings and Other Information” for information on how to access or obtain copies of this charter. The compensation committee currently consists of Messrs. Raymond (chair), Petersen and Temple. Under applicable stock exchange rules, none of the members of our compensation committee are required to be “independent;” however, the charter of our compensation committee requires that all members of the committee be independent and the Board has determined that all of the current members of such committee are independent under applicable stock exchange and SEC standards. The compensation committee has the sole authority to retain any compensation consultants to assist the committee. During 2019 and 2020, the compensation committee engaged Meridian Compensation Partners, LLC to conduct an independent review and benchmark study of our executive compensation program and practices.
During 2020, none of the members of the compensation committee was an officer or employee of ours or any of our subsidiaries, or served as an officer of any company with respect to which any of our executive officers served on such company’s board of directors. In addition, none of the members of the compensation committee are former employees of ours or any of our subsidiaries. Mr. Raymond is associated with EMG. We have relationships with entities affiliated with EMG. See “Certain Relationships and Related Transactions.”
Governance Committee
Although not required by Nasdaq listing standards, we also have a governance committee that periodically reviews our governance structure, policies and principles, oversees the Board’s annual self-assessment and committee evaluation process, and assists with succession planning and related activities, including identifying and assessing director nominees among other governance related matters. See “Proposal 1— Election of Class III Directors — Board and Governance Structure” for additional information regarding activities of our governance committee. The charter of our governance committee is available on our website. See “— Meetings and Other Information” for information on how to access or obtain copies of this charter. The governance committee currently consists of Messrs. Shackouls (chair), Petersen and Ms. Pruner. Under applicable stock exchange rules, none of the members of our governance committee are required to be “independent;” however, the charter of our governance committee requires that all members of the committee be independent and the Board has determined that all of the current members of such committee are independent under applicable stock exchange and SEC standards.
HSES Committee
In February 2021, the Board established the Health, Safety, Environmental and Sustainability (“HSES”) Committee. The HSES committee will assist the Board in its evaluation and oversight of our (i) management of HSES matters, including compliance with applicable laws and regulations; (ii) management of systems and plans to protect the health and safety of employees, contractors, customers, the environment, the communities where we operate, our assets, and our reputation; and (iii) plans to adjust to HSES trends and related risks to more effectively achieve our long-term business and sustainability objectives. Through the discharge of its oversight responsibilities, the HSES committee will facilitate the efforts of management to further strengthen our focus on sustainability and ESG matters. The charter of our HSES committee is available on our website. See “— Meetings and Other Information” for information on how to access or obtain copies of this charter. The HSES committee currently consists of Messrs. Ziemba (chair) and Temple, both of whom are independent under applicable stock exchange and SEC standards.
Meetings and Other Information
During 2020, our Board had nine meetings, our audit committee had ten meetings, our compensation committee had two meetings and our governance committee had two meetings. In addition, members of our compensation committee and governance committee held numerous conference calls and discussions throughout the year on various compensation and governance related matters. All directors have access to members of management, and a substantial amount of information transfer and informal communication occurs between meetings. In 2020, all of our directors attended all meetings of the Board and applicable committees of the Board on which the director served (100% attendance rate), other than one former director who attended all except one meeting (87.5% attendance rate). Board members are encouraged, but not required to attend our annual meetings; eight Board members attended our annual meeting in 2020.
All of our standing committees have charters. Our committee charters and governance guidelines, as well as our Code of Business Conduct (which describes our Core Values) and our Code of Ethics for Senior Financial Officers (which applies to our principal executive officer, principal financial officer and principal accounting officer), are available under the Structure and Governance tab in the Investor Relations section of our Internet website at http://www.plainsallamerican.com. We intend to disclose any amendment to or waiver of the Code of Ethics for Senior Financial Officers and any waiver of our Code of Business Conduct on behalf of an executive officer or director either on our Internet website or in an 8-K filing. We regularly post important information on our website, including information regarding our sustainability efforts.
Conflicts Committee/Fiduciary Duties
Our partnership agreement allows for the establishment or activation of a conflicts committee as circumstances warrant to review conflicts of interest between us and our general partner or its owners. Such committee will typically consist of a minimum of two independent, non-employee members of the Board. Our partnership agreement provides that any matters approved by the conflicts committee will be conclusively deemed to be fair and reasonable to us, approved by all of our partners, and not a breach by our general partner of any duties owed to us or our Unitholders. See "Certain Relationships and Related Party Transactions — Review, Approval or Ratification of Transactions with Related Persons."
Our partnership agreement limits any fiduciary duties our general partner might owe to our Unitholders. Our general partner is liable for all of our debts (to the extent not paid from our assets), except for indebtedness or other obligations that are made specifically non-recourse to it. Our general partner has the sole discretion to incur indebtedness or other obligations on our behalf on a non-recourse basis to the general partner. Our general partner has in the past exercised such discretion, in most instances involving payment liability, and may exercise such discretion again in the future.
DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires directors, executive officers and persons who beneficially own more than 10% of a registered class of our equity securities to file with the SEC and Nasdaq initial reports of ownership and reports of changes in ownership of such equity securities. Such persons are also required to furnish us with copies of all Section 16(a) forms that they file. Such reports are accessible on or through our Internet website at http://www.plainsallamerican.com.
Based solely upon a review of the copies of Forms 3, 4 and 5 furnished to us, or written representations from certain reporting persons that no Forms 5 were required, we believe that our executive officers and directors complied with all filing requirements with respect to transactions in our equity securities during 2020.
EXECUTIVE OFFICERS
The following table sets forth certain information with respect to our executive officers (for purposes of Item 401(b) of Regulation S-K) as of the date of this proxy statement. Executive officers are appointed by the Board. There is no family relationship between any executive officer and director.
Name	Age (as of 3/26/21)	Position
Willie Chiang*	60	Chairman of the Board and Chief Executive Officer
Harry N. Pefanis*	63	President and Director
Al Swanson	57	Executive Vice President and Chief Financial Officer
Richard K. McGee	60	Executive Vice President, General Counsel and Secretary
Chris R. Chandler	49	Executive Vice President and Chief Operating Officer
Jeremy L. Goebel	43	Executive Vice President and Chief Commercial Officer
Chris Herbold	48	Senior Vice President and Chief Accounting Officer

*
Biographical information for Messrs. Chiang and Pefanis is located under Proposal 1 — Election of Class III Directors.

Al Swanson has served as Executive Vice President and Chief Financial Officer of GP LLC since February 2011. He previously served as Senior Vice President and Chief Financial Officer from November 2008 through February 2011, as Senior Vice President — Finance from August 2008 until November 2008 and as Senior Vice President — Finance and Treasurer from August 2007 until August 2008. He served as Vice President — Finance and Treasurer from August 2005 to August 2007, as Vice President and Treasurer from February 2004 to August 2005 and as Treasurer from May 2001 to February 2004. In addition, he held finance related positions at Plains Resources including Treasurer from February 2001 to May 2001 and Director of Treasury from November 2000 to February 2001. Prior to joining Plains Resources, he served as Treasurer of Santa Fe Snyder Corporation from 1999 to October 2000 and in various capacities at Snyder Oil Corporation including Director of Corporate Finance from 1998, Controller — SOCO Offshore, Inc. from 1997, and Accounting Manager from 1992. Mr. Swanson began his career with Apache Corporation in 1986 serving in internal audit and accounting. Mr. Swanson also serves as Executive Vice President and Chief Financial Officer of PAGP GP.
Richard K. McGee has served as Executive Vice President, General Counsel and Secretary of GP LLC since February 2013. He served as Vice President, General Counsel and Secretary from March 2012 until February 2013 and served as Vice President and Deputy General Counsel from August 2011 through March 2012. He also served as Vice President — Legal and Business Development of PAA’s natural gas storage business from September 2009 through March 2012. From January 1999 to July 2009, he was employed by Duke Energy, serving as President of Duke Energy International from October 2001 through July 2009 and serving as general counsel of Duke Energy Services from January 1999 through September 2001. He previously spent 12 years at Vinson & Elkins L.L.P., where he was a partner with a focus on acquisitions, divestitures and development work for various clients in the energy industry. Mr. McGee also serves as Executive Vice President, General Counsel and Secretary of PAGP GP.
Chris R. Chandler has served as Executive Vice President and Chief Operating Officer of GP LLC since March 2019. He served as Senior Vice President — Strategic Planning and Acquisitions since joining Plains in May 2018 until March 2019. Mr. Chandler has more than 25 years of energy industry experience. Prior to joining Plains, he served in a number of leadership roles at Phillips 66, most recently as General Manager — Corporate Strategy, and previously as General Manager — Midstream Commercial and Business Development, as well as numerous leadership roles in refining. Mr. Chandler also serves as Executive Vice President and Chief Operating Officer of PAGP GP.
Jeremy L. Goebel has served as Executive Vice President and Chief Commercial Officer since March 1, 2021. He previously served as Executive Vice President — Commercial of GP LLC from March 2019 until March 2021, as Senior Group Vice President — Commercial from May 2018 to March 2019, as Senior Vice President — Acquisitions and Strategic Planning from April 2017 until May 2018, as Vice President — Acquisitions and Strategic Planning from July 2015 until April 2017, as Assistant Vice President — Lease Supply from July 2014 until July 2015, and as Managing Director — Acquisitions and Strategic Planning from January 2013 until July 2014. Prior to joining Plains in 2013, he was employed by Simmons & Company International. Mr. Goebel has over 20 years of energy and investment banking experience. Mr. Goebel also serves as Executive Vice President and Chief Commercial Officer of PAGP GP.
Chris Herbold has served as Senior Vice President and Chief Accounting Officer of GP LLC since August 2018. He served as Vice President — Accounting and Chief Accounting Officer from August 2010 until August 2018. He served as Controller of PAA from 2008 until August 2010. He previously served as Director of Operational Accounting from 2006 to 2008, Director of Financial Reporting and Accounting from 2003 to 2006 and Manager of SEC and Financial Reporting from 2002 to 2003. Prior to joining PAA in April 2002, Mr. Herbold spent seven years working for the accounting firm Arthur Andersen LLP. Mr. Herbold also serves as Senior Vice President and Chief Accounting Officer of PAGP GP.

EXECUTIVE COMPENSATION
Compensation Committee Report
The compensation committee reviews and makes recommendations to the Board regarding the compensation for our executive officers and directors. In fulfilling its oversight responsibilities, the compensation committee reviewed and discussed the following Compensation Discussion and Analysis (sometimes referred to as “CD&A”) with management and, based on such review and discussion, has recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.
John T. Raymond, Chairman
Gary R. Petersen
Christopher M. Temple
Compensation Discussion and Analysis
For 2020, our Named Executive Officers (sometimes referred to as “NEOs”) include our CEO, our President, our CFO, and the three most highly compensated executive officers (other than our CEO and CFO). Our Named Executive Officers for 2020 include the following individuals:
•
Willie Chiang

•
Harry Pefanis

•
Al Swanson

•
Richard McGee

•
Chris Chandler

•
Jeremy Goebel

Mr. Pefanis is a co-founder and substantial equity owner and for the last several years has requested to not participate in the long-term incentive program. As a result, Mr. Pefanis is not one of the three most highly compensated executive officers, but is included as a Named Executive Officer given the significance of his role (President and Chief Commercial Officer during 2020).
Executive Compensation General Philosophy and Approach
Our executive compensation philosophy emphasizes pay for performance, at both an individual and entity level, and places a significant portion of each Named Executive Officer’s compensation at risk. We believe this approach aligns the interests of our executive officers with the interests of our equity holders and at the same time allows us to attract, motivate and retain key executives while maintaining a lower level of base overhead in the event operating and financial performance fails to meet expectations. The table below highlights some of the key features of our executive compensation program:

What We Do	What We Don’t Do

✓
We emphasize pay for performance

✓
We pay lower base salaries vs. median of peers to emphasize variable, at-risk compensation

✓
A significant portion (over 80% at target) of our executive compensation is at risk

✓
Our annual bonus program is 100% performance based with payout based on a formulaic framework

✓
Our short-term and long-term incentive compensation programs utilize quantitative and objective performance metrics

✓
We deliver balanced long-term equity incentives (50% performance based and 50% time based)

✓
The performance-based portion of our long-term incentive awards require performance over a multi-year period

✓
The change in control protections in our long-term incentive plan grants include a “double trigger” requirement

✓
The structure and terms of our incentive compensation mitigate against excessive risk taking

✓
Our compensation committee engages an independent compensation consultant

✓
We engage with our investors and other stakeholders to get their input on our executive compensation program

✓
Our compensation committee is composed entirely of independent directors even though not required by Nasdaq listing standards

✓
We have adopted Equity Ownership Guidelines applicable to our executive officers and directors

✓
We have adopted a Clawback Policy that allows us to recoup certain compensation in the event of (i) fraud or misconduct that contributes to a material financial restatement or (ii) detrimental conduct that results in significant financial, reputational or other harm to the company

No guaranteed bonuses

We do not make regular annual increases to base pay

No excise tax gross ups

Directors and officers are prohibited from hedging or pledging company securities

Our equity plan prohibits backdating or repricing of options

We did not grant any large, out of cycle equity awards in 2020

No significant perquisites for our executive officers

Unitholder Engagement
Our compensation committee and Board value the opinions of our unitholders and carefully consider the results of “say on pay” votes and direct feedback received from investors, among a variety of other factors, when making future compensation decisions for our Named Executive Officers. Our investor relations team regularly meets with investors and other stakeholders to seek input and feedback on a wide range of topics, including executive compensation. In response to the disappointing and negative trend of our recent say on pay results (72% approval in 2019 and 56% approval in 2020), we engaged in an expanded investor outreach and engagement process during 2020 to actively solicit feedback regarding our executive compensation programs and other matters of importance to our investors, including our evolving governance practices and sustainability efforts. In connection with this process, members of our executive and investor relations teams held individual meetings with 17 of our largest investors, representing approximately 40% of our outstanding voting equity. The meetings led to a number of follow-up calls and discussions and were generally well received. The constructive feedback and input we received during these meetings and during prior years was shared and discussed with our compensation committee and Board. As we strive for continuous improvement, receiving and incorporating this investor feedback into our decision making process is critical. The table below summarizes the key feedback we have received from our investors over the past several years and the changes we made to our executive compensation program during 2020 in response to such feedback and related considerations:
What We Heard	What We Did
Concern that DCF/CUE metric in equity incentives did not require performance throughout three year grant period and allowed too long of a period (4 years) to achieve target	We changed the DCF/CUE performance metric in our long-term equity incentive awards granted in 2020 to require performance over a full 12-quarter period vs. any trailing 4-quarter period; and we shortened the performance period to three years, eliminating the extra one-year “tail” period.
Concern that DCF/CUE performance metric in long-term incentive awards could incentivize management to inappropriately increase leverage to meet targets	We included a leverage modifier to mitigate concern. Payout on cumulative three-year DCF/CUE metric is subject to increase or decrease based on comparison of leverage ratio at end of three year measurement period to the target leverage ratio established at time of grant.
Investor desire for use of a relative, returns-based performance metric in our equity incentive program	We added a relative total shareholder return metric with an absolute TSR modifier to our long-term equity incentive awards granted in 2020.
Investors would like to see more use of ESG metrics in our performance-based incentive programs	We continue to use safety and environmental metrics in our annual bonus program and we agreed to consider further direct alignment between our sustainability strategy and executive compensation.
Concern regarding significant, out of cycle equity awards granted to CEO in 2018 (in connection with his promotion to the CEO role) and certain NEOs in 2019 (long-term retention and incentive for two individuals regarded as key to future leadership succession)	The Board and compensation committee have at times used performance-based long term incentive and retention awards under special circumstances to secure and incentivize leadership talent and facilitate long-term succession efforts. We do not routinely grant out of cycle equity awards and we did not grant any special out of cycle equity awards in 2020.
Adoption of equity ownership guidelines would be seen as a beneficial mitigant	In November 2020, the Board adopted Equity Ownership Guidelines.
Adoption of clawback policy would be seen as a beneficial mitigant	In November 2020, the Board adopted a Clawback Policy.
Supportive of inclusion of S&P and Alerian indices in TSR comparator group, but viewed AMNA as more appropriate index vs. AMZX	S&P and Alerian indices included in TSR comparator group for 2020 long-term incentive awards and we will substitute AMNA for AMZX going forward.

2020 Executive Compensation Highlights
The discussion set forth below in this Compensation Discussion and Analysis describes our current approach to executive compensation and elaborates upon the various actions taken and adjustments made with respect to our executive compensation program, highlights of which include the following:
•
Continued to pay salaries that are lower than the median of our peers;

•
Continued to emphasize pay for performance with a significant portion of executive compensation at risk;

•
Utilized an objective and transparent structure to determine 2020 short-term incentives, which paid out at 95% of target for our CEO;

•
Added a relative total shareholder return metric with an absolute TSR modifier to our 2020 long-term equity incentive awards;

•
Enhanced the DCF/CUE performance metric in our 2020 long-term equity incentive awards to require performance over a full three-year period and added a leverage modifier to further align our long term equity incentives with our key financial performance and leverage reduction goals;

•
Adopted Equity Ownership Guidelines for our executive officers and directors;

•
Adopted a Clawback Policy that allows us to recoup compensation from our executive officers under certain circumstances; and

•
Engaged an independent compensation consultant to conduct a review and benchmark study of our executive compensation.

Our Commitment to Pay for Performance
Our executive compensation philosophy is focused on a long-term pay for performance culture designed to attract and retain key management talent in a competitive industry and market. Our program combines relatively low base pay with higher variable, at-risk compensation opportunities based on objective and transparent performance requirements. As demonstrated in the graphic below, in 2020, at target, approximately 88% of our CEO’s compensation and approximately 83% of our other NEOs’ compensation consisted of at-risk compensation. At-risk compensation is typically tied to the achievement of one or more performance metrics that measure value creation over both the near and longer term, as well as service period requirements. The primary short-term financial metrics are annual earnings and cash flow levels as represented by Adjusted EBITDA2 and distributable cash flow (“DCF”) per common unit equivalent (“CUE”). The primary long-term performance measures included in our equity incentive grants are DCF per CUE over a 3 year period (with a leverage modifier) and relative total shareholder return. We believe our short- and long-term performance metrics are consistent with our overall financial strategy of reducing our leverage and generating attractive unitholder returns.

2
Earnings before interest, taxes, depreciation and amortization (including our proportionate share of depreciation of and amortization of unconsolidated entities), gains and losses on asset sales and asset impairments, goodwill impairment losses and gains on and impairments of investments in unconsolidated entities, adjusted for certain selected items impacting comparability.

2020 Total Compensation at Target Pay Mix

CEO
At-risk
88%
Time-Based LTI Award
50%
Base pay
12%
Short-term incentives
29%
Long-term incentives
59%
Performance-Based LTI Award
50%

Other NEOs*
At-risk
83%
Time-Based LTI Award
50%
Base pay
17%
50%
Long-term incentives
Short-term incentives
33%
Performance-Based LTI Award
50%

*
The “Other NEOs” graphic excludes Mr. Pefanis. At target, the percentage of at-risk compensation for Mr. Pefanis is 88%; however, at his request, for reasons described above, Mr. Pefanis does not participate in the long-term incentive program, which reduces the percentage of his at-risk compensation to 71%.

We believe our pay-for-performance approach aligns the interests of our executive officers with the interests of our equity holders, and at the same time enables us to maintain a lower level of base overhead in the event operating and financial performance fails to meet expectations. We also believe that our pay-for-performance approach helps us achieve the overall objectives of our executive compensation program, which are to:
•
attract and retain individuals with the background and skills necessary to successfully execute our business model in a demanding environment;

•
motivate those individuals to reach near-term and long-term goals in a way that aligns their interests with the interests of our unitholders; and

•
reward success in reaching such goals.

In order to demonstrate how the design of our executive pay program is aligned with the interests of our unitholders, the table and chart below compares the potentially realizable market value of long term incentive plan awards granted to Mr. Chiang since he became CEO in 2018 to the realizable market value of such awards as of year-end 2020. The values utilized in the table and chart below are based on closing market prices of PAA’s common units to demonstrate how PAA’s unit price performance over time impacts the actual value realized and future realizable value of equity awards held by our NEOs. These values are different than the grant date fair values set forth in the summary compensation table, which are accounting-based values mandated by SEC requirements and which are calculated on the date of grant and not adjusted over time to reflect fluctuations in market price.
Since the date of Mr. Chiang’s first long term incentive plan award as CEO in August 2018, consistent with the performance of the Alerian MLP Index during such period, PAA’s common unit price has declined by approximately 69% through December 31, 2020 (from $26.85 per unit to $8.24 per unit). The table and chart below demonstrate that the realizable market value of Mr. Chiang’s long-term incentive plan awards over the same time period (i.e., from August 2018 through year-end 2020) has declined by approximately 57%. The unadjusted analysis in the table does not discount the value of Mr. Chiang’s August 16, 2018 phantom unit award, which requires achievement of aggressive performance targets based on pre-pandemic projections, none of which are currently deemed probable of occurring pursuant to FASB ASC Topic 718. The performance targets that must be achieved in order for Mr. Chiang's August 2018 phantom unit award to vest include DCF per common unit of $3.00 as to 25% of the award and $3.50 as to the remaining 75% of the award. The figures in the row titled “Adjusted Total” attribute no realizable value as of December 31, 2020 to Mr. Chiang’s August 16, 2018 grant based on the current improbability of achieving such performance targets. On such adjusted basis, the realizable value of Mr. Chiang’s long-term incentive plan awards from August 2018 through December 31, 2020 declined by approximately 78%. Mr. Chiang’s experience with respect to his long-term equity awards is similar to the experience of our other NEOs during the same time period and demonstrates that there is a significant correlation and alignment between our NEOs’ long-term equity incentive compensation and the interests of our unitholders.
Realizable Market Value of CEO LTIPs*
Grant Date	Initial Units Granted	Grant Date Market Value of Initial Units(1)	Total Unvested Units	Total Realizable Value of O/S Units as of 12/31/20(2)	12/31/20 Realizable Value as % of Grant Date Market Value	Change in Value from Grant Date to 12/31/20
8/16/18 (in connection with his promotion to the CEO role)	500,000	$13,425,000	500,000	$4,120,000	30.7%	-69.3%
8/15/19 (annual grant)	125,740	$2,683,292	125,740	$1,036,098	38.6%	-61.4%
8/13/20 (annual grant)	375,940	$2,996,242	375,940	$3,097,746	103.4%	+3.4%
Unadjusted Total	1,001,680	$19,104,534	1,001,680	$8,253,844	43.2%	-56.8%
Adjusted Total				$4,133,844	21.6%	-78.4%

*
Values in table exclude value of distributions received or payments made with respect to DERs.

(1)
Grant Date Market Value of Initial Units calculated by multiplying closing price of PAA common units on applicable grant date by number of units granted with no discount for performance thresholds or service.

(2)
Equals realizable market value of outstanding unvested units based on the closing market price ($8.24) of PAA common units on December 31, 2020.

CEO LTIP Analysis (August 2018 - 2020)
(see table on prior page for values)
Total Value
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$-
$19.1mm
$8.2mm
$4.1mm
~57% Reduction
~78% Reduction
Total Initial Grant Date Market Value
Total Realizable Market Value at 12/31/20
Total Realizable Market Value at 12/31/20, as adjusted

Compensation Elements and Objectives
We use three primary elements of compensation to achieve our executive compensation program objectives — salary, annual cash incentive awards and long-term equity incentive awards. Our mix of compensation elements is designed to reinforce near-term and long-term business and strategic objectives, recognize and reward performance, motivate long-term value creation and align the interests of our executives with those of our equity holders. The following table sets forth the key elements of our 2020 executive compensation program:
What We Pay	Why We Pay It	Key Features
Base Salary	Attract and retain high-performing executives by providing a secure and appropriate level of base pay
•
Foundational element of our compensation program; short-term and long-term incentive compensation components are based on a percentage of base salary

•
Salaries are deliberately set at level lower than median of benchmark peers; structure emphasizes variable, at-risk performance-based compensation over fixed compensation

•
No regular annual adjustments and no changes to base salaries for NEOs in 2020

Annual Cash Incentive Awards	Motivate and reward near-term performance and retention	• 100% performance based • Encourages achievement of objective and transparent annual business, ESG and individual goals established at beginning of year • Payout based on formulaic framework

What We Pay	Why We Pay It	Key Features
Long-Term Equity Incentive Awards	Motivate and reward long-term performance and retention and create additional alignment with investors
•
Long-term equity incentives are 50% performance based and 50% time (retention) based

•
Vesting thresholds require performance over multi-year period and are tied to achievement of long-term business goals and financial metrics

•
In 2020, added relative TSR as additional metric with absolute TSR modifier

•
In 2020, strengthened DCF/CUE metric to require performance throughout three year period and added leverage modifier in line with leverage reduction objectives of company

•
Distribution Equivalent Rights (“DERs”) associated with long-term equity awards provide additional potential motivation and reward

Employee Benefits	Attract and retain talent	• Customary health and welfare benefits for all U.S. employees, including 401(k) Plan • No defined benefit or pension plans • No significant perquisites
By stressing the performance-based compensation elements as described above, we strive to create a performance-driven environment in which our executive officers are:
•
incentivized to perform over both the short term and the long term;

•
rewarded for their services; and

•
encouraged to remain with us even after meeting long-term performance thresholds in order to meet the minimum service periods and realize the opportunity to earn future rewards.

We believe our compensation philosophy as implemented by application of the three primary compensation elements (i) aligns the interests of the Named Executive Officers with our unitholders, (ii) positions us to achieve our business goals, and (iii) effectively encourages the exercise of sound judgment and risk-taking that is conducive to creating and sustaining long-term value.
2020 Independent Benchmark Study of Executive Compensation
During 2020, our compensation committee engaged Meridian Compensation Partners, LLC (“Meridian”) to, among other things, conduct an independent benchmark study of our executive officer compensation. In connection with its engagement of Meridian, the compensation committee evaluated and confirmed Meridian’s independence relative to existing PAA or PAGP relationships or potential conflicts, in line with Nasdaq requirements.
The companies in our executive compensation benchmarking peer group have a range of revenues, assets, market capitalization and enterprise value. Business consolidation and unique operating models create some challenges in identifying comparative companies. Accordingly, we take a broad view of comparability to include organizations that are similar to ours and that we believe we compete with for attracting and retaining executive talent. Our compensation benchmarking peer group for 2020 included 12 companies that are primarily engaged in the midstream business in the United States, as set forth in the table below. Meridian utilized publicly available information to analyze compensation practices of the companies in the peer group, including how pay is divided among long-term incentives, annual incentives, base pay and other forms of compensation. Meridian also compared the total compensation and components thereof for our executive officers to the total compensation and components thereof for the peer group. Meridian’s benchmark study was completed in July and presented to the compensation committee in August 2020.
2020 Executive Compensation Benchmarking Peer Group
Company	Enterprise Value (MM)(1)
Energy Transfer LP	$82,588
Enterprise Products Partners L.P.	$69,572
Kinder Morgan, Inc.	$68,734
The Williams Companies, Inc.	$48,613
MPLX LP	$42,563
ONEOK, Inc.	$27,098
For reference:
Plains All American Pipeline, L.P. and Plains GP Holdings, L.P., consolidated	$21,843
Targa Resources Corp.	$15,643
Equitrans Midstream Corporation	$15,169
Magellan Midstream Partners, L.P.	$14,200
Western Midstream Partners, LP	$12,669
EnLink Midstream, LLC	$7,796
Enable Midstream Partners, LP	$6,894

(1)
As of July 22, 2020, which was shortly before the 2020 benchmark study was presented to the compensation committee.

The compensation committee also considered similar information from a broader sample of companies in the energy sector, including upstream, refining and regulated utilities, although the peer group listed above served as the primary source of external comparative information.
The results of Meridian’s study validate our view that our base salary levels are generally lower than the median of our peer group and our aggregate cash compensation levels (salary and bonus) and our total compensation levels (cash plus equity) are generally competitive with the midstream industry benchmarks provided by our peer group for top executive roles (but are moderate relative to the larger and broader spectrum of energy industry competitors that compete for similar talent).
For a portion (25%) of our long-term incentive awards granted in 2020, we added relative total shareholder return (“TSR”) as a performance metric for the three-year performance period ending June 30, 2023. The entities and indices in our TSR Comparator Group include the following:
• S&P 500 Index (SPX)	• MPLX LP (MPLX)	• DCP Midstream LP (DCP)
• Alerian MLP Total Return Index (AMZX)	• Energy Transfer LP (ET)	• TC Pipelines LP (TCP)
• Enterprise Products Partners LP (EPD)	• ONEOK Inc. (OKE)	• Holly Energy Partners LP (HEP)
• Kinder Morgan Inc. (KMI)	• Magellan Midstream Partners LP (MMP)	• NuStar Energy LP (NS)
• The Williams Companies Inc. (WMB)	• Phillips 66 Partners LP (PSXP)	• EnLink Midstream LLC (ENLC)
• Targa Resources Corp. (TRGP)
Compensation Committee Process
Set forth below is additional information regarding our compensation practices as they relate to the elements of our compensation program:

Base Salary.   We do not make regular annual adjustments to the base salaries of the Named Executive Officers, but we do make salary adjustments in connection with promotions or taking on increased responsibilities.
Annual Cash Incentive Awards.   Since 2018, we have utilized a more formulaic approach for determining annual cash incentive awards, which we also refer to as annual bonuses. Annual cash incentive awards for the Named Executive Officers are determined within a formulaic framework that includes an annual bonus target for each Named Executive Officer, expressed as a percentage of base salary, and the determination of an actual payout as a percentage of such target amount based on company performance relative to specific goals, and individual contributions. Annual company goals typically include financial, safety, environmental and other specified goals, and each goal, as well as the individual performance component, is assigned a weighting or percentage share of the total payout opportunity. Annual goals and objectives, as well as weightings and potential payout ranges (expressed as a percentage of target) are established at the beginning of each year and are discussed and reviewed with the Board in conjunction with the review and approval of our annual plan. Payout percentages relative to achievement of specified goals may range from 0 – 200% of an individual’s target opportunity. The final amounts that are paid may be adjusted by the compensation committee and the Board based on factors it deems relevant. Such adjustments may be positive or negative depending on the circumstances. For example, in each of 2019 and 2020, based on recommendations made by our CEO, the compensation committee and Board exercised negative discretion to reduce the overall payout relative to what the bonus formula generated (see “— 2020 Performance Overview and Specific Application of Compensation Elements in 2020” for more information regarding 2020).
2020 Annual Bonus Formula
At the end of each year, the CEO assesses the Company’s performance relative to goals and objectives established at the beginning of the year. The CEO’s written analysis of our performance examines accomplishments and shortfalls relative to established goals and objectives and also assesses overall performance against opportunities and challenges, taking into account controllable and non-controllable factors encountered during the year. The CEO also assesses the individual performance and contributions of each NEO (other than himself) towards the satisfaction of the various goals and objectives established at the beginning of the year. The CEO submits his report and the supporting detail to the compensation committee and Board for review and comment. Based on the conclusions set forth in the annual performance assessment, the CEO submits the results of the formulaic bonus calculations along with any recommendations for adjustments to the compensation committee for all Named Executive Officers other than himself. In connection with his assessment of Company and individual performance, the CEO also considers various factors, including:
•
whether or not we achieved the goals established for the year and any notable shortfalls relative to expectations;

•
the level of difficulty associated with achieving such objectives based on the opportunities and challenges encountered during the year;

•
current year operating and financial performance relative to both public guidance and prior year’s performance;

•
significant transactions or accomplishments for the period not included in the goals for the year;

•
our relative prospects at the end of the year with respect to future growth and performance; and

•
our equity price performance and returns during the year and our positioning at the end of the year with respect to our targeted leverage metrics and credit profile.

The compensation committee may adjust the CEO’s recommendations upward or downward in its discretion. The compensation committee’s recommendations are then submitted to the Board for final review and approval.
As noted above, the CEO does not make a recommendation with respect to his own bonus. The compensation committee assesses the CEO’s performance and contributions toward meeting the goals and objectives established at the beginning of the year, and recommends to the Board the CEO total bonus payout it believes to be commensurate with such performance and contributions.
Long-Term Incentive Awards.   We use performance- and time-based phantom unit grants issued under our Long-Term Incentive Plans to incentivize and retain our executive officers and encourage and reward timely achievement of targeted metrics designed to align the long-term interests of the Named Executive Officers with those of our unitholders.
2020 Annual LTIP Award Formula
Named Executive Officers are eligible to receive an annual grant of phantom units based on a formula tied to salary and PAA’s unit price. The size of the annual grant for a specified individual is based on a designated target percentage of their base salary that takes into account their expected contribution in respect of longer term performance objectives.
Annual equity grants typically require minimum service periods of three years in order to encourage long-term retention. A phantom unit grant provides the holder with the right to receive, upon the satisfaction of vesting criteria specified in the grant, a PAA common unit (or cash equivalent). We do not use options as a form of incentive compensation. Terms of phantom unit grants may vary, but generally phantom units vest upon the later of achievement of designated performance thresholds and continued employment for a full three year period. Phantom unit grants for the Named Executive Officers typically include DERs, and for awards granted in 2020, DERs on the performance-based portion of such awards will be payable only if and to the extent the underlying phantom units vest at the end of the three-year performance period. DERS on the time-based portion of such awards accrue for the first year following the grant date, with such accrued amount being paid out on the first anniversary of the grant date, and then are paid on a quarterly basis thereafter.
An additional equity incentive tool that has been used in the past involved the issuance to executives of Class B units of AAP (“AAP Management Units”). While no AAP Management Unit awards were granted in 2020, three of our Named Executive Officers (Messrs. Chiang, Goebel and McGee) held such awards during 2020. See “Outstanding Equity Awards at Fiscal Year-End” and “Certain Relationships and Related Transactions — AAP Management Units” below for more information regarding the AAP Management Units.

2020 Performance Overview and Specific Application of Compensation Elements in 2020
At the beginning of 2020, we established key qualitative goals and quantitative financial, safety and environmental objectives. We also set important commercial, operational and organizational goals.
2020 Performance Objectives and Results (all figures rounded)
Quantitative Goals
Metrics	2020 Goals	2020 Results
Adjusted EBITDA3	$2.6 billion	$2.56 billion
DCF per common unit and CUE	$2.29	$2.29
Safety and Environmental	20% year over year improvement in certain safety and environmental metrics	• 27% reduction in recordable injury rate • 26% reduction in federally reportable releases
Qualitative Goals

•
Financial: improve our financial strength and positioning, complete asset sales of $600 million, achieve a total debt to adjusted EBITDA ratio of 4.47x or lower by year end, and maintain distribution coverage of at least 130%

•
Investment: advance key projects that will support future growth and returns and utilize existing capacity of existing assets

•
Operations and Management: advance and complete key programs and initiatives designed to reduce costs and improve the efficiency and scalability of our business processes and information systems, and advance key initiatives related to talent development/management and succession planning

With respect to the Adjusted EBITDA results included in the table above, our results were only 2% below our goal of $2.6 billion, with underperformance in our fee-based segments being offset by overperformance in our Supply and Logistics segment.
In addition to the results set forth in the table above, we also reported Implied DCF3 of approximately $1.88 billion. We also generated approximately $1.03 billion of Implied DCF in excess of distributions and ended the year with a distribution coverage ratio of 2.57x.
We exited the year with a long term debt to Adjusted EBITDA multiple of 3.7x and approximately $2.2 billion of committed liquidity.
With respect to our stated goals regarding safety and environmental metrics, we exceeded our 20% reduction targets for federally reportable releases and safety-related total recordable injury rate, achieving a 26% reduction in federally reportable releases and a 27% reduction in recordable injuries. We have achieved more than a 50% reduction in each of these metrics since 2017. Notwithstanding the reduction in federally reportable releases, total released volumes increased in 2020 as compared to 2019.
In developing his annual bonus compensation recommendations, our CEO primarily considered the quantitative factors and context described above, including the fact that our fee-based results were lower than planned and that we experienced higher released volumes in 2020 relative to 2019. In his annual performance review provided to the Board, our CEO also noted that while equity returns for the energy industry and midstream sector as a whole were negative, primarily as a result of reduced demand due to the impact of COVID-19, PAA underperformed its peer group, resulting in a total shareholder return of -50%, compared to an average of -26% for PAA’s benchmarking peer group. Other factors noted by our CEO as being relevant to his assessment of our 2020 performance included the following:
•
Reduced capital expenditures by $750 million, or 33%, relative to our initial plan;

3
Adjusted EBITDA and Implied DCF are non-GAAP financial measures. Information regarding these non-GAAP financial measures, including a reconciliation to the most directly comparable GAAP measures, is included under the caption “Non-GAAP Financial Measures” beginning on page 83 of PAA’s Annual Report on Form 10-K for the year ended December 31, 2020 as filed with the SEC.

•
Although we reduced our common unit distribution by 50%, we also initiated a unit repurchase program and repurchased approximately 6.6 million common units for approximately $53 million during the fourth quarter;

•
Reduced operating costs and administrative expenses by approximately $250 million;

•
Completed approximately $450 million of asset sales; and

•
Our positive positioning at the end of 2020 for 2021 and beyond in terms of our potential to generate free cash flow, our commercial positioning, our organizational streamlining and cost reduction steps, and our safety and environmental performance.

We also continued to plan for the future within our organizational structure and made a number of changes to improve effectiveness and efficiency, including the completion of key transitions within our executive team, advancement of plans to improve internal systems and processes, and continuation of improvements in the areas of safety, integrity, environmental compliance and sustainability.
Compensation Elements
For 2020, the elements of compensation were applied as described below.
Base Salary.   No salary adjustments for Named Executive Officers were recommended or made during 2020, and base salaries for our NEOs were not increased for 2021.
Annual Cash Incentive Awards.   For 2020, annual bonus targets for the Named Executive Officers, expressed as a percentage of base salary, were as follows:
Named Executive Officer	Annual Bonus Target (as a Percentage of Base Salary)
Willie Chiang	250%
Harry Pefanis	250%
Al Swanson	200%
Richard McGee	200%
Chris Chandler	200%
Jeremy Goebel	200%
The goals (and weightings) for 2020 cash incentive awards established at the beginning of the year were company performance (67% overall weighting allocated among Adjusted EBITDA (40%), DCF per common unit and CUE (40%) and safety/environmental (20%)) and individual performance (33% weighting). The minimum and maximum payout levels of 0% and 200%, respectively, for Adjusted EBITDA and DCF per common unit and CUE were set at 92.5% and 110%, respectively, of the applicable target with linear interpolation between those points, while the minimum and maximum payout levels of 0% and 200%, respectively, for safety and environmental metrics were set at 10% improvement and 30% improvement, respectively, with linear interpolation between those points. Individual performance metric payouts were determined by the compensation committee based on its assessment of individual contributions towards our 2020 goals and objectives.
The tables below reflect the weighting, payout range and actual results for each company performance metric. Individual performance scores and payout calculations are set forth below under “— Individual Performance.”

Company Performance Payout Thresholds & Ranges: (interpolate between points)
(67% weighting)	Threshold	Target	Max	2020 Formulaic Payout Calculation
EBITDA/DCF (% Target)	92.50%	100%	110%
Safety/Env Reduction vs. ’19 (% Target)	-10%	-20%	-30%
Payout	0%	100%	200%
Company Performance Metrics	Weight	Threshold	Target	Max	Result	Payout %	Wgtd %
Adjusted EBITDA	40%	$2,405	$2,600	$2,860	$2,522(1)	60%	24%
DCF/Common Unit and CUE	40%	$2.12	$2.29*	$2.52	$2.29*	104%**	42%
Safety (TRIR)	10%	0.47	0.42	0.36	0.38	169%	17%
Environmental (DOT releases)	10%	21	18	16	17	100%(1)	10%
Company Performance Subtotal							93%

*
Rounded.

**
Final payout percentage as approved by the compensation committee based on unrounded target and result amounts.

(1)
For 2020, PAA reported Adjusted EBITDA of $2.56 billion; however, for purposes of calculating annual bonus payouts, Adjusted EBITDA was reduced to $2.52 billion due to the underperformance of our fee-based Transportation segment. In addition, the payout related to Environmental performance was capped at 100% due to the fact that release volumes increased during 2020 despite achieving the targeted year-over-year reduction in the number of releases. These adjustments resulted in a Company payout of 93%.

Individual Performance
As noted above, individual performance accounts for 33% of the annual bonus opportunity for our Named Executive Officers. Each officer’s individual contributions toward satisfaction of company goals and objectives is evaluated and payouts may range from 0-200% of target. During 2020, the executive leadership team successfully led the organization through a very challenging and unprecedented year and worked closely to achieve the vast majority of the goals set at the beginning of the year. Despite achieving strong operating and financial performance in a very challenging environment that would normally warrant individual scoring somewhere near the midpoint of 100% to 200%, in recognition that PAA’s unit price underperformed relative to its peers for the year, management requested that individual scoring for the NEOs be reduced to fall within a range of 100% to 115%. The compensation committee incorporated this request into its recommendation to the Board, which was approved.
Name	Individual Performance Highlights	Score
Willie Chiang	• Overall leadership and tone setting • Financial and EHS performance • Financial and strategic positioning for 2021+ • Ongoing Board initiatives (assessment and refreshment)	100%
Harry Pefanis	• Significant role in joint ventures and divestitures • Mentor/develop key individuals • Oversee/guide S&L execution/performance • Develop/maintain/enhance major commercial relationships and contracts	100%

Name	Individual Performance Highlights	Score
Al Swanson	• Drive shift to free cash flow • Enhance financial position/flexibility • Balance sheet optimization • Equity repurchase plan • Manage rating agencies/maintain ratings	105%
Richard McGee	• Legal support for multiple significant complex business development transactions • Manage/mitigate Line 901 exposure • Facilitate investor engagement effort and governance/compensation initiatives	105%
Chris Chandler	• Excellent operational reliability in 2020 • EHS performance • Leadership role in convergence effort, capex/cost reductions and business review process • Facilitated achieving (positioning to achieve) key project milestones	115%
Jeremy Goebel	• Led multiple major, complex and strategic projects/business development transactions, including $450 million in asset sales • Enhanced supply position • Develop/maintain/enhance major commercial relationships and contracts • Key role in capex optimization, business review process and driving efficiencies in commercial group	115%
After applying individual performance scores ranging from 100% to 115%, the total formulaic bonus payout calculation for our NEOs ranged from 95% to 100%, as set forth in the table below.
Named Executive Officer	2020 Target Bonus Amount	Company Results				Individual Results				Percent of Target Bonus Earned	2020 Actual Bonus Amount(1)
		Company Score		Weight		Individual Score		Weight
Willie Chiang	$1,500,000	93%	x	67%	+	100%	x	33%	=	95%	$1,425,000
Harry Pefanis	$1,000,000	93%	x	67%	+	100%	x	33%	=	95%	$950,000
Al Swanson	$800,000	93%	x	67%	+	105%	x	33%	=	97%	$775,000
Richard McGee	$800,000	93%	x	67%	+	105%	x	33%	=	97%	$775,000
Chris Chandler	$800,000	93%	x	67%	+	115%	x	33%	=	100%	$800,000
Jeremy Goebel	$800,000	93%	x	67%	+	115%	x	33%	=	100%	$800,000
(1) Final amounts were rounded down to the nearest multiple of $25,000.

Long-Term Incentive Awards.   The annual LTIP targets for the Named Executive Officers, expressed as a percentage of base salary, and the value of the 2020 annual LTIP awards to the Named Executive Officers are set forth in the table below:
Named Executive Officer	Annual LTIP Award Target Value (as a percentage of base salary)	2020 Annual LTIP Award Value	2020 Annual Phantom Units Granted(1)	Time-Vested Phantom Units (50%)	Performance- Vested Phantom Units (50%)
Willie Chiang	500%	$3,000,000	375,940	187,970	187,970
Harry Pefanis	500%	n/a(2)	n/a(2)	n/a(2)	n/a(2)
Al Swanson	300%	$1,200,000	150,380	75,190	75,190
Richard McGee	300%	$1,200,000	150,380	75,190	75,190
Chris Chandler	300%	$1,200,000	150,380	75,190	75,190
Jeremy Goebel	300%	$1,200,000	150,380	75,190	75,190

(1)
Based on a volume weighted average price (“VWAP”) per unit for the 10-trading day period immediately preceding the date of grant of $7.98.

(2)
Annual LTIP grants were not awarded to Mr. Pefanis as he requested to not participate in the 2020 long-term incentive program.

The 2020 time-vested phantom units will vest (become payable 1-for-1 in PAA common units) on the August 2023 distribution date. The performance-vested phantom units will potentially vest on the August 2023 distribution date at a scaled payout range of between 0% to 200% based on:
(i)
with respect to 50% of the performance-vested phantom units (25% of the total award), PAA’s TSR over the three-year period ending June 30, 2023 compared to the TSR of the TSR Comparator Group identified on page 31 above (payout may be reduced if absolute TSR is negative4); and

(ii)
with respect to the other 50% of the performance-vested phantom units (25% of the total award), PAA achieving cumulative DCF per common unit equivalent of $6.00 over the three-year period ending June 30, 2023 (payout may be decreased or increased (but not above 200%) based on PAA’s leverage ratio as of June 30, 2023 compared to the target leverage ratio set forth in PAA’s multi-year plan as of August 2020).

DERs associated with the time-vested phantom units will accrue for the first year and such accrued amount will be paid in cash in a lump sum on the August 2021 distribution date; beginning in November 2021, DERs on such time-vested phantom units will be paid quarterly until the associated phantom units vest. DERs associated with the performance-vested phantom units will accrue during the three-year vesting period and be paid in cash in a lump sum on the August 2023 distribution date with respect to the number of phantom units, if any, that vest on such date. See the “Grants of Plan Based Awards Table” below for additional information regarding the 2020 annual grants.
Other Compensation Related Matters
Equity Ownership; Equity Ownership Guidelines.   Our Named Executive Officers and directors collectively own substantial equity in PAA and PAGP. As of March 26, 2021, the Named Executive Officers beneficially owned, in the aggregate, approximately 10.3 million units of equity interests in PAA and/or PAGP with an approximate market value of $97 million, and all executive officers and directors beneficially owned, in the aggregate, equity interests with an approximate market value of $878 million.

4
If PAA’s relative TSR results in a payout of over 100%, but actual TSR is negative, the payout on this portion of the award will be reduced by 25 gross percentage points.

In November 2020, the Board adopted Equity Ownership Guidelines to further align the interests of our executive officers and directors with the interests of our unitholders by requiring each to achieve and maintain a minimum equity ownership level. The primary features of the ownership guidelines are described in the following table:
Design Feature	Description
Participation	Executive officers and directors (other than designated directors)
Ownership Basis	Multiple of salary for executive officers (CEO (6x), President (5x), EVPs (3x), SVP (1x)), and multiple of cash retainer for directors (5x)
Grace Period to Achieve Compliance	5 years
Additional Holding Requirements	Executive officers and directors are required to hold 100% of units/shares acquired upon vesting of phantom units until ownership guidelines are met (“hold until met” requirement)
Anti-Hedging and Pledging Policies.   We have policies and procedures in place that prohibit our directors and officers, including our Named Executive Officers, from using puts, calls, options or other derivative securities to hedge the economic risk of their equity ownership in us, and from engaging in other types of hedging transactions, including prepaid variable forwards, equity swaps, collars and exchange funds. Our policies also prohibit pledging company securities or holding such securities in a margin account.
Clawback Policy.   In November 2020, the Board also adopted a Clawback Policy to further align the interests of our executive officers with the interests of our unitholders, incentivize appropriate behaviors and discourage excessive risk taking. The Clawback Policy covers all executive officers and includes the following clawback triggers and related recoveries:
•
Fraud or intentional/unlawful conduct that contributes to a material financial restatement that results in over-payment of performance-based compensation (Company may seek recovery of any excess compensation awarded or paid); and

•
Detrimental conduct that results in significant financial, reputational or other harm to the Company (Company may seek recovery or forfeiture of any performance-based compensation or unvested time-based equity awards granted or paid during the 3-year period prior to discovery of the misconduct).

Change in Control Triggers.   Our long-term incentive plan grants provide for accelerated vesting upon a change of control (as defined in such agreements), but such vesting becomes operative only if the change in control is accompanied by a change in status (such as the termination of employment by GP LLC). We believe this “double trigger” arrangement is appropriate because it provides assurance to the executive, but does not offer a windfall to the executive when there has been no real change in employment status. Pursuant to the legacy AAP Management Unit grant agreements held by Messrs. Chiang (375,521 units) and Goebel (37,552 units), upon the occurrence of a change in control, any earned AAP Management Units become vested units. In addition, the provisions in Mr. Pefanis’ legacy employment agreement provide for a severance payment if he terminates employment within three months following a change in control. Mr. Pefanis agreed to a conditional waiver of these provisions with respect to all prior qualifying transactions. See “— Employment Contracts” and “— Potential Payments Upon Termination or Change-in-Control.” The provision of severance or equity acceleration for certain terminations and change of control transactions helps to create a retention tool by assuring the executive that the benefit of the employment arrangement will be at least partially realized despite the occurrence of an event that could materially alter the employment arrangement.
Section 162(m).   With respect to the deduction limitations under Section 162(m) of the Internal Revenue Code, we are a limited partnership and do not fall within the definition of a “corporation” under Section 162(m).

Relation of Compensation Policies and Practices to Risk Management
Our compensation policies and practices are designed to provide rewards for short-term and long-term performance, both on an individual basis and at the entity level. In general, optimal financial and operational performance, particularly in a competitive business, requires some degree of risk-taking. Accordingly, the use of compensation as an incentive for performance can foster the potential for management and others to take unnecessary or excessive risks to reach targeted performance thresholds. For us, such risks would primarily attach to certain commercial activities conducted in our Supply and Logistics segment as well as to the execution of investment capital projects and acquisitions and the realization of associated returns.
From a risk management perspective, our policy is to conduct our commercial activities within pre- defined risk parameters that are closely monitored and are structured in a manner intended to control and minimize the potential for unwarranted risk-taking. We also routinely monitor and measure the execution and performance of investment capital projects and acquisitions relative to expectations.
Our compensation arrangements contain a number of design elements that serve to minimize the incentive for unwarranted risk-taking to achieve short-term, unsustainable results, including splitting the awards into a number of tranches and delaying the vesting date for various tranches, in addition to subjecting such awards to forfeiture for terminations related to violations of our risk management policies and practices or of our Code of Business Conduct. In addition, the vesting criteria for long-term incentive awards are typically based on the passage of time and performance thresholds associated with achieving specified long-term financial goals. Also, the fact that we utilize a variety of metrics in connection with our incentive arrangements (both short and long term), including a leverage modifier in the case of our long term incentive plan grants, provides a structural mitigant against excessive risk taking to achieve performance targets.
In combination with our risk-management practices and the processes employed by the compensation committee and the Board, we believe there is an adequate level of oversight with respect to the degree of risk being taken by management to achieve short and long term performance goals and we believe that risks arising from our compensation policies and practices for employees are not reasonably likely to have a material adverse effect on us.

Summary Compensation Table
The following table sets forth certain compensation information for the Chief Executive Officer, the President, the Chief Financial Officer, and the three most highly compensated executive officers in 2020 other than our CEO and CFO (collectively, our “Named Executive Officers”). As a result of his request to not participate in the 2020 long-term incentive program, Mr. Pefanis is not one of the three most highly compensated executive officers, but he is included as a Named Executive Officer given the significance of his role. (Mr. Pefanis served as President and Chief Commercial Officer during 2020. In March 2021, Mr. Goebel was appointed to serve as Chief Commercial Officer in addition to his role as Executive Vice President.)
Name and Principal Position	Year	Salary ($)(1)	Stock Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(3)	Total ($)
Willie Chiang	2020	600,000	2,247,181	1,425,000	18,060	4,290,241
Chairman and Chief Executive	2019	600,000	1,273,118	2,250,000	17,760	4,140,878
Officer	2018	450,000	6,425,523	2,000,000	17,460	8,892,983

Harry Pefanis	2020	400,000	—	950,000	18,060	1,368,060
President	2019	400,000	—	1,500,000	17,760	1,917,760
	2018	400,000	—	1,500,000	17,460	1,917,460

Al Swanson	2020	400,000	898,896	775,000	18,060	2,091,956
Executive Vice President and	2019	400,000	509,288	1,200,000	17,760	2,127,048
Chief Financial Officer	2018	400,000	1,546,631	1,300,000	17,460	3,264,091

Richard McGee	2020	400,000	898,896	775,000	18,060	2,091,956
Executive Vice President,	2019	400,000	509,288	1,200,000	17,760	2,127,048
General Counsel and Secretary	2018	400,000	1,129,023	1,300,000	17,460	2,846,483

Chris Chandler	2020	400,000	898,896	800,000	18,060	2,116,956
Executive Vice President and	2019	396,000	4,410,788	1,400,000	17,760	6,224,548
Chief Operating Officer

Jeremy Goebel	2020	400,000	898,896	800,000	18,060	2,116,956
Executive Vice President and	2019	396,000	4,410,788	1,400,000	17,760	6,224,548
Chief Commercial Officer

(1)
In October 2018, Mr. Chiang’s salary was increased from $400,000 to $600,000 in connection with his appointment to the CEO role. Salary amounts in the table for Mr. Chiang reflect a blended rate for 2018. In March 2019, the salaries for each of Messrs. Chandler and Goebel were increased from $375,000 to $400,000 in connection with their promotions to the executive vice president level. Salary amounts in the table for Messrs. Chandler and Goebel reflect a blended rate for 2019.

(2)
Grant date fair values are presented for (i) phantom unit grants awarded to Messrs. Chiang, Swanson, McGee, Chandler and Goebel in 2019 and 2020, (ii) phantom unit grants awarded to Messrs. Chiang, Swanson and McGee in 2016 (as amended in 2018) and 2018, (iii) a portion of an AAP Management Unit grant originally awarded to Mr. McGee in 2013 and amended in 2016 and in 2018, and (iv) the AAP Management Units and phantom units originally granted to Mr. Chiang in 2015 and amended in 2016 and in 2018. Dollar amounts in the table represent the aggregate fair value of phantom units and

AAP Management Units awarded based on the probable outcome of underlying performance conditions pursuant to FASB ASC Topic 718. See Note 18 to our Consolidated Financial Statements included in our 2020 Annual Report for further discussion regarding the calculation of grant date fair values.
For phantom unit grants awarded in March 2018, vesting was deemed probable of occurring on the grant date. Therefore, the maximum fair value of phantom unit grants awarded in March 2018 is the same as the value reported in the table.
For Mr. Chiang’s August 2018 phantom unit award, one-third of the DERs were deemed probable of vesting on the grant date. The maximum fair value of phantom unit grants awarded to Mr. Chiang in August 2018, assuming that the highest level of performance conditions will be met, was $12,774,454. The maximum fair value of Mr. Chiang’s 2015 AAP Management Units as modified in 2018 (as discussed below) was $7,351,205 compared to a maximum fair value of $13,398,132 as calculated as of the original grant date.
For phantom unit grants awarded in August 2019, 50% were deemed probable of vesting on the grant date. The maximum fair value of phantom unit grants awarded in August 2019, assuming that the highest level of performance conditions will be met, was $2,403,520 for Mr. Chiang and $961,485 for each of Messrs. Swanson, McGee, Chandler and Goebel.
For phantom unit grants awarded in November 2019, 50% were deemed probable of vesting on the grant date. The maximum fair value of phantom unit grants awarded in November 2019, assuming that the highest level of performance conditions will be met, was $6,865,000 for each of Messrs. Chandler and Goebel.
For phantom unit grants awarded in August 2020, 75% were deemed probable of vesting on the grant date. The maximum fair value of phantom unit grants awarded in August 2020, assuming that the highest level of performance conditions will be met, was $4,494,363 for Mr. Chiang and $1,797,793 for each of Messrs. Swanson, McGee, Chandler and Goebel.
The amount presented for Mr. Chiang for 2018 includes aggregate net incremental fair value of $4,133,687 resulting from the modification in March 2018 of (i) AAP Management Units originally granted in August 2015 and subsequently modified in August 2016, (ii) phantom units originally granted in August 2015 and subsequently modified in August 2016 and (iii) phantom units originally granted in August 2016. The incremental fair value represents the net increase in fair value of the modified awards relative to the fair value on the original grant dates.
The amount presented for Mr. Swanson for 2018 includes incremental fair value of $893,531 resulting from the modification in March 2018 of phantom units originally granted in August 2016. The incremental fair value represents the increase in fair value of the modified awards relative to the fair value on the original grant date.
The amount presented for Mr. McGee for 2018 includes aggregate net incremental fair value of $584,773 resulting from the modification in March 2018 of (i) AAP Management Units originally granted in 2013 and subsequently modified in August 2016 and (ii) phantom units originally granted in August 2016. The incremental fair value represents the net increase in fair value of the modified awards relative to the fair value on the original grant dates.
As referenced previously, Mr. Pefanis is a co-founder and substantial equity owner and for the last several years, despite being eligible for equity awards, has requested to not participate in the long-term incentive program.
(3)
GP LLC matches 100% of employees’ contributions to its 401(k) plan in cash, subject to certain limitations in the plan. All Other Compensation for 2020 includes $17,100 in matching contributions for each of the Named Executive Officers. The remaining amount represents premium payments on behalf of such Named Executive Officer for group term life insurance.

Grants of Plan-Based Awards Table
The following table sets forth summary information regarding all grants of plan-based awards made to our Named Executive Officers during the fiscal year ended December 31, 2020:
Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			All Other Stock Awards: Number Of Shares Of Stock or Units (#)	Grant Date Fair Value Of Stock and Option Awards ($)(2)
		Threshold ($)	Target ($)	Maximum ($)
Willie Chiang	2/20/20	—	1,500,000	3,000,000	—	—
	8/13/20	—	—	—	375,940(1)	2,247,181

Harry Pefanis	2/20/20	—	1,000,000	2,000,000	—	—

Al Swanson	2/20/20	—	800,000	1,600,000	—	—
	8/13/20	—	—	—	150,380(1)	898,896

Richard McGee	2/20/20	—	800,000	1,600,000	—	—
	8/13/20	—	—	—	150,380(1)	898,896

Chris Chandler	2/20/20	—	800,000	1,600,000	—	—
	8/13/20	—	—	—	150,380(1)	898,896

Jeremy Goebel	2/20/20	—	800,000	1,600,000	—	—
	8/13/20	—	—	—	150,380(1)	898,896

(1)
50% of these phantom units will vest on the August 2023 distribution date and 50% will potentially vest on the August 2023 distribution date at a scaled payout range of between 0% and 200% based on: (i) with respect to 25% of the award, PAA’s TSR over the three-year period ending June 30, 2023 compared to the TSR of the TSR Comparator Group (payout may be reduced if absolute TSR is negative); and (ii) with respect to the other 25% of the award, PAA achieving cumulative DCF per common unit equivalent of $6.00 over the three-year period ending June 30, 2023 (payout may be decreased or increased (but not above 200%) based on PAA’s leverage ratio as of June 30, 2023 compared to PAA’s target leverage ratio for such date as set forth in PAA’s multi-year plan as of August 2020). DERs associated with the time-vested portion will accrue for the first year and such accrued amount will be paid in cash in a lump sum on the August 2021 distribution date; beginning in November 2021, DERs on such time-vested portion will be paid quarterly until the associated phantom units vest. DERs associated with the performance-vested portion will accrue during the three-year vesting period and be paid in cash in a lump sum on the August 2023 distribution date with respect to the number of phantom units, if any, that vest on such date.

(2)
Represents the aggregate grant date fair values of phantom units granted in 2020 based on the probable outcome of underlying performance conditions pursuant to FASB ASC Topic 718. For phantom unit grants awarded in August 2020, 75% were deemed probable of vesting on the grant date. The maximum fair value of phantom unit grants awarded in August 2020, assuming that the highest level of performance conditions will be met, was $4,494,363 for Mr. Chiang and $1,797,793 for each of Messrs. Swanson, McGee, Chandler and Goebel.

Narrative Disclosure to Summary Compensation Table
A narrative description of all material factors necessary to an understanding of the information included in the above Summary Compensation Table is included in “— Compensation Discussion and Analysis” and in the footnotes to such table.

Employment Contracts
Mr. Chiang’s previous employment agreement was amended and restated in connection with his promotion to CEO in October 2018. Pursuant to the amended and restated agreement, which may be terminated by the Company or Mr. Chiang at any time, Mr. Chiang receives an annual salary of $600,000 plus other customary benefits generally available to all employees of the Company. Mr. Chiang’s annual cash bonus target is 250% of his annual base salary, subject to adjustment by the compensation committee and full Board. He is also eligible to receive phantom unit awards under our long-term incentive plan with an annual target value equal to 500% of his annual base salary.
Mr. Pefanis is currently employed as President (he served as President and Chief Commercial Officer from January 2018 until March 2021). The initial three-year term of Mr. Pefanis’ current employment agreement commenced on June 30, 2001, and is automatically extended for one year on June 30 of each year (such that the term is reset to three years) unless Mr. Pefanis receives notice from the Chairman of the Board that the Board has elected not to extend the agreement. Mr. Pefanis’ agreement provided for an initial base salary of $235,000 per year, subject to annual review. In 2005, Mr. Pefanis’ annual salary was increased to $300,000, and in 2017, his annual salary was increased to $400,000. See “— Potential Payments upon Termination or Change-In-Control” for a discussion of the provisions in Messrs. Pefanis’ employment agreement related to termination, change of control and related payment obligations.

Outstanding Equity Awards at Fiscal Year-End
The following table sets forth certain information regarding outstanding equity awards at December 31, 2020 with respect to our Named Executive Officers:
Name	Unit Awards
	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Willie Chiang	375,521(2)	2,986,982	—	—
	27,500(3)	226,600	—	—
	25,000(4)	206,000	—	—
	—	—	500,000(5)	4,120,000
	62,870(6)	518,049	62,870(7)	518,049
	187,970(13)	1,548,873	187,970(14)	1,548,873

Harry Pefanis	—	—	—	—

Al Swanson	23,000(3)	189,520	—	—
	15,000(4)	123,600	—	—
	25,150(6)	207,236	25,150(7)	207,236
	75,190(13)	619,566	75,190(14)	619,566

Richard McGee	244,694(10)	1,946,356	—	—
	23,000(3)	189,520	—	—
	12,500(4)	103,000	—	—
	25,150(6)	207,236	25,150(7)	207,236
	75,190(13)	619,566	75,190(14)	619,566

Chris Chandler	37,500(9)	309,000	—	—
	90,000(9)	741,600	—	—
	25,150(6)	207,236	25,150(7)	207,236
	250,000(8)	2,060,000	250,000(8)	2,060,000
	75,190(13)	619,566	75,190(14)	619,566

Jeremy Goebel	37,552(11)	298,708	—	—
	9,167(3)	75,536	—	—
	90,000(12)	741,600	—	—
	10,000(4)	82,400	—	—
	25,150(6)	207,236	25,150(7)	207,236
	250,000(8)	2,060,000	250,000(8)	2,060,000
	75,190(13)	619,566	75,190(14)	619,566

(1)
Market value of phantom units reported in these columns is calculated by multiplying the closing market price ($8.24) of PAA’s common units at December 31, 2020 (the last trading day of the fiscal year) by the number of units. No discount is applied for remaining performance threshold or service period requirements. Market value of AAP Management Units is calculated by (i) assuming that such AAP Management Units are converted into AAP units based on the conversion factor of approximately 0.941 AAP units and PAGP Class B shares for each AAP Management Unit, (ii) assuming the exchange of the resulting AAP units and PAGP Class B shares for PAGP Class A shares on a one-for-one basis, and (iii) multiplying such resulting number of PAGP Class A shares by the closing market price ($8.45) of PAGP’s Class A shares at December 31, 2020 (the last trading day of the fiscal year).

(2)
Represents the pre-conversion number of AAP Management Units originally granted to Mr. Chiang in 2015. All of these AAP Management Units have been earned, but have not yet vested; accordingly, they remain subject to a call right in the event Mr. Chiang’s employment is terminated under certain circumstances prior to December 31, 2022.

(3)
Represents the unvested portion of phantom units granted in 2016 under our Long-Term Incentive Plan. These phantom units will vest on the August 2021 distribution date. Upon vesting, the phantom units are payable on a one-for-one basis in PAA common units. These phantom units have associated DERs that are currently vested and payable in cash on each distribution date.

(4)
Represents the unvested portion of phantom units granted in March 2018 under our Long-Term Incentive Plan. These phantom units will vest on the May 2021 distribution date. Upon vesting, the phantom units are payable on a one-for-one basis in PAA common units. The phantom units have associated DERs that are currently vested and payable in cash on each distribution payment date.

(5)
Represents phantom units granted to Mr. Chiang in August 2018 under our Long-Term Incentive Plan. These phantom units, which were granted in connection with Mr. Chiang’s promotion to CEO, will vest as follows: (i) 25% will vest upon the later of October 1, 2023 and the first distribution date on which PAA will have generated DCF per common unit of at least $3.00 on a trailing four quarter basis, and (ii) 75% will vest upon the later of October 1, 2023 and the first distribution date on which PAA will have generated DCF per common unit of at least $3.50 on a trailing four quarter basis, in both cases with the initial performance-related measurement period beginning on or after January 1, 2021. Upon vesting, the phantom units are payable on a one-for-one basis in PAA common units. Any phantom units or DERs that have not vested by October 1, 2025 will expire at that time. The phantom units have associated DERs that will vest as follows: (i) one-third vested on the May 2019 distribution date as a result of PAA generating DCF per common unit of at least $2.50 on a trailing four quarter basis, (ii) one-third will vest on the first distribution date on which PAA generates DCF per common unit of at least $2.60 on a trailing four quarter basis, and (iii) one-third will vest on the first distribution date on which PAA generates DCF per common unit of at least $2.80 on a trailing four quarter basis; provided that in the case of the performance thresholds described in clauses (ii) and (iii) immediately preceding, the applicable trailing four quarter period must begin on or after January 1, 2020.

(6)
Represents 50% of phantom units granted in August 2019 that will vest on the August 2022 distribution date. The associated DERs vested on the August 2020 distribution date.

(7)
Represents 50% of phantom units granted in August 2019 that will vest on the later of the August 2022 distribution date and the first distribution date following PAA’s achievement of DCF per common unit of at least $2.65 on a trailing four quarter basis. The applicable trailing four quarter period for determining whether the requisite DCF per common unit has been achieved for vesting of phantom units may not begin until after December 31, 2020. The associated DERs will vest on the first distribution date following January 1, 2021 on which PAA achieves DCF per common unit of at least $2.50 on a trailing four quarter basis.

(8)
Represents the applicable portion of phantom units granted in November 2019. These phantom units will vest (i) 50% on the August 2026 distribution date, (ii) 25% on the later of the August 2026 distribution date and the first distribution date following PAA’s achievement of DCF per common unit and common unit equivalent of at least $2.80 on a trailing four quarter basis, and (iii) 25% on the later of the August 2026 distribution date and the first distribution date following PAA’s achievement of DCF per common unit and common unit equivalent of at least $3.15 on a trailing four quarter basis. The associated DERs will vest (i) 20% each on the August 2020, August 2021 and August 2022 distribution dates (60% total), (ii) 20% on the first distribution date following PAA’s achievement of DCF per common unit and common unit equivalent of at least $2.70 on a trailing four quarter basis, and (iii) 20% on the first distribution date following PAA’s achievement of DCF per common unit and common unit equivalent of at least $2.90 on a trailing four quarter basis. The applicable trailing four quarter period for determining whether the requisite DCF per common unit and common unit equivalent has been achieved for vesting of phantom units and DERs may not begin until on or after January 1, 2020. Any phantom units that have not vested by the August 2028 distribution date will be forfeited.
(9)
Represents phantom units granted to Mr. Chandler in May 2018, consisting of one tranche for 75,000 phantom units and a second tranche for 135,000 phantom units. One-half of the 75,000 unit tranche vested during 2019; the other half will vest on the May 2021 distribution date. One-third of the 135,000 unit tranche vested in May 2020; the other two-thirds will vest one-third each on the May 2021 and May 2022 distribution dates. The phantom units have associated DERs that are currently vested and payable in cash on each distribution payment date.

(10)
Represents the pre-conversion number of AAP management units granted to Mr. McGee in 2013. All of these AAP Management Units vested on January 1, 2021.

(11)
Represents the pre-conversion number of AAP management units granted to Mr. Goebel in July 2015. All of these AAP Management Units have been earned, but have not yet vested; accordingly, they remain subject to a call right in the event Mr. Goebel’s employment is terminated prior to December 31, 2022.

(12)
Represents the unvested portion of phantom units granted to Mr. Goebel in December 2017. One-third of these phantom units vested on January 1, 2021 and the balance will vest in 30,000 unit increments on January 1, 2022 and January 1, 2023. The phantom units have associated DERs that are currently vested and payable in cash on each distribution payment date.

(13)
Represents 50% of phantom units granted in August 2020 that will vest on the August 2023 distribution date. The associated DERs will accrue for the first year and such accrued amount will be paid in cash in a lump sum on the August 2021 distribution date; beginning in November 2021, DERs will be paid quarterly until the phantom units vest.

(14)
Represents 50% of phantom units granted in August 2020 that will potentially vest on the August 2023 distribution date at a scaled payout range of between 0% and 200% based on: (i) with respect to 25% of the August 2020 award, PAA’s TSR over the three-year period ending June 30, 2023 compared to the TSR of the TSR Comparator Group (payout may be reduced if absolute TSR is negative); and (ii) with respect to the other 25% of the August 2020 award, PAA achieving cumulative DCF per common unit equivalent of $6.00 over the three-year period ending June 30, 2023 (payout may be decreased or increased (but not above 200%) based on PAA’s leverage ratio as of June 30, 2023 compared to the target leverage ratio set forth in PAA’s multi-year plan as of August 2020). DERs will accrue during the three-year vesting period and be paid in cash in a lump sum on the August 2023 distribution date with respect to the number of phantom units, if any, that vest on such date.

Option Exercises and Units Vested
We have never issued options under our long-term incentive plan; all of the grants awarded under our long-term incentive plan have been phantom unit grants. The following table sets forth certain information regarding the vesting of phantom units during the fiscal year ended December 31, 2020 with respect to our Named Executive Officers.
Name	Unit Awards
	Number of Units Acquired on Vesting (#)(1)	Value Realized on Vesting ($)
Willie Chiang	63,500	506,095(2)

Harry Pefanis	—	—

Al Swanson	23,000	183,310(2)

Richard McGee	23,000	183,310(2)

Chris Chandler	45,000	366,750(3)

Jeremy Goebel	15,167	120,881(2)
	30,000	551,700(4)

(1)
Represents the gross number of phantom units that vested during the year ended December 31, 2020. The actual number of units delivered was net of income tax withholding.

(2)
Consistent with the terms of the applicable Long-Term Incentive Plan, the value realized upon vesting is computed by multiplying the closing market price ($7.97) of PAA’s common units on August 13, 2020 (the date preceding the vesting date) by the number of units that vested.

(3)
Consistent with the terms of the applicable Long-Term Incentive Plan, the value realized upon vesting is computed by multiplying the closing market price ($8.15) of PAA’s common units on May 14, 2020 (the date preceding the vesting date) by the number of units that vested.

(4)
Consistent with the terms of the applicable Long-Term Incentive Plan, the value realized upon vesting is computed by multiplying the closing market price ($18.39) of PAA’s common units on December 31, 2019 (the date preceding the vesting date) by the number of units that vested.

Pension Benefits
GP LLC sponsors a 401(k) plan that is available to all U.S. employees. We do not maintain any pension or defined benefit programs in which any of our employees, including the Named Executive Officers, participate.
Nonqualified Deferred Compensation and Other Nonqualified Deferred Compensation Plans
We do not maintain any nonqualified deferred compensation plans or programs in which any of our employees, including our Named Executive Officers, participate.

Potential Payments upon Termination or Change-in-Control
The following table sets forth potential amounts payable to the Named Executive Officers upon termination of employment under various circumstances, and as if terminated on December 31, 2020.
	By Reason of Death ($)	By Reason of Disability ($)	By Company without Cause ($)	By Executive with Good Reason ($)	In Connection with a Change In Control ($)
Willie Chiang(9)
Equity Compensation	5,588,698(1)	5,588,698(1)	3,940,698(2)	—	8,686,443(3)
AAP Management Units	2,240,237(10)	2,240,237(10)	2,240,237(4)	2,240,237(4)	2,240,237(5)
Total	7,828,935	7,828,935	6,180,935	2,240,237	10,926,680
Harry Pefanis(9)
Salary and Bonus	3,800,000(6)	3,800,000(6)	3,800,000(6)	3,800,000(6)	5,700,000(7)
Health Benefits	—	41,224(8)	41,224(8)	41,224(8)	41,224(8)
Total	3,800,000	3,841,224	3,841,224	3,841,224	5,741,224
Al Swanson(9)
Equity Compensation	727,592(1)	727,592(1)	727,592(2)	—	1,966,723(3)
Total	727,592	727,592	727,592	—	1,966,723
Richard McGee(9)
Equity Compensation	706,992(1)	706,992(1)	706,992(2)	—	1,946,123(3)
AAP Management Units	—(11)	—(11)	486,589(4)	486,589(4)	486,589(5)
Total	706,992	706,992	1,193,581	486,589	2,432,712
Chris Chandler(9)
Equity Compensation	1,465,072(1)	1,465,072(1)	2,289,072(2)	—	6,824,203(3)
Total	1,465,072	1,465,072	2,289,072	—	6,824,203
Jeremy Goebel(9)
Equity Compensation	1,314,008(1)	1,314,008(1)	2,138,008(2)	—	6,673,139(3)
AAP Management Units	—(11)	—(11)	74,677(4)	74,677(4)	74,677(5)
Total	1,314,008	1,314,008	2,212,685	74,677	6,747,816

(1)
The letters evidencing the 2016 phantom unit grants awarded to Messrs. Chiang, Swanson, McGee and Goebel, and the letter evidencing the August 2018 phantom unit grant to Mr. Chiang provide that in the event of their death or disability after the second anniversary of the date of the applicable grant, all of their then outstanding phantom units awarded under such grants will be deemed nonforfeitable and will vest on the next following distribution date (and any associated DERs shall not be forfeited but shall vest, be payable and expire according to the terms of the applicable phantom unit grant letter).

The letters evidencing the March 2018 phantom unit grants awarded to Messrs. Chiang, Swanson, McGee and Goebel, the August 2019 and August 2020 phantom unit grants awarded to Messrs. Chiang, Swanson, McGee, Chandler and Goebel and the May 2018 grant of 75,000 phantom units awarded to Mr. Chandler provide that in the event of their death or disability after the first anniversary of the date of the applicable grant, all of their then outstanding phantom units awarded under such grants will be deemed nonforfeitable and will vest on the next following distribution date (and any associated DERs shall not be forfeited but shall vest, be payable and expire according to the terms of the applicable phantom unit grant letter).
The letters evidencing the December 2017 phantom unit grant awarded to Mr. Goebel, and the May 2018 grant of 135,000 phantom units awarded to Mr. Chandler provide that in the event of their death or disability, all of their then outstanding phantom units awarded under such grants will be deemed nonforfeitable and will vest on the next following distribution date (and any associated DERs shall not be forfeited but shall vest, be payable and expire according to the terms of the applicable phantom unit grant letter).
The letters evidencing the November 2019 phantom unit grants awarded to Messrs. Chandler and Goebel provide that in the event of their death or disability after the second anniversary of the date of grant, all of their then outstanding phantom units awarded under such grants and associated DERs will be deemed nonforfeitable, and (i) 50% will vest on the next distribution date and (ii) any remaining unvested phantom units that had satisfied all of the vesting criteria as of the date of his termination but for the passage of time would also vest on the next following distribution date.
For these purposes, “disability” means a physical or mental infirmity that impairs the ability substantially to perform duties for a period of eighteen (18) months or that the general partner otherwise determines constitutes a disability.
Assuming death or disability occurred on December 31, 2020, (A) all of the phantom units and associated DERs held by Messrs. Chiang, Swanson, McGee and Goebel pursuant to their 2016 and March 2018 grant letters, all of the phantom units and associated DERs held by Messrs. Chiang, Swanson, McGee, Chandler and Goebel pursuant to their August 2019 grant letters, all of the phantom units and associated DERs held by Mr. Chandler pursuant to his May 2018 grant letters, all of the phantom units and associated DERs held by Mr. Chiang pursuant to his August 2018 grant letter, and all of the phantom units and associated DERs held by Mr. Goebel pursuant to his 2017 grant letter would have become nonforfeitable as of such date and would have vested on the February 2021 distribution date, and (B)  all of the phantom units and associated DERs held by Messrs. Chiang, Swanson, McGee, Chandler and Goebel pursuant to their August 2020 grant letters and all of the phantom units and associated DERs held by Messrs. Chandler and Goebel pursuant to their November 2019 grant letters would have been forfeited. The dollar value given is based on the market value of PAA’s common units on December 31, 2020 ($8.24 per unit).
(2)
Other than as described below, pursuant to the grant letters for the currently outstanding phantom unit grants awarded to the NEOs, if GP LLC terminated their employment other than for cause (as defined in footnote 3 below), all of their unvested phantom units awarded under such grants and associated DERs shall be deemed nonforfeitable on the date of such termination and shall vest on the next following distribution date.

The phantom units granted to Messrs. Chandler and Goebel in November 2019 provide that if their employment is terminated other than for cause (as defined in footnote 3 below), a portion of the unvested phantom units will be deemed nonforfeitable and will vest on the next following distribution date, with the size of the portion starting at 20% for a termination prior to November 20, 2021, and increasing by 20% per year thereafter such that 100% of the unvested phantom units would be deemed nonforfeitable following a termination other than for cause on or after November 20, 2024.
The phantom units granted to Messrs. Chiang, Swanson, McGee, Chandler and Goebel in August 2020 provide that if their employment is terminated other than for cause prior to August 2021, all of their unvested phantom units will be forfeited as of the date of such termination. If such termination occurs after August 2021, a pro rata portion of the unvested phantom units (based on the portion of the three-year vesting period that has elapsed since the grant date) will be deemed nonforfeitable and will vest on the next following distribution date.
Mr. Chiang’s August 2018 phantom unit grant provides that if his employment is terminated other than for cause (as defined in footnote 3 below) a portion of the unvested phantom units will be deemed nonforfeitable and will vest on the next following distribution date, with the size of the portion starting at 20% for a termination prior to October 1, 2019, and increasing to 40% for a termination other than for cause between October 1, 2019 and October 1, 2020, 60% for a termination other than for cause between October 1, 2020 and October 1, 2021 and 100% for a termination other than for cause on or after October 1, 2021. Assuming our Named Executive Officers were terminated without cause on December 31, 2020, (i) all of the phantom units covered by the 2016 and March 2018 phantom unit grants held by Messrs. Chiang, Swanson, McGee and Goebel, all of the phantom units covered by the August 2019 phantom unit grants held by Messrs. Chiang, Swanson, McGee, Chandler and Goebel, all of the phantom units covered by the December 2017 phantom unit grant held by Mr. Goebel, all of the phantom units covered by the May 2018 phantom unit grants held by Mr. Chandler, 20% of the phantom units covered by the November 2019 phantom unit grants held by Messrs. Chandler and Goebel and 60% of the phantom units covered by the August 2018 phantom unit grant held by Mr. Chiang would have vested on the February 2021 distribution date, and (ii) all remaining phantom units held by our Named Executive Officers would have become automatically forfeited as of such date of termination. The dollar value given is based on the market value of PAA’s common units on December 31, 2020 ($8.24 per unit).
(3)
The letters evidencing phantom unit grants awarded to the Named Executive Officers provide that in the event of a change in status (as defined below), all of the then outstanding phantom units awarded under such grants and associated DERs will be deemed nonforfeitable, and such phantom units will vest in full (i.e., the phantom units will become payable in the form of one common unit per phantom unit) upon the next following distribution date. Assuming that a change in status occurred on December 31, 2020, all outstanding phantom units awarded under such grants and the associated DERs would have become nonforfeitable as of December 31, 2020, and such phantom units would vest on the February 2021 distribution date. The dollar value given is based on the market value of PAA’s common units on December 31, 2020 ($8.24 per unit).

The phrase “change in status” means, with respect to a Named Executive Officer, the occurrence, during the period beginning two and a half months prior to and ending one year following a change of control (as defined below), of any of the following: (A) the termination of employment by GP LLC other than a termination for cause (as defined below), (B) the termination of employment by the Named Executive Officer due to the occurrence, without the Named Executive Officer’s written consent, of any material diminution in the Named Executive Officer’s authority, duties or responsibilities, (ii) any material reduction in the Named Executive Officer’s base salary or (iii) any other action or inaction that would constitute a material breach of the agreement by GP LLC, or, in the case of phantom unit grants awarded after 2016, (C) the termination of employment as a result of retirement on terms and timing that are approved by the CEO (or the Board in the case of the CEO).
The phrase “change of control” is defined in phantom unit grants awarded in 2016, 2017 and March 2018 to mean, and is deemed to have occurred upon the occurrence of, one or more of the following events: (i) the Persons who owned member interests in PAGP GP immediately following the closing of PAGP’s initial public offering, including PAGP, and the respective Affiliates of such Persons (such owners and Affiliates being referred to as the “Owner Affiliates”), cease to own directly or indirectly at least 50% of the membership interests of such entity; (ii) (x) a “person” or “group” other than the Owner Affiliates becomes the “beneficial owner” directly or indirectly of 25% or more of the member interest in the general partner of PAGP, and (y) the member interest beneficially owned by such “person” or “group” exceeds the aggregate member interest in the general partner of PAGP beneficially owned, directly or indirectly, by the Owner Affiliates; or (iii) a direct or indirect transfer, sale, exchange or other disposition in a single transaction or series of transaction (whether by merger or otherwise) of all or substantially all of the assets of PAGP or PAA to one or more Persons who are not Affiliates of PAGP (“third party or parties”), other than a transaction in which the Owner Affiliates continues to beneficially own, directly or indirectly, more than 50% of the issued and outstanding voting securities of such third party or parties immediately following such transaction.
The phrase “change of control” is defined in the phantom unit grants awarded in 2019, 2020 and to Mr. Chiang in August 2018 to mean, and is deemed to have occurred upon the occurrence of, one or more of the following events: (i) any Person (other than PAGP and any affiliate of PAGP that is controlled by PAGP) becomes the beneficial owner, directly or indirectly (in one transaction or a series of related transactions and whether by merger or otherwise), of 50% or more of the membership interest in PAGP GP; (ii) any Person (other than PAGP GP, PAGP or any affiliate of PAGP that is controlled by PAGP) acquires (in one transaction or a series of related transactions and whether by merger or otherwise) direct or indirect control of the general partner interest of PAGP; (iii) PAGP ceases to retain direct or indirect control (in one transaction or a series of related transactions and whether by merger or otherwise) of the general partner of PAA; or (iv) the consummation of a reorganization, merger or consolidation with, or any direct or indirect sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of PAA to, one or more Persons (other than PAGP or any affiliates of PAGP that are controlled by PAGP). As used in this definition, “Person” shall include any “partnership, limited partnership, syndicate or other group” constituting a “person” within the meaning of such terms pursuant to Sections 13(d) and 14(d) of the Exchange Act.

“Cause” is defined in the 2016, 2017, 2018, 2019 and 2020 phantom unit grant agreements as (i) failure to perform the duties and responsibilities of a position at an acceptable level as reasonably determined in good faith by the CEO of GP LLC (or by the Board in the case of the CEO), (ii) the conviction of or guilty plea to the committing of an act or acts constituting a felony under the laws of the United States or any state thereof (or Canada or any province thereof) or any misdemeanor involving moral turpitude, or (iii) violation of GP LLC’s Code of Business Conduct (unless waived in accordance with the terms thereof), in the case of clauses (i) and (iii) with the specific failure or violation described in writing.
(4)
Pursuant to the AAP Management Unit grant agreements of Messrs. Chiang, McGee and Goebel, AAP retained a call right to purchase any earned AAP Management Units at a discount to fair market value equal to 25%, 50%, or 75% of fair market value depending on the date of exercise of the call right (which value is referred to in the AAP Management Unit grant agreements as the “Call Value” as defined below) of such AAP Management Units, which call right is exercisable upon the termination of such Named Executive Officer’s employment with GP LLC and its affiliates prior to a stated date (January 1, 2021 for Mr. McGee’s 2013 grant, and January 1, 2023 for Mr. Chiang’s and Mr. Goebel’s grants; such dates being referred to as the “Applicable Stated Date”); provided, however, that such call right is not applicable (i) in the case of the termination of such Named Executive Officer’s employment without cause (defined below), (ii) in the event of a resignation by such Named Executive Officer with good reason (defined below), and (iii) in Mr. Chiang’s case, termination of employment due to his death or disability. If Messrs. Chiang, McGee or Goebel are terminated without cause or terminate their employment for good reason, or if such Named Executive Officer remains employed past their Applicable Stated Date, or, in the case of Mr. Chiang, if his employment is terminated due to his death or disability, any earned AAP Management Units are no longer subject to the call right and are deemed to have “vested.” As of December 31, 2020, all of the AAP Management Units held by Messrs. Chiang, McGee and Goebel had been earned. Assuming a termination of employment without cause or for good reason on December 31, 2020, all of the AAP Management Units held by Messrs. Chiang, McGee and Goebel would become vested and would no longer be subject to the call right. Because the call right provides for a discounted purchase price relative to fair market value as described above, the applicable Named Executive Officer would “benefit” from a termination other than for cause or for good reason by virtue of the fact that such officer’s AAP Management Units could no longer be purchased by AAP at such discount. The value reflected in the table represents the implied value of such “benefit”, calculated as of December 31, 2020 by (i) assuming that the AAP Management Units are converted into AAP units based on the conversion factor of approximately 0.941 AAP units and PAGP Class B shares for each AAP Management Unit, (ii) assuming the exchange of the resulting AAP units and PAGP Class B shares for PAGP Class A shares on a one-for-one basis, and (iii) multiplying such resulting number of PAGP Class A shares by an amount equal to the applicable percentage, taking the applicable discount into account, of the closing market price ($8.45) of PAGP’s Class A shares at December 31, 2020 (the last trading day of the fiscal year).

“Cause” is defined in Mr. McGee’s and Mr. Goebel’s AAP Management Unit grant agreement as (i) a reasonable determination made in good faith by the CEO that the executive has substantially failed to perform the duties and responsibilities of his position at an acceptable level and after written notice specifying such failure in reasonable detail, (ii) the executive’s conviction of or guilty plea to the committing of an act or acts constituting a felony under the laws of the United States or any state thereof or any misdemeanor involving moral turpitude, or (iii) executive’s violation of PAA’s Code of Business Conduct (unless waived), provided that executive is provided written notice of such violation. For Mr. Chiang, “Cause” is defined as (i) substantial failure to perform the duties and responsibilities of his position at an acceptable level as reasonably determined in good faith by the CEO and President of GP LLC (or if Mr. Chiang is the CEO, by vote of the Board) and after written notice specifying such failure in detail and after a reasonable period under the circumstances (determined by the CEO, or alternatively the Board, in good faith) such failure has continued without full correction by the executive, (ii) the executive’s conviction of or guilty plea to the committing of an act or acts constituting a felony under the laws of the United States or any state thereof or any misdemeanor involving moral turpitude, or (iii) violation of GP LLC’s Code of Business Conduct (unless waived in accordance with the terms thereof), in each case with the specific failure or violation described in writing.

“Good Reason” is defined in the AAP Management Unit grant agreements as (i) any material breach by AAP of executive’s AAP Management Unit grant agreement, (ii) the failure of any successor of AAP to assume executive’s AAP Management Unit grant agreement, or (iii) any material overall reduction the executive’s authority, responsibilities or duties.
“Call Value” is defined in the AAP Management Unit grant agreements as the product of the applicable conversion factor and the closing sales price of the PAGP Class A shares on the applicable date.
(5)
Pursuant to the AAP Management Unit grant agreements, upon the occurrence of a Change in Control, any earned AAP Management Units become vested units. As of December 31, 2020, all of the AAP Management Units held by Messrs. Chiang, McGee and Goebel had been earned. Accordingly, assuming that a Change in Control occurred on December 31, 2020, all of the AAP Management Units held by Messrs. Chiang, McGee and Goebel would become vested and would no longer be subject to the call right. The value reflected in the table above for Messrs. Chiang, McGee and Goebel represents the implied value of such “benefit”, calculated as of December 31, 2020 by (i) assuming that such executive’s vested AAP Management Units are converted into AAP units based on the conversion factor of approximately 0.941 AAP units and PAGP Class B shares for each AAP Management Unit, (ii) assuming the exchange of the resulting AAP units and PAGP Class B shares for PAGP Class A shares on a one-for-one basis, and (iii) multiplying such resulting number of PAGP Class A shares by an amount equal to the applicable percentage, taking the applicable discount into account, of the closing market price ($8.45) of PAGP’s Class A shares at December 31, 2020 (the last trading day of the fiscal year).

“Change in Control” means the determination by the Board that one of the following events has occurred: (i) the Persons who own member interests in PAGP GP immediately following the closing of PAGP’s initial public offering, including PAGP, and the respective Affiliates of such Persons (such owners and Affiliates being referred to as the “Owner Affiliates”), cease to own directly or indirectly at least 50% of the membership interests of such entity; (ii) (x) a “person” or “group” other than the Owner Affiliates becomes the “beneficial owner” directly or indirectly of 25% or more of the member interest in the general partner of PAGP, and (y) the member interest beneficially owned by such “person” or “group” exceeds the aggregate member interest in the general partner of PAGP beneficially owned, directly or indirectly, by the Owner Affiliates; or (iii) a direct or indirect transfer, sale, exchange or other disposition in a single transaction or series of transaction (whether by merger or otherwise) of all or substantially all of the assets of PAGP or PAA to one or more Persons who are not Affiliates of PAGP (“third party or parties”), other than a transaction in which the Owner Affiliates continue to beneficially own, directly or indirectly, more than 50% of the issued and outstanding voting securities of such third party or parties immediately following such transaction.
(6)
Mr. Pefanis’ employment agreement provides that if (i) his employment is terminated as a result of his death, (ii) he terminates his employment (a) because of a disability (as defined in Section 409A of the Code) or (b) for good reason (as defined below), or (iii) GP LLC terminates his employment without cause (as defined below), he is entitled to a lump-sum amount equal to the product of (1) the sum of his (a) highest annual base salary paid prior to his date of termination and (b) highest annual bonus paid or payable for any of the three years prior to the date of termination, and (2) the lesser of (i) two or (ii) the number of days remaining in the term of his employment agreement divided by 360. The amount provided in the table assumes a termination date of December 31, 2020 with two years remaining on the term of his agreement, and also assumes a highest annual base salary of $400,000 and highest annual bonus of $1,500,000.

Mr. Pefanis’ employment agreement defines “cause” as (i) willfully engaging in gross misconduct, or (ii) conviction of a felony involving moral turpitude. Notwithstanding, no act, or failure to act, on his part is “willful” unless done, or omitted to be done, not in good faith and without reasonable belief that such act or omission was in the best interest of GP LLC or otherwise likely to result in no material injury to GP LLC. However, Mr. Pefanis will not be deemed to have been terminated for cause unless and until there is delivered to him a copy of a resolution of the Board at a meeting held for that purpose (after reasonable notice and an opportunity to be heard), finding that Mr. Pefanis was guilty of the conduct described above, and specifying the basis for that finding. If Mr. Pefanis were terminated for cause, GP LLC would be obligated to pay base salary through the date of termination, with no other payment obligations triggered by the termination under the employment agreement or other employment arrangement.

Mr. Pefanis’ employment agreement defines “good reason” as the occurrence of any of the following circumstances: (i) removal by GP LLC from, or failure to re-elect him to, the position to which Mr. Pefanis was appointed pursuant to his employment agreement, except in connection with his termination for cause (as defined above); (ii) (a) a reduction in his rate of base salary (other than in connection with across-the-board salary reductions for all executive officers of GP LLC) unless such reduction reduces his base salary to less than 85% of his current base salary, (b) a material reduction in his fringe benefits, or (c) any other material failure by GP LLC to comply with its obligations under the employment agreement to pay his annual salary and bonus, reimburse his business expenses, provide for his participation in certain employee benefit plans and arrangements, furnish him with suitable office space and support staff, or allow him no less than 15 business days of paid vacation annually; or (ii) the failure of GP LLC to obtain the express assumption of the employment agreement by a successor entity (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of GP LLC.
(7)
Pursuant to his employment agreement, if Mr. Pefanis terminates his employment with GP LLC within three months of a change in control (as defined below), he is entitled to a lump-sum payment in an amount equal to the product of (i) three and (ii) the sum of (a) his highest annual base salary previously paid to him and (b) his highest annual bonus paid or payable for any of the three years prior to the date of such termination. The amount provided in the table assumes a change in control and termination date of December 31, 2020, and also assumes a highest annual base salary of $400,000 and highest annual bonus of $1,500,000.

In conjunction with events occurring in 2005, 2010 and 2013, Mr. Pefanis executed various agreements waiving his right to terminate his employment and receive separation benefits under his employment agreement. In connection with such waivers, the definition of “Change in Control” in Mr. Pefanis’ employment agreement was modified to mean, and will be deemed to occur upon, one or more of the following events: (i) any person (other than PAGP or its wholly owned subsidiaries), including any partnership, limited partnership, syndicate or other group deemed a “person” for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) becomes the beneficial owner, directly or indirectly, of 50% or more of the membership interest in GP LLC or 50% or more of the outstanding limited partnership interest of PAGP; (ii) any person (other than PAGP or its wholly owned subsidiaries), including any partnership, limited partnership, syndicate or other group deemed a “person” for purposes of Section 13(d) or 14(d) of the Exchange Act, becomes the beneficial owner, directly or indirectly, of 50% or more of the membership interest in PAGP GP; (iii) PAGP ceases to beneficially own, directly or indirectly, more than 50% of the membership interest in GP LLC; (iv) the “Owner Affiliates”, as defined in such agreements, cease to beneficially own, directly or indirectly, more than 50% of the membership interest in PAGP GP; or (v) there has been a direct or indirect transfer, sale, exchange or other disposition in a single transaction or series of transactions (whether by merger or otherwise) of all or substantially all of the assets of PAGP or PAA to one or more persons who are not affiliates of PAGP (“third party” or “parties”), other than a transaction in which the Owner Affiliates continue to beneficially own, directly or indirectly, more than 50% of the issued and outstanding voting securities of such third party or parties immediately following such transaction.
(8)
Pursuant to his employment agreement, if Mr. Pefanis is terminated other than (i) for cause (as defined in footnote 6 above), (ii) by reason of death or (iii) by resignation (unless such resignation is due to a disability or for good reason (each as defined in footnote 6 above)), then he is entitled to continue to participate, for a period which is the lesser of two years from the date of termination or the remaining term of the employment agreement, in such health and accident plans or arrangements as are made available by GP LLC to its executive officers generally. The amounts provided in the table assume a termination date of December 31, 2020 with two years remaining on the term of his agreement.

(9)
If Messrs. Chiang, Pefanis, Swanson, McGee, Chandler or Goebel were terminated for cause, GP LLC would be obligated to pay base salary through the date of termination, with no other payment obligation triggered by the termination under any employment arrangement.

(10)
Mr. Chiang’s AAP Management Unit grant agreement provides that in the event of his death or disability, AAP will not have a call right and all of his earned AAP Management Units will vest. As of December 31, 2020, all of Mr. Chiang’s AAP Management Units had been earned. The dollar value given assumes Mr. Chiang’s death or disability on December 31, 2020 and represents the implied value of such “benefit,” calculated as of December 31, 2020 by (i) assuming that Mr. Chiang’s vested AAP Management Units are converted into AAP units based on the conversion factor of approximately 0.941 AAP units and PAGP Class B shares for each AAP Management Unit, (ii) assuming the exchange of the resulting AAP units and PAGP Class B shares for PAGP Class A shares on a one-for-one basis, and (iii) multiplying such resulting number of PAGP Class A shares by the closing market price ($8.45) of PAGP’s Class A shares at December 31, 2020 (the last trading day of the fiscal year).
(11)
Under the AAP Management Unit grant agreements for Messrs. McGee and Goebel, their death or disability would trigger AAP’s call right, which is assumed to be exercised.

Confidentiality, Non-Compete and Non-Solicitation Arrangements
Mr. Chiang has agreed to maintain the confidentiality of certain information and not to solicit customers, assets and employees for two years following termination of his employment. Mr. Pefanis has agreed to maintain the confidentiality of PAA information for a period of one year following the termination of his employment. Messrs. McGee and Chandler have each agreed to maintain the confidentiality of certain information and not to solicit customers for a period of two years after termination of their employment.
Pay Ratio Disclosure
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of Willie Chiang, our CEO during 2020:
•
The annual total compensation for Mr. Chiang for 2020 was approximately $4,290,000.

•
The annual total compensation for the median employee for 2020 was approximately $109,000.

•
The ratio of Mr. Chiang’s pay to the pay of our median employee for 2020 was approximately 39 to 1.

PAA’s median employee was identified as of December 31, 2020 using the following methodology:
•
A list was prepared of all individuals, excluding the CEO, who were employed by PAA on December 31, 2020. We included all U.S. and Canadian employees.

•
Basic wage data for each U.S. employee was extracted from Form W-2 information provided to the Internal Revenue Service for calendar year 2020. Basic wage data for each Canadian employee was extracted from Form T4 information provided to the Canada Revenue Agency for calendar year 2020 and converted to U.S. dollars. This information was then sorted and the median employee was identified.

The median employee’s annual total compensation for 2020 was determined using the same methodology we used for determining the annual total compensation for the Named Executive Officers as set forth in the 2020 Summary Compensation Table.

Compensation of Directors
The following table sets forth a summary of the compensation paid to each person who served as a director of PAGP GP in 2020 (other than Messrs. Chiang and Pefanis who were not compensated as directors and whose compensation is set forth in the Summary Compensation Table above):
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($)	Total ($)
Greg L. Armstrong(2)	250,000	—	15,960	265,960
Victor Burk	105,000	124,766	—	229,766
Everardo Goyanes(3)	45,000	—	—	45,000
Kevin S. McCarthy(3)	18,750	79,453	—	98,203
Gary R. Petersen	75,000	124,766	—	199,766
Alexandra D. Pruner	90,000	124,766	—	214,766
John T. Raymond	81,126	124,766	—	205,892
Bobby S. Shackouls	120,000	124,766	—	244,766
Robert V. Sinnott(3)	61,250	—	—	61,250
J. Taft Symonds(3)	45,000	—	—	45,000
Christopher M. Temple	75,000	124,766	—	199,766
Lawrence M. Ziemba	82,748	578,358	—	661,106

(1)
The dollar value of LTIPs granted during 2020 is based on the grant date fair value computed in accordance with FASB ASC Topic 718. See Note 18 to our Consolidated Financial Statements included in our 2020 Annual Report for additional discussion regarding the calculation of grant date fair values. In connection with their respective appointments to the Board during 2020, Mr. Ziemba received an LTIP award for 23,490 PAGP phantom Class A shares and Mr. McCarthy received an LTIP award for 10,622 PAGP phantom Class A shares. In August 2020, each of Messrs. Burk, Petersen, Raymond, Shackouls, Temple, Ziemba and Ms. Pruner received an annual LTIP award for 15,290 PAGP phantom Class A shares. See “— Long-Term Equity Awards” below for further information regarding LTIP awards granted to our non-employee directors. The aggregate number of outstanding LTIP awards held by our non-employee directors as of December 31, 2020 were as follows:

	Number of LTIP Awards Held as of December 31, 2020
Director Name:	PAA Phantom Units	Vesting Date	PAGP Phantom Class A Shares	Vesting Date
Burk	5,000	Aug 2021	4,879	Aug 2022
			5,220	Aug 2023
			15,290	Aug 2024
Total	5,000		25,389
McCarthy	—		10,622	Aug 2024
Total	—		10,622
Petersen	3,750	Aug 2021	4,879	Aug 2022
			5,220	Aug 2023
			15,290	Aug 2024
Total	3,750		25,389

	Number of LTIP Awards Held as of December 31, 2020
Director Name:	PAA Phantom Units	Vesting Date	PAGP Phantom Class A Shares	Vesting Date
Pruner	—		5,816	Aug 2021
			5,816	Aug 2022
			5,220	Aug 2023
			15,290	Aug 2024
Total	—		32,142
Raymond	—		2,500	Aug 2021
			3,903	Aug 2022
			4,170	Aug 2023
			15,290	Aug 2024
Total	—		25,863
Shackouls	3,750	Aug 2021	4,879	Aug 2022
			5,220	Aug 2023
			15,290	Aug 2024
Total	3,750		25,389
Temple	—		3,750	Aug 2021
			4,879	Aug 2022
			5,220	Aug 2023
			15,290	Aug 2024
Total	—		29,139
Ziemba	—		6,480	Aug 2021
			6,480	Aug 2022
			6,480	Aug 2023
			15,290	Aug 2024
Total	—		34,730

(2)
Mr. Armstrong served as Senior Advisor to the CEO during 2020 and received a salary of $250,000 and other compensation of $15,960 (comprising 401(k) plan matching contributions and premium payments for group term life insurance) for his services as an employee. Pursuant to his employment agreement, which was amended and restated effective January 1, 2020, Mr. Armstrong will serve as a director and will also serve as Senior Advisor to the CEO for up to a two-year term and will receive an annual salary of $250,000 for these services. Should Mr. Armstrong be elected at the 2021 annual meeting and effective concurrently therewith, the term of his employment agreement will be extended through the date of the 2024 annual meeting. Mr. Armstrong does not hold any LTIP Awards.

(3)
Mr. Goyanes served as a director and member of the audit committee until his death in March 2020, Mr. Sinnott served as a director until his retirement in September 2020 and as chairman of the compensation committee through May 2020, and Mr. Symonds served as a director and member of the audit committee until his retirement in May 2020. Mr. McCarthy has served as a director since October 2020.

Cash Retainer and Expense Reimbursement
Each non-employee director is currently paid an annual retainer fee of $75,000. Messrs. Armstrong, Chiang and Pefanis are otherwise compensated for their services as employees and therefore receive no separate compensation for services as directors. In addition to the annual retainer, each committee chairman (other than the audit committee chairman) receives $10,000 annually. The chairman of the audit committee receives $30,000 annually, and the other members of the audit committee receive $15,000 annually, in each case, in addition to the annual retainer. The Lead Director receives $35,000 annually in addition to the annual retainer. Mr. Shackouls served as Lead Director during 2020. Each director who is not an employee of GP LLC is reimbursed for reasonable travel, lodging and other out-of-pocket expenses related to meeting attendance or otherwise related to service on the Board (including, without limitation, reimbursement for continuing education expenses).
Long-Term Equity Awards
Our non-employee directors receive LTIP awards as part of their compensation. Prior to August 2018, the directors received LTIP awards denominated in either PAA phantom units or PAGP phantom Class A shares based on a one-time election made by each director. Such LTIP awards vested 25% on the August distribution date of each year, with an automatic re-grant of an additional 25% immediately upon each such vesting, together with associated DERs. In August 2018, the automatic re-grant feature of the existing director LTIP awards was eliminated and directors began to receive annual grants of LTIP awards for PAGP phantom Class A shares having a market value on the date of grant equal to approximately $125,000 for independent directors and approximately $100,000 for designated directors. The annual LTIP awards will vest (become payable in PAGP Class A shares on a one-for-one basis) in August four years after the date of grant, and include associated DERs.
In connection with his appointment to the Board in January 2020, Mr. Ziemba received an initial LTIP award for 23,490 PAGP phantom Class A shares that will vest (become payable in PAGP Class A shares on a one-for-one basis) in 25% increments in August of each year through 2023. Mr. Ziemba’s initial grant was sized so that the number of phantom Class A shares vesting each August would have a market value on the date of such initial grant equal to approximately $125,000 (or pro rata portion thereof for the period from January 2020 through August 2020), based on a volume weighted average price for the 10-trading day period immediately preceding the date of grant (the “VWAP” Price). As each tranche of phantom Class A shares vests, they will be replaced with an annual grant of phantom Class A shares having a market value on the date of grant equal to approximately $125,000 (based on the then applicable VWAP Price) and that will vest four years after the date of grant. The phantom Class A shares awarded to Mr. Ziemba include associated DERs.
In connection with his appointment to the Board in October 2020, Mr. McCarthy received an initial LTIP award for 10,622 PAGP phantom Class A shares that will vest (become payable in PAGP Class A shares on a one-for-one basis) in August 2024. Mr. McCarthy’s initial grant was sized so that the number of phantom Class A shares vesting in August 2024 would have a market value on the date of such initial grant equal to approximately $100,000 (or pro rata portion thereof for the period from October 2020 through August 2021), based on the applicable VWAP Price. The phantom Class A shares awarded to Mr. McCarthy include associated DERs. Beginning in August 2021, Mr. McCarthy will receive an annual grant of LTIP awards for PAGP phantom Class A shares having a market value on the date of grant equal to approximately $100,000 (based on the then applicable VWAP Price) and that will vest four years after the date of grant. The phantom Class A shares awarded to Mr. McCarthy include associated DERs.
All director LTIP awards vest in full upon the next following distribution date after the death or disability (as determined in good faith by the Board) of the director. The awards also vest in full if a director (i) retires (no longer with full-time employment and no longer serving as an officer or director of any public company) or (ii) is removed from the Board or is not reelected to the Board, unless such removal or failure to reelect is for “Cause,” as defined in the PAGP GP LLC Agreement.
Reimbursement of Expenses of Our General Partner and its Affiliates
We do not pay our general partner a management fee, but we do reimburse our general partner for all direct and indirect costs of services provided to us, incurred on our behalf, including the costs of employee, officer and director compensation and benefits allocable to us, as well as all other expenses necessary or appropriate to the conduct of our business, allocable to us. We record these costs on the accrual basis in the period in which our general partner incurs them. Our partnership agreement provides that our general partner will determine the expenses that are allocable to us in any reasonable manner determined by our general partner in its sole discretion.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Plains All American Pipeline, L.P.
Our common units and Series A preferred units outstanding (collectively, our “Common Unit Equivalents”) represent 100% of our voting securities. Ownership of the non-economic general partner interest is discussed separately below under “— Beneficial Ownership of General Partner Interest.” The following table sets forth certain information regarding the beneficial ownership of our common units and Series A preferred units as of March 26, 2021 (unless otherwise noted) by each person who is known to us to beneficially own more than 5% of our common units, each person who is known to us to beneficially own more than 5% of our Series A preferred units, the Named Executive Officers, our directors, and all directors and executive officers as a group.
Name of Beneficial Owner and Address (in the case of Owners of more than 5%)	Common Units	Percentage of Common Units	Series A Preferred Units(1)	Percentage of Series A Preferred Units	Percentage of Common Unit Equivalents**
Plains AAP, L.P.(2)	245,555,722	34.0%	—	—	31.0%
ALPS Advisors, Inc.(3)	51,894,828	7.2%	—	—	6.5%
EnCap Partners LLC(4)	—	—	25,357,120	35.7%	3.2%
EMG Fund IV PAA Holdings, LLC(5)	—	—	20,376,259	28.7%	2.6%
Richard A. Kayne/Kayne Anderson Capital Advisors, L.P.(6)	12,107,246	1.7%	1,358,396	1.9%	1.7%
FR XIII PAA Holdings Holdco LLC(7)	—	—	12,678,560	17.8%	1.6%
Stonepeak Partners LLC(8)	—	—	6,339,278	8.9%	*
Kaiser Foundation Hospitals(9)	—	—	4,528,054	6.4%	*
Willie Chiang	261,814(10)	*	—	—	*
Harry N. Pefanis	460,194	*	—	—	*
Al Swanson	248,306(10)	*	—	—	*
Richard McGee	254,422(10)	*	—	—	*
Chris Chandler	55,632(10)	*	—	—	*
Jeremy Goebel	139,087(10)	*	—	—	*
Greg L. Armstrong	1,508,418	*	—	—	*
Victor Burk	32,043(10)	*	—	—	*
Kevin S. McCarthy(11)	—	—	—	—	—
Gary R. Petersen(4)	64,450(10)	*	25,357,120	35.7%	3.2%
Alexandra D. Pruner	—	—	—	—	—
John T. Raymond(5)	1,599,616	*	20,376,259	28.7%	2.8%
Bobby S. Shackouls	31,283(10)	*	—	—	*
Christopher M. Temple	—	—	—	—	—
Lawrence M. Ziemba	2,346	*	—	—	*
All directors and executive officers as a group (16 persons)	4,716,455(10)(12)	*	45,733,379(12)	64.3%	6.4%

*
Less than 1%.

**
Common Unit Equivalents include outstanding common units and Series A preferred units combined.

(1)
The Series A preferred units vote on an as-converted basis with the common units and have certain other class voting rights with respect to any amendment to our partnership agreement that would adversely affect any rights, preferences or privileges of the Series A preferred units. The Series A preferred units are convertible, generally on a one-for-one basis and subject to customary anti-dilution adjustments, at any time by the holders or by us.

(2)
The address for this holder is 333 Clay Street, Suite 1600, Houston, Texas 77002. The number of common units owned by AAP equals the number of outstanding Class A and Class B shares of PAGP (244,908,836) plus the number of earned but unvested Class B units of Plains AAP, L.P. (646,886).

(3)
Reflects ownership as of December 31, 2020 as reported in a Schedule 13G filed with the SEC on February 9, 2021. The address of this holder is 1290 Broadway, Suite 1000, Denver, Colorado 80203.

(4)
The Series A preferred units are owned by funds managed by EnCap Partners, LLC, whose address is 1100 Louisiana, Suite 4900, Houston, Texas 77002. Gary R. Petersen may be deemed to be the beneficial owner of the Series A preferred units owned by these holders by virtue of being a member of EnCap Partners, LLC, the managing member of each holder’s general partner. Mr. Petersen disclaims beneficial ownership of the Series A preferred units except to the extent of his pecuniary interest therein.

(5)
The address for this holder is 2229 San Felipe, Suite 1300, Houston, Texas 77019. John T. Raymond has sole voting and dispositive power over the Series A preferred units and may be deemed to be the beneficial owner of the Series A preferred units owned by the holder by virtue of being the sole member of the general partner of the holder’s manager. Mr. Raymond disclaims beneficial ownership of the Series A preferred units except to the extent of his pecuniary interest therein.

(6)
Richard A. Kayne is Chief Executive Officer and Director of Kayne Anderson Investment Management, Inc., which is the general partner of Kayne Anderson Capital Advisors, L.P. (“KACALP”). Various accounts under the management or control of KACALP own 7,326,110 common units and 1,358,396 Series A preferred units. Mr. Kayne may be deemed to beneficially own such units. In addition, Mr. Kayne directly owns or has sole voting and dispositive power over 4,781,136 common units. Mr. Kayne disclaims beneficial ownership of any of our partner interests other than units held by him or interests attributable to him by virtue of his interests in the accounts that own our partner interests. The address for Mr. Kayne and Kayne Anderson Investment Management, Inc. is 1800 Avenue of the Stars, 3rd Floor, Los Angeles, California 90067.

(7)
The address for this holder is 600 Travis, Suite 6000, Houston, Texas 77002.

(8)
The Series A preferred units are owned by funds managed by Stonepeak Partners LLC, whose address is 717 Fifth Avenue, 25th Floor, New York, New York 10022.

(9)
The address for this holder is One Kaiser Plaza, Oakland, CA 94612.

(10)
Does not include unvested phantom units granted under our Long-Term Incentive Plans. See “Executive Compensation — Outstanding Equity Awards at Fiscal Year-End” and “— Director Compensation.”

(11)
Pursuant to the PAGP GP LLC Agreement, Mr. McCarthy is designated as a member of the board of directors of PAGP GP by KAFU Holdings (QP), L.P., which is controlled by Kayne Anderson Capital Advisors, L.P. (“KACALP”). Mr. McCarthy disclaims any deemed beneficial ownership of the interests owned by KAFU Holdings (QP), L.P. or its affiliates, beyond his pecuniary interest therein, if any. Mr. McCarthy has a non-controlling ownership interest in KACALP, which is the general partner of KAFU Holdings (QP), L.P. KACALP is entitled to a percentage of the profits earned by the funds invested in KAFU Holdings (QP), L.P. The address for KAFU Holdings (QP), L.P. is 1800 Avenue of the Stars, 3rd Floor, Los Angeles, California 90067.

(12)
As of March 26, 2021, no units were pledged by directors or Named Executive Officers.

Beneficial Ownership of General Partner Interest
AAP owns a significant limited partner interest in us and, through its 100% member interest in PAA GP LLC, our non-economic general partner interest. GP LLC owns a limited partner interest and non-economic general partner interest in AAP. The Class A limited partners of AAP, together with the holders of the AAP Management Units, collectively own 100% of the economic interests in AAP. The following table sets forth the percentage ownership of the Class A limited partners of AAP, including our directors and Named Executive Officers, and the resulting economic interest of such limited partners and the holders of the AAP Management Units as a group, in each case as of March 26, 2021:
Name of Owner and Address (in the case of Owners of more than 5%)	Percentage Ownership of Plains AAP, L.P. Class A LP Interest	Economic Interest in Plains AAP, L.P.(1)
Plains GP Holdings, L.P. and Plains All American GP LLC	79.3%	79.0%
333 Clay Street, Suite 1600
Houston, TX 77002
KAFU Holdings (QP), L.P. and Affiliates	7.4%	7.4%
1800 Avenue of the Stars, 3rd Floor
Los Angeles, CA 90067
Lynx Holdings I, LLC	1.3%	1.3%
John T. Raymond	3.4%	3.4%
Greg L. Armstrong	1.8%	1.8%
Harry N. Pefanis	0.9%	0.9%
Richard McGee	0.2%	0.2%
Various Individual Investors	5.7%	5.7%
AAP Management Unitholders(2)	—	0.3%

(1)
AAP owns approximately 246 million PAA common units and a 100% member interest in PAA GP LLC, which owns our non-economic general partner interest.

(2)
Represents a profits interest in AAP in the form of AAP Management Units owned by certain members of management.

EQUITY COMPENSATION PLAN INFORMATION TABLE
The following table sets forth certain information with respect to our equity compensation plans as of December 31, 2020. For a description of these plans, see “Certain Relationships and Related Transactions — Equity-Based Long-Term Incentive Plans.”
Plan Category	Number of Units to be Issued upon Exercise/Vesting of Outstanding Options, Warrants and Rights (a)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Units Remaining Available for Future Issuance under Equity Compensation Plans (c)
Equity compensation plans approved by unitholders:
2013 Long Term Incentive Plan	7,229,494(1)	N/A(2)	1,752,760(3)(4)
Equity compensation plans not approved by unitholders:
PNG Successor Plan	693,530(4)	N/A(2)	8,968(3)(4)

(1)
The 2013 Long-Term Incentive Plan (the “2013 Plan”), which was approved by our unitholders in November 2013, consolidated three prior plans (the Plains All American GP LLC 1998 Long-Term Incentive Plan (the “1998 Plan”), the Plains All American GP LLC 2005 Long-Term Incentive Plan (the “2005 Plan”), and the PPX Successor Long-Term Incentive Plan (the “PPX Successor Plan”)). The 2013 Plan contemplates the issuance or delivery of up to 13,074,686 common units to satisfy awards under the plan, which amount is net of 4,774,932 common units previously issued under the prior plans. The number of units presented in column (a) assumes that all remaining grants will be satisfied by the issuance of new units upon vesting unless such grants are by their terms payable only in cash. In fact, a substantial number of phantom units that have vested were satisfied without the issuance of units. These phantom units were settled in cash or withheld for taxes. Any units not issued upon vesting will become “available for future issuance” under column (c).

(2)
Phantom unit awards under the 2013 Plan and PNG Successor Plan (defined below) vest without payment by recipients.

(3)
In accordance with Item 201(d) of Regulation S-K, column (c) excludes the securities disclosed in column (a). However, as discussed in footnotes (1) and (4), any phantom units represented in column (a) that are not satisfied by the issuance of units become “available for future issuance.”

(4)
In December 2013, in connection with the PNG Merger, we adopted and assumed the PAA Natural Gas Storage, L.P. 2010 Long Term Incentive Plan (the “PNG Legacy Plan”), and all outstanding awards of PNG phantom units were converted into comparable awards of PAA phantom units by applying the merger exchange ratio of 0.445 PAA common units for each PNG common unit and rounding down for any fractions. The GP LLC board of directors amended and restated the PNG Legacy Plan, which is now known as the PNG Successor Long-Term Incentive Plan (the “PNG Successor Plan”). The PNG Successor Plan contemplates the issuance or delivery of up to 1,319,983 units to satisfy awards under the plan, which amount is net of 15,017 common units previously issued under the PNG Legacy Plan. The number of units presented in column (a) assumes that all outstanding grants will be satisfied by the issuance of new units upon vesting unless such LTIPs are by their terms payable only in cash. In fact, some portion of the phantom units may be settled in cash and some portion will be withheld for taxes. Any units not issued upon vesting will become “available for future issuance” under column (c).

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Our General Partner
Our operations and activities are managed, and our officers and personnel are employed, by our general partner (or, in the case of our Canadian operations, Plains Midstream Canada). We do not pay our general partner a management fee, but we do reimburse our general partner for all expenses incurred on our behalf (other than expenses related to the AAP Management Units). Total costs reimbursed by us to our general partner for the year ended December 31, 2020 were approximately $553 million.
Our general partner owns a non-economic general partner interest in us and, as of March 26, 2021, owned approximately 245.6 million common units, (representing approximately 31% of our outstanding common units and Series A preferred units combined). This limited partner interest entitles our general partner to receive quarterly distributions at the same rate as other common unitholders.
Equity-Based Long-Term Incentive Plans
In November 2013, our unitholders approved the adoption of the 2013 Plan, which consolidated three prior plans (the 1998 LTIP, the 2005 LTIP, and the PPX Successor Plan). In December 2013, in connection with the PNG Merger, we adopted and assumed the PNG Legacy Plan, and all outstanding awards of PNG phantom units were converted into comparable awards of PAA phantom units by applying the merger exchange ratio of 0.445 PAA common units for each PNG common unit and rounding down for any fractions. The Board amended and restated the PNG Legacy Plan, which is now known as the PNG Successor Plan (together with the 2013 Plan, the “Plans”). The provisions of the PNG Successor Plan are substantially the same as the 2013 Plan, except that new awards under the PNG Successor Plan may only be made to employees hired after the date of the PNG Merger. Awards contemplated by the Plans include phantom units, distribution equivalent rights (DERs), unit appreciation rights, restricted units, and unit options. The 2013 Plan authorizes the grant of awards covering an aggregate of 13,074,686 common units deliverable upon vesting or exercise (as applicable) of such awards. The PNG Successor Plan authorizes the grant of awards covering an aggregate of 1,319,983 common units deliverable upon vesting or exercise (as applicable) of such awards. The Board has the right to alter or amend the Plans from time to time, including, subject to any applicable Nasdaq listing requirements, increasing the number of common units with respect to which awards may be granted; provided, however, that no change in any outstanding grant may be made that would materially impair the rights of the participant without the consent of such participant.
Common units to be delivered upon the vesting of rights may be common units acquired in the open market or, common units acquired from us, any of our affiliates or any other person, or any combination of the foregoing. Our general partner will be entitled to reimbursement by us for the cost incurred in acquiring common units. In addition, over the term of the Plans we may issue new common units to satisfy delivery obligations under the grants. When we issue new common units upon vesting of grants, the total number of common units outstanding increases.
Phantom Units.   A phantom unit entitles the grantee to receive, upon the vesting of the phantom unit, a common unit (or cash equivalent, depending on the terms of the grant). The issuance of the common units upon vesting of phantom units is primarily intended to serve as a means of incentive compensation for performance. Therefore, no consideration is paid to us by the plan participants upon receipt of the common units.
As of December 31, 2020, grants of approximately 7,229,494 and 693,530 unvested phantom units were outstanding under the 2013 Plan and PNG Successor Plan, respectively, and approximately 1,752,760 and 8,968 remained available for future grant, respectively. The compensation committee or Board may, in the future, make additional grants under the Plans to employees and directors containing such terms as the compensation committee or Board shall determine, including DERs with respect to phantom units. DERs entitle the grantee to a cash payment, either while the award is outstanding or upon vesting, equal to any cash distributions paid on a unit while the award is outstanding.
Unit Appreciation Rights.   A unit appreciation right is an award that, upon exercise, entitles the holder to receive the excess, if any, of the fair market value of a common unit on the exercise date over the grant price of the unit appreciation right. The excess may be paid in cash and/or common units as determined by the plan administrator in its discretion. No unit appreciation rights have been granted under the Plans to date.
Restricted Unit Awards.   A restricted unit is a common unit granted under the Plan that is subject to a risk of forfeiture, restrictions on transferability, and any other restrictions that may be imposed by the plan administrator in its discretion. No restricted unit awards have been granted under the Plans to date.
Unit Options.   Options may be granted under the Plan to purchase a specific number of common units at a set exercise price. The exercise price of each option granted under the Plan will be determined by the plan administrator at the time the option is granted, provided that each option may not have an exercise price that is less than the fair market value of the common units on the date of grant. No options have been granted under the Plans to date.
AAP Management Units
In August 2007, the owners of AAP authorized the creation and issuance of AAP Management Units and authorized the compensation committee to issue grants of AAP Management Units to create additional long-term incentives for our management designed to attract talent and encourage retention over an extended period of time. Each AAP Management Unit represents a “profits interest” in AAP, which entitles the holder to participate in future profits and losses from operations, current distributions from operations, and an interest in future appreciation or depreciation in AAP’s asset values. As of March 26, 2021, 687,203 AAP Management Units were issued and outstanding. The compensation committee does not plan to issue any additional AAP Management Units.
The outstanding AAP Management Units are subject to restrictions on transfer and generally become “earned” (entitled to receive distributions) in percentage increments upon achievement of certain performance thresholds that are aligned with the interests of our common unitholders, such as distributable cash flow per common unit. As of March 26, 2021, all outstanding AAP Management Units had been earned.
To encourage retention following achievement of the applicable performance benchmarks, AAP retained a call right to purchase any earned AAP Management Units at a discount to fair market value that is generally exercisable upon the termination of a holder’s employment with GP LLC and its affiliates (other than termination under certain circumstances such as a termination without cause or by the employee for good reason) prior to certain stated dates. The size of the discount to fair market value reflected in the potential call right purchase price decreases over time pursuant to a formula set forth in each AAP Management Unit grant agreement. If a holder of an AAP Management Unit remains employed past such designated date (or prior to such date such holder is terminated without cause or quits for good reason), any earned units are no longer subject to the call right and are deemed to have “vested.” The currently outstanding AAP Management Unit grants will vest on January 1, 2022 or January 1, 2023, depending on the date of grant. All earned AAP Management Units will also vest if AAP does not timely exercise its call right or in the event of a change of control.
As long as PAGP’s Class A shares are publicly traded, each vested AAP Management Unit may be converted into AAP units and a like number of PAGP Class B shares based on a conversion ratio of approximately 0.941 AAP units and PAGP Class B shares for each AAP Management Unit. Following any such conversion, the resulting AAP units and PAGP Class B shares are exchangeable for PAGP Class A shares or redeemable for PAA common units, in each case on a one-for-one basis as provided in the AAP limited partnership agreement.
Omnibus Agreement
In connection with the Simplification Transactions completed in November 2016, we entered into an omnibus agreement (the “Omnibus Agreement”) with PAGP, PAGP GP, AAP, PAA GP LLC and GP LLC (collectively with us, the “Plains Entities”), which provides, among other things, that all direct or indirect expenses of any of the Plains Entities will be paid by us, other than income taxes, if any, of PAGP GP, PAGP, GP LLC, AAP and PAA GP LLC. Such direct or indirect expenses include, but are not limited to (i) compensation for the directors of PAGP GP, (ii) director and officer liability insurance, (iii) listing exchange fees, (iv) investor relations expenses, and (v) fees related to legal, tax, financial advisory and accounting services. We paid $5 million of such expenses in 2020.
Other
During 2020, we recognized sales revenues of approximately $29 million from companies affiliated with EMG. During 2020, we also purchased approximately $16 million of petroleum products from companies affiliated with EMG. These transactions were conducted at prices that we believe approximate market.
During 2020, we recognized sales revenues of approximately $1 million from companies owned and controlled by funds managed by KACALP. During 2020, we also purchased approximately $68 million of oil from companies owned and controlled by funds managed by KACALP. These transactions were conducted at prices that we believe approximate market.
An employee in our marketing department, who has been with the company for over 10 years, is the daughter of Willie Chiang, our Chief Executive Officer. Mr. Chiang’s daughter’s total compensation for 2020 was approximately $162,000.
Review, Approval or Ratification of Transactions with Related Persons
Pursuant to our Governance Guidelines, a director is expected to bring to the attention of the CEO or the Board any conflict or potential conflict of interest that may arise between the director or any affiliate of the director, on the one hand, and PAGP GP, PAA, PAGP or their respective affiliates, on the other. The resolution of any such conflict or potential conflict should, at the discretion of the Board in light of the circumstances, be determined by a majority of the disinterested directors.
If a conflict or potential conflict of interest arises between PAA and its limited partners, on the one hand, and our general partner and its owners and affiliates, on the other, the resolution of any such conflict or potential conflict should be addressed by the Board in accordance with the applicable provisions of the partnership agreements of PAA and PAGP. At the discretion of the Board in light of the circumstances, the resolution may be determined by the Board or by a “conflicts committee” meeting the definitional requirements for such a committee under the partnership agreements.
Pursuant to our Code of Business Conduct, any executive officer must avoid conflicts of interest unless approved by the Board.
In the case of any sale of equity by the Partnership in which an owner or affiliate of an owner of our general partner participates, our practice would be to obtain Board approval for the transaction. The Board typically delegates authority to set the specific terms to a pricing committee, consisting of the CEO and one independent director. Actions by the pricing committee require unanimous approval of such committee.

REPORT OF THE AUDIT COMMITTEE
The audit committee of our Board oversees the Partnership’s financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls.
In fulfilling its oversight responsibilities, the audit committee reviewed and discussed with management the audited financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2020.
The Partnership’s independent registered public accounting firm, PricewaterhouseCoopers LLP, is responsible for expressing an opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States of America. The audit committee reviewed with PricewaterhouseCoopers LLP the firm’s judgment as to the quality, not just the acceptability, of the Partnership’s accounting principles and such other matters as are required to be discussed with the audit committee under generally accepted auditing standards.
The audit committee discussed with PricewaterhouseCoopers LLP the matters required to be discussed under applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”). The audit committee received written disclosures and the letter from PricewaterhouseCoopers LLP required by applicable requirements of the PCAOB regarding PricewaterhouseCoopers LLP’s communications with the audit committee concerning independence, and has discussed with PricewaterhouseCoopers LLP its independence from management and the Partnership.
Based on the reviews and discussions referred to above, the audit committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2020 for filing with the SEC.
Victor Burk, Chairman Alexandra D. Pruner Lawrence M. Ziemba

PRINCIPAL ACCOUNTANT FEES AND SERVICES
Audit and Non-Audit Fees
The following table details the aggregate fees billed for professional services rendered by our independent auditor for services provided to us and to our subsidiaries (in millions):
	Year Ended December 31,
	2020	2019
Audit fees(1)	$4.7	$5.0
Audit-related fees	—	—
Tax fees(2)	1.6	1.5
Total	$6.3	$6.5

(1)
Audit fees include those related to (a) our annual audit (including internal control evaluation and reporting); (b) the audit of certain joint ventures of which we are the operator, and (c) work performed on our registration of publicly held debt and equity.

(2)
Tax fees are primarily related to tax processing as well as the preparation of Forms K-1 for our unitholders and international tax planning work associated with the structure of our Canadian investment.

Pre-Approval Policy
Our audit committee reviews our external financial reporting, engages our independent auditors and reviews the adequacy of our internal accounting controls. Our audit committee performs similar functions on PAGP’s behalf. All services provided by our independent auditor to us or to PAGP are subject to pre-approval by our audit committee. The audit committee has instituted policies that describe certain pre-approved non-audit services. We believe that the descriptions of services are designed to be sufficiently detailed as to particular services provided, such that (i) management is not required to exercise judgment as to whether a proposed service fits within the description and (ii) the audit committee knows what services it is being asked to pre-approve. The audit committee is informed of each engagement of the independent auditor to provide services under the respective policy. All services provided by our independent auditor during the years ended December 31, 2020 and 2019 were approved in advance by our audit committee.

PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR
ENDING DECEMBER 31, 2021.
The second proposal item to be voted on at the PAA Annual Meeting is ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021. Votes cast on this proposal by our Unitholders will be “passed through” as instructions to PAA as to how PAA should vote the PAGP Class C shares that it owns at the PAGP Annual Meeting on ratification of the appointment of PricewaterhouseCoopers LLP as our and PAGP’s independent registered public accounting firm for 2021.
The audit committee of the Board has appointed PricewaterhouseCoopers LLP to continue to act as our and PAGP’s independent registered public accounting firm for the fiscal year ending December 31, 2021. The Board has directed that such appointment be submitted to our Unitholders for ratification at the Annual Meeting.
Ratification of the appointment of PricewaterhouseCoopers LLP as our and PAGP’s independent registered public accounting firm is not required. The Board, however, is submitting the appointment to our Unitholders for ratification as a good corporate governance practice. Representatives of PricewaterhouseCoopers LLP are expected to be present at the PAA Annual Meeting and will have an opportunity to make a statement if they so desire. They will also be available to respond to appropriate questions.

PROPOSAL 3 — ADVISORY VOTE TO APPROVE OUR NAMED EXECUTIVE OFFICER COMPENSATION
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE, ON A NON-BINDING ADVISORY BASIS, “FOR” THE RESOLUTION APPROVING THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS AS DESCRIBED IN THIS PROXY STATEMENT.
This proposal, commonly known as a “say-on-pay” proposal, provides our Unitholders with the opportunity to cast a pass-through advisory vote on the approval of the compensation of our Named Executive Officers.
The Board recognizes that executive compensation is an important matter for our Unitholders. As described in detail in the “Executive Compensation” section and elsewhere in this proxy statement, the compensation committee is tasked with the implementation of our executive compensation philosophy, and the core of that philosophy has been, and continues to be, to pay our executive officers based on our performance. In particular, the compensation committee strives to attract, retain and motivate exceptional executives, to reward past performance measured against established goals and provide incentives for future performance, and to align executives’ long-term interests with the interests of our Unitholders. To do so, the compensation committee uses a combination of short- and long-term incentive compensation to reward near-term performance and to encourage executives’ commitment to our long-range, strategic business goals. It is the intention of the compensation committee that our executive officers be compensated competitively and consistently with our strategy, sound corporate governance principles and Unitholder interests and concerns.
As described in the Compensation Discussion and Analysis (“CD&A”) section of this proxy statement, we believe our compensation program is effective, appropriate and strongly aligned with the long-term interests of our Unitholders and that the total compensation provided to the Named Executive Officers (including potential payouts upon a termination or change of control) is reasonable and not excessive. As you consider this Proposal 3, we urge you to read the CD&A section of this proxy statement for additional details on executive compensation, including the more detailed information about our compensation philosophy and objectives, and to review the tabular disclosures regarding Named Executive Officer compensation together with the accompanying narrative disclosures in the “Executive Compensation” section of this proxy statement.
The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2012, as well as Section 14A of the Exchange Act, and the rules promulgated thereunder, enables our Unitholders the opportunity to express their views, on an advisory basis, on the compensation of the Named Executive Officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Named Executive Officers and the philosophy, policies and practices described in this proxy statement.
As an advisory vote, this Proposal 3 is not binding on the Board or the compensation committee, will not overrule any decisions made by the Board or the compensation committee or require the Board or the compensation committee to take any action. Although the vote is non-binding, the Board and the compensation committee value the opinions of our Unitholders and will carefully consider the outcome of the vote when making future compensation decisions for executive officers. In particular, to the extent there is any significant vote against the Named Executive Officers’ compensation as disclosed in this proxy statement, we will consider our Unitholders’ concerns, and the compensation committee will evaluate whether any actions are necessary to address those concerns.
For the reasons set forth above, the following resolution will be submitted for approval at the PAA Annual Meeting:
“RESOLVED, that the compensation paid to the Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K in PAA’s proxy statement for its 2021 Annual Meeting of Unitholders, including the Compensation Discussion and Analysis, compensation tables and accompanying narrative discussion, is hereby approved.”

PROPOSAL 4 — APPROVAL OF THE PLAINS ALL AMERICAN
2021 LONG-TERM INCENTIVE PLAN
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE PLAINS ALL AMERICAN 2021 LONG-TERM INCENTIVE PLAN.
Background and Description
Since we became a public company in 1998, we have used performance-indexed and time-based phantom unit grants issued under our long-term incentive plans to (i) attract and retain capable, talented individuals to serve as employees, officers and directors, (ii) encourage and reward timely achievement of important financial objectives, (iii) measure and reward our relative total unit returns as compared with others in our industry, and (iv) align the long-term interests of our employees, officers and directors with those of our Unitholders.
We currently have two long-term equity incentive plans: (i) the 2013 Plan, and (ii) the PNG Successor Plan. These plans are referred to as the Existing Plans. The Existing Plans originally authorized a total of approximately 19 million common units for issuance in connection with the grant of equity-based awards. Although the Existing Plans allow for the grant of various types of awards, the only type of awards that have been granted to date are phantom unit awards and our current intent is to continue issuing only phantom unit awards. As of March 31, 2021, we had 722,055,847 common units outstanding and the closing price of our common units as reported by Nasdaq was $9.10. As of March 31, 2021, approximately 1.8 million common units were available for issuance pursuant to future awards under the Existing Plans as indicated below:
Plan	Common Units Authorized for Issuance	Common Units Previously Delivered Upon Vesting of Awards (1998 – March 2021)	Awards Outstanding	Common Units Available for Future Grants
2013 Plan	17,849,618	8,892,795	7,165,427	1,791,396
PNG Successor Plan	1,335,000	632,502	693,530	8,968
TOTAL	19,184,618	9,525,297	7,858,957	1,800,364
The last time Unitholders were asked to approve a new plan or an increase in units available under Existing Plans was November 2013. In order to ensure that we have a sufficient amount of common units reserved for the future issuance of equity-based awards under our long-term incentive plans, the Board has adopted and is recommending for approval by our Unitholders the Plains All American 2021 Long-Term Incentive Plan (the “2021 Plan”), which amends, restates and renames the 2013 Plan and authorizes an incremental 20,000,000 common units that may be utilized for equity-based awards under the 2021 Plan. In addition, any common units that are currently available (or in the future become available) for equity-based grants under the 2013 Plan will also be available for issuance under the 2021 Plan. The basis for the Board’s recommendation that our Unitholders approve the 2021 Plan is as follows:
•
Our long-term incentive plans have allowed us to attract and retain the services of individuals who are essential to our growth and profitability, and align the interests of our employees with those of our Unitholders;

•
As a result of grants made under the Existing Plans in the normal course of our business over the last seven years, the total number of units available for incentive grants under the Existing Plans has been reduced to approximately 1.8 million units;

•
In order to provide us with sufficient unit availability under our long-term incentive plans to continue to retain and attract talent, the number of units available for issuance pursuant to future awards needs to be increased;

•
The approval of the 2021 Plan will implement the necessary replenishment of common unit availability in a reasonable and prudent manner:

•
taking into account all outstanding awards under the Existing Plans and all potential grants under the 2021 Plan, our overhang (the fully diluted impact of the 2021 Plan if this Proposal is approved by the Unitholders) will be approximately 4.1%;

•
excluding the additional common units requested under this Proposal, our overhang (calculated as the sum of all units subject to outstanding phantom unit awards and units available for grant divided by total units outstanding) as of March 31, 2021 was approximately 1.3%;

•
the number of units granted pursuant to awards under the Existing Plans during 2018, 2019 and 2020 represented approximately 0.2%, 0.4% and 0.5% of our weighted average basic common units outstanding for each period, respectively, and less than 0.4% on average for the three-year period ended December 31, 2020 (see table below for burn rate calculations); and

•
based on our current burn rate, we expect the 2021 Plan to have a duration of approximately 7-8 years (actual plan duration will depend on a variety of factors including future unit price, participation levels and award values).

Burn Rate Table
	Number of Common Units Subject to Awards Granted During Year	Weighted Average Common Units Outstanding at Year End	Burn Rate
2018	1,331,200	725,685,179	0.18
2019	3,209,940	727,380,058	0.44
2020	3,454,860	727,700,939	0.47
Three-Year Average			0.36
We believe that our historic burn rates are reasonable and comparable to our peers.
If approved by the requisite vote of our Unitholders at the Annual Meeting, the 2021 Plan will become effective on May 19, 2021. If the 2021 Plan is not approved, the 2013 Plan will remain in effect in its current form. This Proposal will have no impact on the PNG Successor Plan and will not affect awards already granted under the Existing Plans or the rights of existing award holders.
A summary description of the material features of the 2021 Plan as proposed is set forth below. The following summary does not purport to be a complete description of all the provisions of the 2021 Plan and is qualified in its entirety by reference to the 2021 Plan, a copy of which is attached as Exhibit A to this proxy statement and incorporated in its entirety in this proxy statement by reference.
Description of the 2021 Plan
Key Terms of the 2021 Plan
Eligible Participants	Employees, Officers and Directors of our General Partner and its affiliates
Incremental Additional Units Authorized	20,000,000
Total Units Available for Future Issuance	21,791,396(1)
Potential Overhang	4.1%(2)
Award Types	Options, Unit Appreciation Rights, Restricted Units, Phantom Units, Cash Awards
Prohibited	Repricing of Options or Unit Appreciation Rights or material amendments (for example, an amendment that increases the number of common units authorized for issuance under the 2021 Plan) without Unitholder approval

(1)
This amount represents the sum of (i) the units available for grant under the 2013 Plan as of March 31, 2021, and (ii) an incremental 20,000,000 units. The total units actually available for future issuance as of the effective date of the 2021 Plan could be lower if units are delivered under the 2013 Plan prior to such effective date in satisfaction of outstanding awards. As of March 31, 2021, there were 7,165,427 units subject to outstanding awards under the 2013 Plan that must or may be settled in units; these units could return to the unit pool if such awards are not ultimately settled in units.

(2)
This percentage was calculated as of March 31, 2021 based on (i) the sum of (x) the units available for grant under the Existing Plans as of such date, (y) the units subject to outstanding awards under the Existing Plans as of such date that must or may be settled in units, and (z) an incremental 20,000,000 units, divided by (ii) the total units outstanding as of such date. The actual overhang as of the effective date of the 2021 Plan could vary from this percentage depending on changes in the components of the calculation prior to such effective date.

Purpose of the 2021 Plan
The purpose of the 2021 Plan is to align the interests of our employees, officers and directors with those of our Unitholders by providing employees, officers and directors with incentive compensation awards that reward achievement of specified performance targets and other business objectives. In furtherance of such purpose, the 2021 Plan provides for the issuance of a variety of equity-based and other grants, including grants of (i) options (which may include tandem distribution equivalent rights), (ii) unit appreciation rights (which may include tandem distribution equivalent rights), (iii) restricted units (which may include tandem unit distribution rights), (iv) phantom units (which may include tandem distribution equivalent rights), and (v) Cash Awards (collectively referred to as “Awards”).
The 2021 Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). The 2021 Plan will be effective as of the date the 2021 Plan is approved by our Unitholders, and will terminate on the earliest of (i) the date terminated by the Board or the plan administrator, (ii) the date all available common units under the 2021 Plan have been paid or issued, or (iii) the tenth anniversary of the effective date, or May 19, 2031. Awards granted prior to the 2021 Plan’s termination date will continue to be effective in accordance with their respective terms and conditions even after the 2021 Plan’s termination.
Key Changes to the 2021 Plan
The 2021 Plan will be similar to the 2013 Plan, with several key differences:
•
the number of our common units available for issuance or delivery will be increased by 20,000,000;

•
certain unit recycling practices in connection with the exercise of options and unit appreciation rights will no longer be permitted; and

•
the 2021 Plan will include a one-year minimum vesting requirement, subject to certain exceptions, on Awards that could potentially be settled in common units.

Several additional administrative changes have also been made, although these changes are not considered material.
Administration of the 2021 Plan
Like the 2013 Plan, the 2021 Plan will be administered by the compensation committee of the Board, which will administer the 2021 Plan pursuant to its terms and applicable laws, unless the Board appoints a different committee of the Board to administer the 2021 Plan. We refer to the compensation committee or another committee chosen by the Board to administer the 2021 Plan, as applicable, as the plan administrator. The plan administrator has broad discretion to administer the 2021 Plan, interpret its provisions, and adopt policies for implementing the 2021 Plan. This discretion includes the power to:
•
designate participants;

•
determine the type or types of Awards to be granted to a participant;

•
determine the number of common units or amount of cash to be covered by Awards;

•
determine the terms and conditions of any Award, including whether, to what extent, and under what circumstances Awards may be vested, settled (including settlement in cash), exercised, canceled, or forfeited;

•
establish, modify, adjust, amend, suspend, or waive any term of condition of an Award that has been granted;

•
impose a holding period with respect to an Award or the units received in connection with the vesting or settlement of an Award;

•
interpret and administer the 2021 Plan and any instrument or agreement relating to an Award made under the 2021 Plan;

•
correct any defect, supply any omission or reconcile any inconsistency in the 2021 Plan, in any Award, or in any Award Agreement;

•
appoint such agents as it shall deem appropriate for the proper administration of the 2021 Plan; and

•
make any other determination and take any other action that the plan administrator deems necessary or desirable for the administration of the 2021 Plan.

The plan administrator may delegate any or all of its powers and duties under the 2021 Plan, including the power to grant Awards, to the Chief Executive Officer of our General Partner. However, pursuant to any such delegation, the Chief Executive Officer of our General Partner would not be permitted to grant Awards to, or take any action with respect to any Award previously granted to, a person who is an officer subject to Rule 16b-3 promulgated by the Securities and Exchange Commission (“SEC”) or a member of the Board.
Units Subject to the 2021 Plan
If the 2021 Plan is approved at the Annual Meeting, then the number of common units that will, as of the date of such approval, be available for issuance with respect to Awards under the 2021 Plan is the sum of (i) the number of units available for grant under the 2013 Plan as of such date, and (ii) an incremental 20,000,000 units. The table below sets forth the total number of common units that will potentially be available for issuance under the 2021 Plan if this Proposal is approved.
Number of Common Units(1)
Units Available for Grant Under the 2013 Plan	1,791,396
Incremental Units Requested Under This Proposal	20,000,000
Total	21,791,396

(1)
The amount shown with respect to the “Units Available for Grant Under the 2013 Plan” represents the number of units available for grant under the 2013 Plan as of March 31, 2021. The actual number of units available for future grant under the 2021 Plan may change by the effective date of the 2021 Plan as a result of changes in the number of units available for grant under the 2013 Plan prior to such date.

Pursuant to the terms of the 2021 Plan, if any Award is forfeited, canceled, exercised or otherwise terminated without the actual delivery of common units pursuant to such Award, or if any common units under an Award are held back to cover tax withholding, then, in either such case, any common units that are so forfeited, canceled, exercised or otherwise terminated without the actual delivery of common units or held back to cover tax withholding (excluding restricted unit Awards) shall be available to satisfy future Awards under the 2021 Plan. Units tendered or withheld in payment of any exercise or purchase price of an Award, units that were subject to an option or unit appreciation right but were not issued or delivered as a result of the net settlement of such Award, and units repurchased on the open market with the proceeds of an option’s exercise price, will not, in each case, be available for future Awards under the 2021 Plan.
The common units delivered pursuant to the 2021 Plan shall consist, in whole or part, of (i) common units acquired in the open market, (ii) common units acquired from us, any of our affiliates or any other person or (iii) any combination of the foregoing. The fair market value of a common unit on a given date will be the closing sales price of a common unit on the trading date immediately preceding such given date or as defined in an Award agreement (other than with respect to establishing the exercise price of an option or a unit appreciation right).
Persons Who May Participate in the 2021 Plan
The employees of our General Partner and its affiliates, and the non-employee members of the Board, are eligible to receive Awards (the “Eligible Persons”). As of March 26, 2021 there were 28 officers, including seven executive officers, approximately 4,400 other eligible employees and eight eligible directors. Eligible Persons designated by the plan administrator to receive Awards under the 2021 Plan are referred to as “Participants.” A Participant under the 2021 Plan will be eligible, at the discretion of the plan administrator, to receive an Award pursuant to the terms of the 2021 Plan and subject to any limitations imposed by appropriate action of the plan administrator or within the individual Award agreement.
Awards under the 2021 Plan
Options.   Options may be granted under the 2021 Plan to purchase a specific number of common units at a set exercise price. The exercise price of each option granted under the 2021 Plan will be determined by the plan administrator at the time the option is granted, provided that no option may have an exercise price that is less than the fair market value of the common units on the date of grant.
The plan administrator will determine the manner in which, and time or times at which, an option will vest and become exercisable, in whole or in part. The plan administrator will also determine the methods and form of payment for the exercise of an option (including, without limitation, payment in cash, check acceptable to us, a “cashless-broker” exercise through procedures approved by us, or any combination thereof) and the methods and forms in which common units will be delivered to a Participant. Unless otherwise determined by the plan administrator or set forth in an applicable Award agreement, an option award that is still outstanding will be forfeited by the Participant upon termination of the Participant’s employment with our General Partner or its affiliates or membership on the Board, as applicable.
Unit Appreciation Rights.   A unit appreciation right is an Award that, upon exercise, entitles the holder to receive the excess, if any, of the fair market value of a common unit on the exercise date over the grant price of the unit appreciation right. The excess may be paid in cash and/or in common units as determined by the plan administrator in its discretion. The plan administrator will have the authority to determine to whom unit appreciation rights will be granted, the number of common units to be covered by each grant, and the conditions and limitations applicable to the exercise of the unit appreciation right. The grant price per unit appreciation right will be determined by the plan administrator at the time the unit appreciation right is granted, but each unit appreciation right must have an exercise price that is not less than the fair market value of the common units on the date of grant.
The plan administrator will determine the time or times at which a unit appreciation right may be exercised in whole or in part. Unless otherwise determined by the plan administrator or set forth in an applicable Award agreement, all outstanding unit appreciation rights awarded to a Participant will be automatically forfeited by the Participant upon termination of the Participant’s employment with our General Partner or its affiliates or membership on the Board, as applicable.
Restricted Unit Awards.   A restricted unit is a common unit granted under the 2021 Plan that is subject to a risk of forfeiture, restrictions on transferability, and any other restrictions that may be imposed by the plan administrator in its discretion. The plan administrator will have the authority to determine to whom restricted units will be granted, the number of restricted units to be granted to each Participant, the duration of any restrictions, the conditions under which the restricted units may become vested or forfeited, and any other terms and conditions as the plan administrator may establish with respect to the Awards. Upon or as soon as reasonably possible following the vesting of each restricted unit, subject to any applicable federal income tax withholding, a Participant will be entitled to have the restrictions removed from his or her Award so that the Participant then holds an unrestricted common unit. Unless otherwise determined by the plan administrator or set forth in an applicable Award agreement, a restricted unit that is still subject to forfeiture restrictions will be forfeited by a Participant upon termination of the Participant’s employment with our General Partner or its affiliates or membership on the Board, as applicable.
To the extent provided by the plan administrator in its discretion, a grant of restricted units may provide that a distribution made by us with respect to the restricted units (a “Unit Distribution Right” or “UDR”) will be subject to the same forfeiture and other restrictions as the restricted unit. If restricted, UDRs will be held, without interest, until the restricted unit vests or is forfeited, with the UDR being paid or forfeited at the same time, as the case may be. Absent a restriction on UDRs in the applicable Award agreement, UDRs will be paid to the holder of the restricted unit without restriction at the same time as cash distributions are paid by us to our Unitholders.
Phantom Unit Awards.   A phantom unit is a right to receive a common unit or an amount of cash equal to the fair market value of a common unit if certain conditions set forth in the Award agreement are met. The plan administrator will have the authority to determine the Eligible Persons to whom phantom units will be granted, the number of phantom units to be granted to each Participant, and any other terms and conditions as the plan administrator may establish. Upon vesting of each phantom unit, subject to any applicable federal income tax withholding, the Participant will be entitled to settlement of the phantom unit and shall receive either a common unit or cash equal to the fair market value of a common unit, as determined by the plan administrator in its discretion and provided in the applicable Award agreement. Unless otherwise provided by the plan administrator or set forth in an applicable Award agreement, unvested phantom units will be forfeited upon termination of a Participant’s employment with our General Partner or its affiliates or membership on the Board, as applicable.
Distribution Equivalent Rights.   To the extent provided by the plan administrator in its discretion, an Award granted under the 2021 Plan (other than a restricted unit Award) may include a contingent right, granted in tandem or otherwise in connection with a specific option, unit appreciation right or phantom unit, to receive cash equal to the amount of any cash distributions made by us with respect to a common unit during the period such option, unit appreciation right or phantom unit is outstanding (a “Distribution Equivalent Right” or “DER”). A DER grant may provide that the DER will be paid directly to the Participant, be credited to a bookkeeping account (with or without interest in the discretion of the plan administrator), be subject to the same vesting restrictions as the respective Award, or be subject to other provisions or restrictions as determined by the plan administrator in its discretion and provided in the applicable Award agreement.
Cash Awards.   The plan administrator has the authority to determine the Eligible Persons to whom cash Awards may be granted, the amount of cash to be covered by each cash Award, and all terms and conditions applicable to cash Awards, including for purposes of any annual or short-term incentive or other bonus program. Cash Awards may be granted on a free-standing basis or as an element of, as a supplement to, or in lieu of any other Award granted under the 2021 Plan.
Other Provisions
Tax Withholding.   Our General Partner or one of its affiliates will be authorized to withhold from any Award, from any payment due or transfer made under any Award or from any compensation or other amount owing to a Participant, the amount (in cash, common units, other securities or other property) of any applicable taxes payable with respect to the grant of an Award, its exercise, the lapse of restrictions applicable to an Award or in connection with any payment relating to an Award or the transfer of an Award and to take such other actions as may be necessary to satisfy any tax withholding obligations with respect to an Award.
Change of Control.   Except to the extent specifically provided in an Award agreement, vesting of an Award shall not occur solely upon a change of control.
Minimum Vesting Requirement.   The 2021 Plan provides that Awards that must or may be settled in units shall vest no earlier than the first anniversary of the date the Award is granted. Notwithstanding the foregoing, Awards that result in the issuance of an aggregate of up to 5% of the units available for issuance under the 2021 Plan may be granted to one or more Participants without regard to this minimum vesting requirement.

Equity Ownership Guidelines.   The plan administrator retains the discretion under the 2021 Plan to impose a holding period with respect to an Award or the units received in connection with an Award. Pursuant to the Equity Ownership Guidelines adopted by our Board in November 2020, our executive officers and Directors will be required to hold 100% of any units acquired upon vesting of Awards until the applicable ownership requirements are met.
Clawback Policy.   The 2021 Plan provides that all Awards granted thereunder are subject to any written clawback policies that we may adopt, including any policy adopted to conform to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and the rules promulgated thereunder. Pursuant to the Clawback Policy adopted by our Board in November 2020, the Company may seek from our executive officers (i) recovery of any excess compensation awarded or paid in the event of fraud or intentional or unlawful conduct that contributes to a material financial restatement that results in over-payment of performance-based compensation, and (ii) recovery or forfeiture of any performance-based compensation or unvested time-based equity awards granted or paid during the three-year period prior to discovery of detrimental conduct that results in significant financial, reputational or other harm to the Company.
Transferability of Awards.   Options and unit appreciation rights are only exercisable by the Participant during the Participant’s lifetime, or by the person to whom the Participant’s rights pass by will or the laws of descent and distribution. No Award or right granted under the 2021 Plan may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered and any such purported transfer shall be void and unenforceable. Notwithstanding the foregoing, the plan administrator may, in its discretion, allow a Participant to transfer an option or a unit appreciation right without consideration to an immediate family member or a related family trust, limited partnership, or similar entity on the terms and conditions established by the plan administrator from time to time, provided that no Award may be transferred to a third-party financial institution for value.
Anti-Dilution Adjustments.   Upon the occurrence of any “equity restructuring” event that could result in an additional compensation expense under Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”) if adjustments to Awards with respect to such event were discretionary, the plan administrator will equitably adjust the number and type of common units covered by each outstanding Award and the terms and conditions of such Award to equitably reflect the restructuring event, and the plan administrator will adjust the number and type of common units with respect to which future Awards may be granted under the 2021 Plan. Upon the occurrence of a similar event that would not result in a FASB ASC Topic 718 accounting charge if adjustments to Awards were discretionary, the plan administrator shall have complete discretion to adjust Awards in the manner it deems appropriate. In the event the plan administrator makes any such adjustments, a corresponding and proportionate adjustment shall be made with respect to the maximum number of common units available under the 2021 Plan and the kind of units or other securities available for grant under the 2021 Plan.
Amendment.   The Board or plan administrator may terminate or amend the 2021 Plan or any part of the 2021 Plan at any time in any manner, including increasing the number of common units that may be granted, subject to the requirements of the securities exchange upon which the common units are listed at that time and of applicable tax and securities laws. The plan administrator may also waive any conditions or rights under, amend the terms of or alter any outstanding Award as long as no such change would materially reduce the rights or benefits of a Participant without the consent of the Participant or cause the 2021 Plan or such Award to fail to comply with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”).
Federal Income Tax Consequences
The following discussion is for general information only and is intended to summarize briefly the United States federal tax consequences to Participants arising from participation in the 2021 Plan. This description is based on current law, which is subject to change (possibly retroactively). The tax treatment of Participants in the 2021 Plan may vary depending on the particular situation and may, therefore, be subject to special rules not discussed below. No attempt has been made to discuss any potential foreign, state, or local tax consequences. In addition, options or unit appreciation rights, phantom units and certain other Awards that provide for a “deferral of compensation” within the meaning of Section 409A of the

Code that may be granted pursuant to the 2021 Plan could be subject to additional taxes unless they are designed to comply with certain restrictions set forth in Section 409A of the Code and the guidance promulgated thereunder.
Options; Unit Appreciation Rights
Participants will generally not realize taxable income upon the grant of an option or a unit appreciation right. Upon the exercise or, if later, the settlement of an option or a unit appreciation right, a Participant will recognize ordinary compensation income (subject to withholding) in an amount equal to the excess of (i) the amount of cash or the fair market value of the common units received, over (ii) the exercise price (if any) paid therefor. A Participant will generally have a tax basis in any common units received pursuant to the exercise of a unit appreciation right, or pursuant to the cash exercise of an option, that equals the fair market value of the common units on the date of exercise. Subject to the discussion under “— Tax Code Limitations on Deductibility” below, we or one of our affiliates will be entitled to a deduction for federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by a Participant under the foregoing rules.
When a Participant sells the common units acquired as a result of the exercise of an option or unit appreciation right, any appreciation (or depreciation) in the value of the common units after the exercise date is treated as long- or short-term capital gain (or loss) for federal income tax purposes, depending on the holding period. The common units must be held for more than 12 months in order to qualify for long-term capital gain treatment.
Phantom Unit Awards; Restricted Unit Awards; Cash Awards
A Participant will generally not have taxable income at the time of the grant of a phantom unit Award, but rather, will generally recognize ordinary compensation income at the time such Participant receives common units or a cash payment in satisfaction of the phantom unit Award in an amount equal to the fair market value of the common units received or the cash payment, whichever is applicable. In addition, the Participant will be subject to ordinary income tax upon the payment of a DER. In general, a Participant will recognize ordinary compensation income as a result of the receipt of common units pursuant to a restricted unit Award in an amount equal to the fair market value of the common units when the common units are received over the amount, if any, paid for such units, provided, that if the common units are not transferable or are subject to a substantial risk of forfeiture when received, the Participant will recognize ordinary compensation income in an amount equal to such excess based on the fair market value of common units (i) when the common units first become transferable or are no longer subject to a substantial risk of forfeiture, in cases where a Participant does not make a valid election under Section 83(b) of the Code, or (ii) when the common units are received, in cases where a Participant makes a valid election under Section 83(b) of the Code. A Participant will recognize ordinary compensation income upon receipt of cash pursuant to a cash award or, if earlier, at the time the cash is otherwise made available for the participant to draw upon.
A Participant who is an employee will be subject to withholding for federal, and generally for state and local, income taxes at the time such Participant recognizes income under the rules described above with respect to common units or cash received. Directors must make their own arrangements for satisfying any tax obligations they may incur in connection with the receipt of an Award under the 2021 Plan. Distributions that are received by a Participant prior to the time that the common units are taxed to the Participant under the rules described in the preceding paragraph are taxed as additional compensation, not as distributions on common units. The tax basis in the common units received by a Participant will equal the amount recognized by such Participant as compensation income under the rules described in the preceding paragraph plus the amount, if any, paid for the common units, and the Participant’s capital gains holding period in those common units will commence on the later of the date the common units are received or the restrictions lapse (provided that, if a valid election under Section 83(b) of the Code is made with respect to restricted units, then the holding period in such units will begin on the date of receipt of the units).
Subject to the discussion immediately below, we or one of our affiliates will be entitled to a deduction for federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by a Participant under the foregoing rules.

Tax Code Limitations on Deductibility
In order for the amounts described above to be deductible by us or one of our affiliates, the amounts must constitute reasonable compensation for services rendered or to be rendered and must be ordinary and necessary business expenses.
New Plan Benefits
The future Awards, if any, that will be made to Eligible Persons under the 2021 Plan are subject to the discretion of the Board and the plan administrator, and thus we cannot currently determine the benefits or number of units subject to awards that may be granted to Participants in the future under the 2021 Plan. Therefore, the New Plan Benefits Table is not provided.
Board Recommendation
The Board believes that approval of the 2021 Plan is in the best interests of the Company and our Unitholders. For the reasons stated above, the Unitholders are being asked to approve this Proposal.
OTHER MATTERS FOR THE PAA ANNUAL MEETING
We know of no matters to be acted upon at the PAA Annual Meeting other than the proposals included in the accompanying notice and described in this proxy statement. If any other matter requiring a vote of Unitholders arises, including a question of adjourning the PAA Annual Meeting, the persons named as proxies in the proxy card will have the discretion to vote thereon according to their best judgment of what they consider to be in the best interests of PAA. The proxy card confers discretionary authority to take action with respect to any additional matters that may come before the meeting or any adjournment thereof.
UNITHOLDER PROPOSALS FOR THE 2022 ANNUAL MEETING
PAGP GP Director Nominations
Pursuant to Section 13.13 of our partnership agreement, any eligible Unitholder who owns common units equal in number to 10% or more of the outstanding Class A, Class B and Class C shares of PAGP, taken together as a single class, is entitled to direct our general partner to cause us to nominate one person for election as a PAGP Eligible Director in accordance with Section 13.4(c)(ii) of PAGP’s partnership agreement. Eligible Unitholders who wish to submit a director nomination for our 2022 annual meeting must deliver written notice thereof to our principal executive offices in care of the Corporate Secretary by mail to 333 Clay Street, Suite 1600, Houston, Texas 77002 no later than the close of business on February 18, 2022, nor earlier than the close of business on January 19, 2022. In the event that the date of the 2022 annual meeting is changed by more than 30 days before or more than 60 days after the one-year anniversary of the 2021 annual meeting, Unitholder notice of a director nomination must be received no earlier than the close of business on the 120th day prior to the 2022 annual meeting and not later than the close of business on the date that is the later of the (i) 90th day prior to the 2022 annual meeting or (ii) if the first public announcement of the 2022 annual meeting is less than 100 days prior to such meeting, the 10th day following the day on which public announcement of the date of the 2022 annual meeting is first made.
The written notice must comply with Section 13.13 of our partnership agreement and the procedures set forth in Section 13.4(c)(ii) of PAGP’s partnership agreement, including the informational requirements included in Section 13.4(c)(ii)(A)(3). We will not entertain any nomination at the annual meeting that does not meet the requirements set forth in our partnership agreement and PAGP’s partnership agreement. Our partnership agreement is filed as Exhibit 3.1 to our Current Report on Form 8-K filed on October 12, 2017, and PAGP’s partnership agreement is filed as Exhibit 3.2 to our Current Report on Form 8-K filed on November 21, 2016.
Unitholder Proposals
Any Unitholder who, in accordance with Rule 14a-8 under the Exchange Act, wishes to submit a proposal for inclusion in our proxy statement for the 2022 annual meeting must submit their proposal in writing, along with proof of eligibility, to our principal executive offices in care of the Corporate Secretary by mail to 333 Clay Street, Suite 1600, Houston, Texas 77002. Proposal submissions must be received no later than the close of business (5:00 p.m. Central Time) on December 13, 2021, to be considered timely. SEC rules set forth standards as to what proposals are required to be included in a proxy statement for a meeting. In no event are Unitholders allowed to vote on matters that would cause the Unitholders to be deemed to take part in the management and control of our business and affairs so as to jeopardize such Unitholder’s limited liability under the Delaware limited partnership act or the law of any other state in which we are qualified to do business.
HOUSEHOLDING MATTERS
In some cases, Unitholders who share a single address will receive only one annual report and one proxy statement at that address unless we have received instructions to the contrary from any Unitholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a Unitholder of record residing at such an address wishes to receive a separate copy of our annual report or proxy statement or future annual reports or proxy statements (as applicable), he or she may contact our Corporate Secretary at (713) 646-4100, or write to Plains All American Pipeline, L.P., 333 Clay Street, Suite 1600, Houston, Texas 77002, attention: Corporate Secretary. We will deliver separate copies of our annual report or proxy statement promptly upon written or oral request. If you are a Unitholder of record receiving multiple copies of our annual report or proxy statement, you can request householding by contacting us in the same manner. If you own your Units through a bank, broker or other Unitholder of record, you can request additional copies of the annual report or proxy statement or request householding by contacting the Unitholder of record (i.e., your bank or broker).

EXHIBIT A
PLAINS ALL AMERICAN
2021 LONG-TERM INCENTIVE PLAN

i

Section 1.   Purpose of the Plan; Prior Plan.
(a) Purpose of the Plan.   The Plains All American 2021 Long-Term Incentive Plan (as may be amended, restated or otherwise modified from time to time, the “Plan”) has been adopted by PAA GP Holdings LLC, a Delaware limited liability company, the general partner of Plains GP Holdings, L.P., a Delaware limited partnership, the sole member of Plains All American GP LLC, a Delaware limited liability company (the “Company”), the general partner of Plains AAP, L.P., the sole member of PAA GP LLC, which is the general partner of Plains All American Pipeline, L.P., a Delaware limited partnership (the “Partnership”), and is intended to align the interests of the employees and directors of the Company and its Affiliates with those of the Partnership’s unitholders by providing such employees and directors incentive compensation awards that reward achievement of targeted performance levels and other business objectives. The Plan is also intended to enhance the ability of the Company, the Partnership and their Affiliates to attract the services of individuals who are essential for the growth and profitability of the Partnership and to encourage such individuals to devote their best efforts to advancing the business of the Partnership and its Affiliates.
(b) Prior Plan.   The Plan as set forth herein constitutes an amendment, restatement and renaming, effective as of the Effective Date, of the Plains All American 2013 Long-Term Incentive Plan, as amended (the “Prior Plan”). As of the Effective Date, the Plan shall supersede and replace in its entirety the Prior Plan.
Section 2.    Definitions.   As used in the Plan, the following terms shall have the meanings set forth below:
(a) “Affiliate” means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the Person in question. As used herein, the term “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.
(b) “ASC Topic 718” means the Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation — Stock Compensation, as amended, or any successor accounting standard.
(c) “Award” means an Option, Restricted Unit, Phantom Unit, Unit Appreciation Right or Cash Award granted under the Plan or under the Prior Plan prior to the Effective Date, and may include any tandem DERs granted with respect to a Phantom Unit, Option or Unit Appreciation Right.
(d)  “Award Agreement” means the written agreement by which an Award shall be evidenced, and which may describe any terms, conditions, criteria, restrictions or other elements of such Award as determined by the Committee in its discretion.
(e) “Board” means the Board of Directors of the Company.
(f) “Cash Award” means an Award denominated in cash granted under the Plan.
(g) “Change of Control” unless otherwise provided in an applicable Award Agreement, means, and shall be deemed to have occurred upon the occurrence of, one or more of the following events: (i) any Person (other than PAGP and any Affiliate of PAGP that is controlled by PAGP) becomes the beneficial owner, directly or indirectly (in one transaction or a series of related transactions and whether by merger or otherwise), of 50% or more of the membership interest in PAGP GP; (ii) any Person (other than PAGP GP, PAGP or any affiliate of PAGP that is controlled by PAGP) acquires (in one transaction or a series of related transactions and whether by merger or otherwise) direct or indirect control of the general partner interest of PAGP; (iii) PAGP ceases to retain direct or indirect control (in one transaction or a series of related transactions and whether by merger or otherwise) of the general partner of the Partnership; or (iv) the consummation of a reorganization, merger or consolidation with, or any direct or indirect sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Partnership to, one or more Persons (other than PAGP or any affiliates of PAGP that are controlled by PAGP). As used in this definition, “Person” shall include any “partnership, limited partnership, syndicate or other group” constituting a “person” within the meaning of such terms pursuant to Sections 13(d) and 14(d) of the Exchange Act.

(h) “Code” means the Internal Revenue Code of 1986, as amended.
(i) “Committee” means a committee of, and appointed by, the Board to administer the Plan; provided, however, that in the absence of the Board’s appointment of a committee to administer the Plan, the Compensation Committee of the Board shall serve as the Committee.
(j) “DER” means a contingent right, granted in tandem with a specific Option, Unit Appreciation Right or Phantom Unit, to receive an amount in cash equal to the cash distributions made by the Partnership with respect to a Unit during the period such Award is outstanding.
(k) “Director” means a member of the Board who is not an Employee.
(l) “Effective Date” means the date upon which the Plan is approved by the unitholders of the Partnership.
(m)  “Employee” means any employee of the Company or an Affiliate of the Company.
(n) “Exchange Act” means the Securities Exchange Act of 1934, as amended.
(o) “Fair Market Value” as of a given date means the closing sales price of a Unit on the nearest trading date immediately preceding such given date or as defined in an Award Agreement (other than with respect to establishing the exercise price of an Option or Unit Appreciation Right). In the event Units are not publicly traded at the time a determination of fair market value is required to be made hereunder, the determination of fair market value shall be made in good faith by the Committee.
(p) “Option” means an option to purchase Units granted under the Plan.
(q) “PAGP” means Plains GP Holdings, L.P., a Delaware limited partnership and the sole member of the Company.
(r) “PAGP GP” means PAA GP Holdings LLC, a Delaware limited liability company and the general partner of PAGP.
(s) “Participant” means any Employee or Director granted an Award under the Plan.
(t) “Person” means an individual or a corporation, limited liability company, partnership, joint venture, trust, unincorporated organization, association, government agency or political subdivision thereof or other entity.
(u) “Phantom Unit” means a phantom (notional) Unit granted under the Plan that upon vesting entitles the Participant to receive a Unit or an amount of cash equal to the Fair Market Value of a Unit, as determined by the Committee in its discretion and as provided in the applicable Award Agreement.
(v) “Restricted Period” means the period established by the Committee with respect to an Award during which the Award or Unit may remain subject to restrictions established by the Committee, including without limitation a period during which such Award or Unit is subject to forfeiture or restrictions on transfer, or is not yet exercisable by or payable to the Participant, as the case may be. As the context requires, the word “vest” and its derivatives refers to the lapse of some or all, as the case may be, of the restrictions imposed during such Restricted Period.
(w)  “Restricted Unit” means a Unit delivered under the Plan that is subject to a Restricted Period.
(x) “Rule 16b-3” means Rule 16b-3 promulgated by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.
(y) “SEC” means the Securities and Exchange Commission, or any successor thereto.
(z) “UDR” means a distribution made by the Partnership with respect to a Restricted Unit.
(aa) “Unit” means a Common Unit of the Partnership.
(bb) “Unit Appreciation Right” means an Award that, upon exercise, entitles the holder to receive the excess of the Fair Market Value of Unit on the exercise date over the exercise price established for such Unit Appreciation Right. Such excess may be paid in cash and/or in Units as determined by the Committee in its discretion and as provided in the applicable Award Agreement.
Section 3.    Administration.
(a) Authority of the Committee. The Plan shall be administered by the Committee except to the extent the Board elects to administer the Plan, in which case references herein to the “Committee” shall be deemed to include references to the Board. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members of the Committee who are present at any meeting thereof at which a quorum is present, or acts unanimously approved by the members of the Committee in writing, shall be the acts of the Committee. Subject to the following and applicable law, the Committee, in its sole discretion, may delegate any or all of its powers and duties under the Plan, including the power to grant Awards under the Plan, to the Chief Executive Officer of the Company, subject to such limitations on such delegated powers and duties as the Committee may impose, if any. Upon any such delegation all references in the Plan to the “Committee”, other than in Section 7, shall be deemed to include the Chief Executive Officer; provided, however, that such delegation shall not limit the Chief Executive Officer’s right to receive Awards under the Plan. Notwithstanding the foregoing, the Chief Executive Officer may not grant Awards to, or take any action with respect to any Award previously granted to, a person who is an officer subject to Rule 16b-3 or a member of the Board. Subject to the express provisions of the Plan, Rule 16b-3 and other applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority, in its sole and absolute discretion, to:
(i)   designate eligible Persons as Participants;
(ii)   determine the type or types of Awards to be granted to a Participant;
(iii)   determine the number of Units or amount of cash to be covered by Awards;
(iv)   determine the terms and conditions of any Award, including whether, to what extent and under what circumstances Awards may be vested, settled (including settlement in cash), exercised, cancelled or forfeited (including conditions based on continued employment or service requirements or the achievement of one or more performance goals, as well as the treatment of Awards upon a termination of employment or other service relationship);
(v)   establish, modify, adjust, amend, suspend, or waive any term or condition of an Award that has been granted, which may include the acceleration of vesting, waiver of forfeiture restrictions, modification of the form of settlement of the Award (for example, from cash to Units or vice versa), early termination of a performance period, or modification of any other condition or limitation regarding an Award;
(vi)   impose a holding period with respect to an Award or the Units received in connection with an Award;
(vii)   interpret and administer the Plan and any instrument or agreement relating to an Award made under the Plan;
(viii)   correct any defect, supply any omission or reconcile any inconsistency in the Plan, in any Award, or in any Award Agreement;
(ix)   appoint such agents as it shall deem appropriate for the proper administration of the Plan; and
(x)   make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.
Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all Persons, including the Company, the Partnership, any of their Affiliates, any Participant, and any beneficiary of any Award.

(b) Authority of a Subcommittee of the Committee. At any time that a member of the Committee is not (i) a “nonemployee director” within the meaning of Rule 16b-3 and (ii) “independent” under the listing standards or rules of the securities exchange upon which the Units are traded, but only to the extent such independence is required in order to take the action at issue pursuant to such standards or rules (a “Qualified Member”), any action of the Committee relating to an Award granted or to be granted to a Participant who is then subject to Section 16 of the Exchange Act in respect of the Partnership where such action is not taken by the full Board may be taken either (i) by a subcommittee, designated by the Committee, composed solely of two or more Qualified Members, or (ii) by the Committee but with each such member who is not a Qualified Member abstaining or recusing himself or herself from such action; provided, however, that upon such abstention or recusal the Committee remains composed solely of two or more Qualified Members. Such action, authorized by such a subcommittee or by the Committee upon the abstention or recusal of such non-Qualified Member(s), shall be the action of the Committee for all purposes of the Plan. For the avoidance of doubt, the full Board may take any action relating to an Award granted or to be granted to an Eligible Person who is then subject to Section 16 of the Exchange Act in respect of the Company.
(c) Exemptions from Section 16(b) Liability. It is the intent of the Company and the Partnership that the grant of any Awards (and the issuance and withholding of any Units in connection with the vesting and settlement of any Award) to, or other transaction by, a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16(b) of the Exchange Act pursuant to Rule 16b-3 or another applicable exemption (except for transactions acknowledged by the Participant in writing to be non-exempt). Accordingly, if any provision of the Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 or such other exemption as then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b) of the Exchange Act.
Section 4.    Units.
(a) Limits on Units Deliverable. Subject to adjustment as provided in Section 4(c), the number of Units that may be actually delivered with respect to Awards under the Plan is the sum of (i) 20,000,000, (ii) the number of Units available for grant under the Prior Plan as of the Effective Date, and (iii) the number of Units subject to outstanding Awards under the Prior Plan as of the Effective Date that must or may be settled in Units. Units subject to an Award under the Plan that expires or is cancelled, forfeited, exchanged, settled in cash or otherwise terminated without the actual delivery of Units (Awards of Restricted Units shall not be considered “actually delivered” for this purpose), as well as any Units under an Award (other than an Option or Unit Appreciation Right) that are held back to cover tax withholding, will again be available for Awards. Notwithstanding the foregoing, (i) the number of Units tendered or withheld in payment of any exercise or purchase price of an Award, (ii) Units that were subject to an Option or a Unit Appreciation Right but were not issued or delivered as a result of the net settlement or net exercise of such Option or Unit Appreciation Right and (iii) Units repurchased on the open market with the proceeds of an Option’s exercise price, will not, in each case, be available for Awards. There shall not be any limitation on the number of Awards that may be paid or settled solely in cash, and such Awards need not be counted against any Unit limit under this Section 4.
(b) Sources of Units Deliverable under Awards.   Any Units delivered pursuant to an Award shall consist, in whole or in part, of (i) Units acquired in the open market, (ii) Units acquired from the Partnership, any Affiliate of the Partnership or any other Person or (iii) any combination of the foregoing.
(c) Adjustments.
(i)   Certain Restructurings.   In the event of any change in the capital structure or business of the Company or the Partnership or other corporate transaction or event that would be considered an “equity restructuring” within the meaning of ASC Topic 718 and, in each case, that would result in an additional compensation expense to the Company or the Partnership pursuant to the provisions of ASC Topic 718, if adjustments to Awards with respect to such event were discretionary, the Committee shall equitably adjust the number and type of Units covered by each outstanding

Award and the terms and conditions, including the exercise price and performance criteria (if any), of such Award to equitably reflect such restructuring event and shall adjust the number and type of Units (or other securities or property) with respect to which Awards may be granted after such event. Upon the occurrence of any other similar event that would not result in an accounting charge under ASC Topic 718 if the adjustment to Awards with respect to such event were subject to discretionary action, the Committee shall have complete discretion to adjust Awards in such manner as it deems appropriate with respect to such other event. In the event the Committee makes any adjustment pursuant to the foregoing provisions of this Section 4(c)(i), the Committee shall make a corresponding and proportionate adjustment with respect to the maximum number of Units that may be delivered with respect to Awards under the Plan as provided in Section 4(a) and the kind of Units or other securities available for grant under the Plan.
(ii)   Other Adjustments.   Subject to, and without limiting the scope of, the provisions of Section 4(c)(i), in the event that the Committee determines that any distribution (whether in the form of cash, Units, other securities, or other property), recapitalization, split, reverse split, reorganization, merger, Change of Control, consolidation, split-up, spin-off, combination, repurchase, or exchange of Units or other securities of the Partnership, issuance of warrants or other rights to purchase Units or other securities of the Partnership, or other similar transaction or event affects the Units such that an adjustment is determined by the Committee, in its sole discretion, to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (A) the number and type of Units (or other securities or property) with respect to which Awards may be granted, (B) the number and type of Units (or other securities or property) subject to outstanding Awards, and (C) the grant or exercise price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, that the number of Units subject to any Award shall always be a whole number. Further, upon the occurrence of any event described in the preceding sentence, the Committee, acting in its sole discretion without the consent or approval of any holder, may effect one or more of the following alternatives, which may vary among individual holders and which may vary among Awards: (I) remove any applicable forfeiture restrictions on any Award; (II) accelerate the time of exercisability or the time at which the Restricted Period shall lapse to a specific date specified by the Committee; (III) require the mandatory surrender to the Company or the Partnership by selected holders of some or all of the outstanding Awards held by such holders (irrespective of whether such Awards are then subject to a Restricted Period or other restrictions pursuant to the Plan) as of a date specified by the Committee, in which event the Committee shall thereupon cancel such Awards and cause the Company, the Partnership or an Affiliate thereof to pay to each holder an amount of cash or other consideration per Unit (other than a DER, UDR or Cash Award, which the Committee may separately require to be surrendered in exchange for cash or other consideration determined by the Committee in its discretion) equal to the per Unit value as determined by the Committee as of the date determined by the Committee to be the date of cancellation and surrender of such Awards less the exercise price, if any, applicable to such Awards; provided, however, that to the extent the exercise price of an Option or a Unit Appreciation Right exceeds such per Unit value as determined by the Committee, no consideration will be paid with respect to that Award; (IV) cancel Awards that remain subject to a Restricted Period as of a date specified by the Committee without payment of any consideration to the Participant for such Awards; or (V) make such adjustments to Awards then outstanding as the Committee deems appropriate to reflect such event (including, but not limited to, the substitution of new awards for Awards); provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary to Awards then outstanding.
Section 5.    Eligibility; Award Limitations.
(a) General.   Any Employee or Director shall be eligible to be designated a Participant and receive an Award under the Plan.
(b) Minimum Vesting Requirements.   Subject to Section 4(c) of the Plan, any Award of Restricted Units or other Award that will be potentially settled in Units (or portion thereof) granted under the Plan shall vest no earlier than the first anniversary of the date such Award is granted; provided, however, that, notwithstanding the foregoing, Awards that result in the issuance of an aggregate of up to 5% of the Units available for issuance under the Plan pursuant to Section 4 may be granted to any one or more Participants without respect to and/or administered without regard for this minimum vesting provision. No Award Agreement shall be permitted to reduce or eliminate the requirements of this Section 5(b). Nothing in this Section 5(b) shall preclude the Committee from taking action, in its sole discretion, to accelerate the vesting of any Award for any reason.
Section 6.    Awards.
(a) Options.   The Committee shall have the authority to determine the Employees and Directors to whom Options shall be granted, the number of Units to be covered by each Option, whether DERs are granted with respect to such Option, the purchase price therefor and the conditions and limitations applicable to the exercise of the Option, including the following terms and conditions and such additional terms and conditions, as the Committee shall determine, that are not inconsistent with the provisions of the Plan.
(i)   Exercise Price.   The purchase price per Unit purchasable under an Option shall be determined by the Committee at the time the Option is granted but may not be less than the Fair Market Value of a Unit as of the date of grant.
(ii)   Time and Method of Exercise.   The Committee shall determine the Restricted Period, i.e., the time or times at which an Option may be exercised in whole or in part, and the method or methods by which payment of the exercise price with respect thereto may be made or deemed to have been made, which may include, without limitation, cash, check acceptable to the Company, a “cashless-broker” exercise through procedures approved by the Company, other securities or other property, a note (in a form acceptable to the Company), or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price.
(iii)   Forfeitures.   Except as otherwise provided in the terms of the Option Award Agreement, upon termination of a Participant’s employment with the Company and its Affiliates or membership on the Board, whichever is applicable, for any reason during the applicable Restricted Period, all outstanding Options awarded to the Participant shall be automatically forfeited on such termination.
(iv)   Option DERs.   To the extent provided by the Committee, in its discretion, an Option may include a tandem DER grant, which may provide that such DERs shall be paid directly to the Participant, be credited to a bookkeeping account (with or without interest in the discretion of the Committee), be subject to the same vesting restrictions as the tandem Options Award, or be subject to such other provisions or restrictions as determined by the Committee in its discretion.
(b) Restricted Units and Phantom Units.   The Committee shall have the authority to determine the Employees and Directors to whom Restricted Units or Phantom Units shall be granted, the number of Restricted Units or Phantom Units to be granted to each such Participant, the Restricted Period, the conditions under which the Restricted Units or Phantom Units may become vested or forfeited, and such other terms and conditions as the Committee may establish with respect to such Awards, including whether DERs are granted with respect to the Phantom Units.
(i)   DERs.   To the extent provided by the Committee, in its discretion, a Phantom Unit Award may include a tandem DER grant, which may provide that such DERs shall be paid directly to the Participant, be credited to a bookkeeping account (with or without interest in the discretion of the Committee), be subject to the same vesting restrictions as the tandem Phantom Unit Award, or be subject to such other provisions or restrictions as determined by the Committee in its discretion.
(ii)   UDRs.   To the extent provided by the Committee, in its discretion, a Restricted Units Award Agreement may provide that distributions made by the Partnership with respect to the Restricted Units shall be subject to the same forfeiture and other restrictions as the Restricted Unit and, if restricted, such distributions shall be held, without interest, until the Restricted Unit vests or is forfeited with the UDR being paid or forfeited at the same time, as the case may be. Absent such a restriction on the UDRs in the Award Agreement, UDRs shall be paid to the holder of the Restricted Unit without restriction.

(iii)   Forfeitures.   Except as otherwise provided in the terms of the Restricted Units or Phantom Units Award Agreement, upon termination of a Participant’s employment with the Company and its Affiliates or membership on the Board, whichever is applicable, for any reason during the applicable Restricted Period, all outstanding Restricted Units and Phantom Units awarded to the Participant shall be automatically forfeited on such termination.
(iv)   Lapse of Restrictions.
(A) Phantom Units.   Upon or as soon as reasonably practical following the vesting of each Phantom Unit, subject to the provisions of Section 8(b), the Participant shall be entitled to receive from the Company one Unit or cash equal to the Fair Market Value of a Unit, as determined by the Committee in its discretion and as provided in the applicable Award Agreement.
(B) Restricted Units.   Upon or as soon as reasonably practical following the vesting of each Restricted Unit, subject to the provisions of Section 8(b), the Participant shall be entitled to have the relevant restrictions removed from his or her Unit certificate.
(c) Unit Appreciation Rights.   The Committee shall have the authority to determine the Employees and Directors to whom Unit Appreciation Rights shall be granted, the number of Units to be covered by each Award Agreement, whether DERs are granted with respect to such Unit Appreciation Rights, the exercise price therefor and the conditions and limitations applicable to the exercise of the Unit Appreciation Rights, including the following terms and conditions and such additional terms and conditions, as the Committee shall determine, that are not inconsistent with the provisions of the Plan.
(i)   Exercise Price.   The exercise price per Unit Appreciation Right shall be determined by the Committee at the time the Unit Appreciation Rights are granted but may not be less than the Fair Market Value of a Unit as of the date of grant.
(ii)   Time of Exercise.   The Committee shall determine the Restricted Period, i.e., the time or times at which a Unit Appreciation Right may be exercised in whole or in part.
(iii)   Forfeitures.   Except as otherwise provided in the terms of the Unit Appreciation Rights Award Agreement, upon termination of a Participant’s employment with the Company and its Affiliates or membership on the Board, whichever is applicable, for any reason during the applicable Restricted Period, all outstanding Unit Appreciation Rights awarded to the Participant shall be automatically forfeited on such termination.
(iv)   Unit Appreciation Rights DERs.   To the extent provided by the Committee, in its discretion, a Unit Appreciation Right may include a tandem DER grant, which may provide that such DERs shall be paid directly to the Participant, be credited to a bookkeeping account (with or without interest in the discretion of the Committee), be subject to the same vesting restrictions as the tandem Unit Appreciation Rights Award, or be subject to such other provisions or restrictions as determined by the Committee in its discretion.
(d) Cash Awards.   The Committee shall have the authority to determine the Employees and Directors to whom Cash Awards shall be granted, the amount of cash to be covered by each Cash Award, and all terms and conditions applicable to Cash Awards, including for purposes of any annual or short-term incentive or other bonus program. Cash Awards may be granted on a free-standing basis or as an element of, a supplement to, or in lieu of any other Award under the Plan to Employees and Directors.
(e) General.
(i)   Awards may be granted on the terms and conditions set forth in this Section 6 and be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including service- or performance-based vesting conditions. Without limiting the scope of Section 6(e)(i), with respect to any performance-based conditions, (i) the Committee may use one or more business criteria or other measures of performance as it may deem appropriate in establishing any performance goals applicable to an Award, (ii) any such performance goals may relate to the performance of the Participant, the Partnership, the Company and/or any of their respective Affiliates or Subsidiaries, business, financial or geographical units or operating areas of the Company, (iii) the performance period or periods over which performance goals will be measured shall be established by the Committee, and (iv) any such performance goals and performance periods may differ among Awards granted to any one Participant or to different Participants.
(ii)   Awards May Be Granted Separately or Together.   Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for any other Award granted under the Plan or any award granted under any other plan of the Company or any Affiliate of the Company. Awards (including, without limitation, DERs) granted in addition to or in tandem with other Awards or awards granted under any other plan of the Company or any Affiliate of the Company may be granted either at the same time as or at a different time from the grant of such other Awards or awards.
(iii)   Limits on Transfer of Awards.
(A) Except as provided in (C) below, each Option and Unit Appreciation Right shall be exercisable only by the Participant during the Participant’s lifetime, or by the person to whom the Participant’s rights shall pass by will or the laws of descent and distribution.
(B) Except as provided in (C) below, no Award and no right under any such Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company, the Partnership or any of their Affiliates.
(C) To the extent specifically provided by the Committee with respect to an Option or Unit Appreciation Right Award Agreement, an Option or Unit Appreciation Right may be transferred by a Participant without consideration to immediate family members or related family trusts, limited partnerships or similar entities or on such terms and conditions as the Committee may from time to time establish; provided, however, that no Award may be transferred to a third-party financial institution for value.
(iv)   Term of Awards.   The term of each Award shall be for such period as may be determined by the Committee.
(v)   Unit Restrictions.   All Units or other securities of the Partnership (whether or not in certificated form) delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the SEC, any stock exchange upon which such Units or other securities are then listed, and any applicable federal or state laws, and the Committee may cause a legend or legends to be put on any certificates, if applicable, to make appropriate reference to such restrictions.
(vi)   Consideration for Grants.   Awards may be granted for such consideration, including services, as the Committee determines.
(vii)   Delivery of Units or other Securities and Payment by Participant of Consideration. Notwithstanding anything in the Plan or any Award Agreement to the contrary, delivery of Units pursuant to the exercise or vesting of an Award may be deferred for any period during which, in the good faith determination of the Committee, the Company is not reasonably able to obtain Units to deliver pursuant to such Award without violating the rules or regulations of any applicable law or securities exchange. No Units or other securities shall be delivered pursuant to any Award until payment in full of any amount required to be paid pursuant to the Plan or the applicable Award Agreement (including, without limitation, any exercise price or tax withholding) is received by the Company. Such payment may be made by such method or methods and in such form or forms as the Committee shall determine, including without limitation cash, other Awards, withholding of Units, cashless broker exercises with simultaneous sale, or any combination thereof; provided that the combined value, as determined by the Committee, of all cash and cash equivalents and the

Fair Market Value of any such Units or other property so tendered to the Company, as of the date of such tender, is at least equal to the full amount required to be paid to the Company pursuant to the Plan or the applicable Award Agreement.
(viii)   Change of Control.   Except to the extent otherwise specifically provided in an Award Agreement, vesting of any Award shall not occur solely upon the occurrence of a Change of Control.
(ix)   Substitute Awards.   Awards may be granted under the Plan in substitution for similar awards held by individuals who become employees as a result of a merger, consolidation or acquisition by the Company or an Affiliate of the Company of another entity or the assets of another entity. To the extent permitted by Section 409A of the Code and the regulations thereunder, such substitute Awards may have exercise prices less than the Fair Market Value of a Unit on the date of such substitution.
(x)   Prohibition on Repricing of Certain Awards.   Subject to the provisions of Section 4(c) and Section 7(c), the terms of outstanding Award Agreements may not be amended without the approval of the Partnership’s unitholders so as to (A) reduce the Unit exercise price of any outstanding Options or Unit Appreciation Rights or grant a new Option, Unit Appreciation Right or other Award in substitution for, or upon the cancellation of, any previously granted Option or Unit Appreciation Right that has the effect of reducing the Exercise Price or grant price thereof, (B) cancel any outstanding Options or Unit Appreciation Rights in substitution or exchange for cash, other consideration or other Awards when the Option or Unit Appreciation Right exercise price per Unit exceeds the Fair Market Value of the underlying Unit or (C) take any other action that would be considered a “repricing” of an Option or Unit Appreciation Right under the applicable listing standards of the national securities exchange on which the Units are listed (if any) or under generally accepted accounting principles. Subject to Section 4(c), Section 7(c) and Section 8(l), the Committee shall have the authority, without the approval of the Partnership’s unitholders, to amend any outstanding Award to increase the per Unit exercise price of any outstanding Options or Unit Appreciation Rights or to cancel and replace any outstanding Options or Unit Appreciation Rights with the grant of Options or Unit Appreciation Rights having a per Unit exercise price that is equal to or greater than the per Unit exercise price of the original Options or Unit Appreciation Rights.
Section 7.    Amendment and Termination.   Except to the extent prohibited by applicable law:
(a) Amendments to the Plan. Except as required by applicable law or the rules of the principal securities exchange on which the Units are traded and subject to Section 7(b) below, the Board or the Committee may amend, alter, suspend, discontinue, or terminate the Plan in any manner, including increasing the number of Units available for Awards under the Plan, without the consent of any partner, Participant, other holder or beneficiary of an Award, or other Person.
(b) Amendments to Awards.   Subject to Section 7(a), the Committee may waive any conditions or rights under, amend any terms of, or alter any Award theretofore granted (including without limitation requiring or allowing for an election to settle an Award in cash), provided no change, other than pursuant to Section 4(c) or Section 7(c), in any Award shall (i) materially reduce the benefit to a Participant without the consent of such Participant or (ii) cause the Plan or such Award to fail to comply with the requirements of Section 409A of the Code.
(c) Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events.   The Committee is hereby authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(c)) affecting the Partnership or the financial statements of the Partnership, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or such Award; provided, however, that no such adjustment may be made that would cause the Plan or such Award to fail to comply with the requirements of Section 409A of the Code.

Section 8.    General Provisions.
(a) No Rights to Award.   No Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants. The terms and conditions of Awards need not be the same with respect to each recipient.
(b) Tax Withholding.   The Company or any Affiliate of the Company is authorized to withhold from any Award, from any payment due or transfer made under any Award or from any compensation or other amount owing to a Participant the amount (in cash, Units, other securities, Units that would otherwise be issued pursuant to such Award or other property) of any applicable taxes due or potentially payable in respect of the grant of an Award, its exercise, the lapse of restrictions thereon, any payment or transfer under an Award or under the Plan or any other transaction involving an Award, and to take such other action as may be necessary in the opinion of the Company to satisfy its withholding obligations for the payment of withholding taxes and other tax obligations. The Committee shall determine, in its sole discretion, the form of payment acceptable for such tax withholding obligations, including the delivery of cash or cash equivalents, Units (including through delivery of previously owned Units, net settlement, a broker-assisted sale, or other cashless withholding or reduction of the amount of Units otherwise issuable or delivered pursuant to the Award), other property, or any other legal consideration the Committee deems appropriate. Any determination made by the Committee to allow a Participant who is subject to Rule 16b-3 to pay taxes with Units through net settlement or previously owned Units shall be approved by either a committee made up of solely two or more Qualified Members or the full Board. If such tax withholding amounts are satisfied through net settlement or previously owned Units, the maximum number of Units that may be so withheld or surrendered shall be the number of Units that have an aggregate Fair Market Value on the date of withholding or surrender equal to the aggregate amount of such tax liabilities determined based on the greatest withholding rates for federal, state, foreign and/or local tax purposes, including payroll taxes, that may be utilized without creating adverse accounting treatment for the Company with respect to such Award, as determined by the Committee.
(c) No Right to Employment or Services.   The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any of its Affiliates, or to remain on the Board, as applicable. Further, the Company or an Affiliate of the Company may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan, any Award Agreement or other agreement.
(d) Governing Law.   The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware without regard to its conflict of laws principles.
(e) Severability.   If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.
(f) Other Laws.   The Committee may refuse to issue or transfer any Units or other consideration under an Award if, in its sole discretion, it determines that the issuance or transfer of such Units or such other consideration might violate any applicable law or regulation, the rules of the principal securities exchange on which the Units are then traded, or entitle the Partnership or an Affiliate of the Partnership to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary.
(g) No Trust or Fund Created.   Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any participating Affiliate of the Company and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any participating Affiliate of the

Company pursuant to an Award, such right shall be no greater than the right of any general unsecured creditor of the Company or any participating Affiliate of the Company.
(h) No Fractional Units.   No fractional Units shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Units or whether such fractional Units or any rights thereto shall be canceled, terminated, or otherwise eliminated.
(i) Headings; Construction.   The Table of Contents and the Section, subsection and exhibit, annex, appendix and other attachment titles and headings in the Plan are as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof. All references to Sections and subsections refer to Sections and subsections of the Plan, and all references to exhibits, annexes, appendices and other attachments are to exhibits, annexes, appendices and other attachments attached to the Plan, each of which is made a part of the Plan for all purposes. Whenever the context requires, the gender of all words used in the Plan includes the masculine, feminine and neuter. The singular shall include the plural and the plural shall include the singular whenever appropriate. All references to “including” shall be construed as meaning “including without limitation.” All references to dollars refer to United States dollars. The words “hereof,” “hereto,” “hereby,” “herein,” “hereunder” and words of similar import, when used in the Plan, shall refer to the Plan as a whole and not to any particular section or article in which such words appear. Unless the context requires otherwise, the word “or” shall not be exclusive. Unless the context requires otherwise, all references to laws, regulations, contracts, agreements and instruments refer to such laws, regulations, contracts, agreements and instruments as they may be amended from time to time, and references to particular provisions of laws or regulations include a reference to the corresponding provisions of any succeeding law or regulation. Except as expressly set forth herein, when any provision of the Plan authorizes a Person to make a determination (or to use its discretion), such authorization includes the authority of such Person to make such determination (or exercise such discretion) in its respective sole and absolute judgment.
(j) Facility Payment.   Any amounts payable hereunder to any person under legal disability or who, in the judgment of the Committee, is unable to properly manage his financial affairs, may be paid to the legal representative of such person, or may be applied for the benefit of such person in any manner which the Committee may select, and the Company shall be relieved of any further liability for payment of such amounts.
(k) Participation by Affiliates.   In making Awards to Employees employed by an Affiliate of the Company, the Committee shall be acting on behalf of the Affiliate of the Company, and to the extent the Partnership has an obligation to reimburse the Company for compensation paid to Employees for services rendered for the benefit of the Partnership, such reimbursement payments may be made by the Partnership directly to the Affiliate of the Company, and, if made to the Company, shall be received by the Company as agent for the Affiliate of the Company.
(l) Compliance with Section 409A.
(i)   In General.   Nothing in the Plan or any Award Agreement shall operate or be construed to cause the Plan or an Award to fail to comply with Section 409A of the Code. The applicable provisions of Section 409A of the Code and the regulations thereunder are hereby incorporated by reference into and shall control over any Plan or Award Agreement provision in conflict therewith or that would cause a failure of compliance thereunder, to the extent necessary to resolve such conflict or obviate such failure. Subject to any other restrictions or limitations contained herein, in the event that a “specified employee” (as defined under Section 409A of the Code and the regulations thereunder) becomes entitled to a payment under an Award that constitutes a “deferral of compensation” (as defined under Section 409A of the Code and the regulations thereunder) on account of a “separation from service” (as defined under Section 409A of the Code and the regulations thereunder), to the extent required by the Code, such payment shall not occur until the date that is six months plus one day from the date of such separation from service. Any amount that is otherwise payable within the six-month period described herein will be aggregated and paid in a lump sum without interest.

(ii)   Application to Specific Awards.   It is the intent that each Award shall either (A) qualify as a “short term deferral” as such phrase is used in Section 1.409A-1 of the U.S. Treasury Regulations or (B) comply with the requirements of Section 409A of the Code. In that regard, notwithstanding anything in any Award to the contrary (but subject to an express provision in an Award Agreement authorized by the Committee in its discretion to override the provisions of this Section 8(l)(ii)): (I) in no event shall payment of or under an Award be made later than 2 1∕2 months following the year in which such payment ceases to be subject to a substantial risk of forfeiture for purposes of Section 409A; and (II) for any Award in which all or a portion becomes “nonforfeitable” upon the occurrence of an event, the relevant provisions of such Award shall be deemed to include a proviso that (x) to the extent all requirements for vesting but for the passage of time have been met as of the occurrence of such event, payment shall be made as of the next following Distribution Date and (y) to the extent additional vesting would require the achievement of additional performance thresholds (e.g., distribution or earnings levels), vesting shall occur and payment made (if based on a distribution) on the Distribution Date on which the threshold is achieved or (if based on earnings or other performance metric) the next Distribution Date following the date on which the threshold is achieved. For this purpose, as used herein and in any Award, the term “Distribution Date” shall mean the day in February, May, August or November in any year (as such month and year are specified in the Award or as context dictates; e.g., the “next following Distribution Date” after the occurrence of an event) that is 45 days after the end of a calendar quarter (or, if not a business day, the closest previous business day).
(m) Clawback.   The Plan and all Awards granted hereunder are subject to any written clawback policies that the Company, with the approval of the Board or an authorized committee thereof, may adopt either prior to or following the Effective Date, including any policy adopted to conform to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and rules promulgated thereunder by the SEC and that the Company determines should apply to Awards. Any such policy may subject a Participant’s Awards and amounts paid or realized with respect to Awards to reduction, cancelation, forfeiture or recoupment if certain specified events or wrongful conduct occur, including an accounting restatement due to the Company’s material noncompliance with financial reporting regulations or other events or wrongful conduct specified in any such clawback policy.
Section 9.    Term of the Plan.
The Plan shall be effective on the Effective Date and shall continue until the earliest of (i) the date terminated by the Board or the Committee; (ii) the date that all available Units under the Plan have been paid or issued to Participants; or (iii) the tenth anniversary of the Effective Date. No Awards may be granted under the Plan on and after the tenth anniversary of the Effective Date or the earlier termination of the Plan. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted prior to such termination, and the authority of the Board or the Committee under the Plan or an Award Agreement to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under such Award, shall extend beyond such termination date. Notwithstanding anything in the Plan to the contrary, except with respect to Awards made under the Prior Plan, no Awards may become vested, and no Units may be issued under the Plan, prior to the Effective Date. Further, if the Plan is not approved by the unitholders of the Partnership on or before May 19, 2021, then the Plan shall be void ab initio, and the Prior Plan shall continue in effect as if this amendment, restatement and renaming of the Prior Plan had not occurred, and any Awards previously granted under the Prior Plan shall continue in effect under the terms of the grant; provided, further, that thereafter Awards may continue to be granted pursuant to the terms of the Prior Plan (as the same may thereafter be amended).

ANNUAL MEETING OF UNITHOLDERS OFPLAINS ALL AMERICAN PIPELINE, L.P.May 19, 2021GO GREENe-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:The Notice of Annual Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/02337/Please sign, date and mail your proxy card in the envelope provided as soon as possible.Please detach along perforated line and mail in the envelope provided.20433300000000000000 9051921THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES LISTED IN PROPOSAL 1, AND "FOR" PROPOSALS 2, 3 AND 4.PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 1.The election of four Class III directors to serve on the Board until the 2024 annual meeting. 2.Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2021. FOR AGAINST ABSTAIN FOR ALL NOMINEESWITHHOLD AUTHORITY FOR ALL NOMINEESFOR ALL EXCEPT(See instructions below) NOMINEES:O Greg L. Armstrong O John T. Raymond O Bobby S. ShackoulsO Christopher M. Temple 3.The approval, on a non-binding advisory basis, of our named executive officer compensation.4.The approval of the Plains All American 2021 Long-Term Incentive Plan.In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned unitholder. If no direction is given, this proxy will be voted FOR ALL NOMINEES in Proposal 1, and FOR Proposals 2, 3 and 4. INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Unitholder Date: Signature of Unitholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When units are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. 0

PLAINS ALL AMERICAN PIPELINE, L.P.Annual Meeting of Unitholders To be Held on May 19, 2021This Proxy is Solicited on Behalf of the Board of DirectorsThe undersigned hereby appoints Al Swanson, Richard McGee and Ann Gullion, and each of them, with full power of substitution and power to act alone, as proxies to vote all of the common units or Series A preferred units which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Unitholders of Plains All American Pipeline, L.P., to be held on May 19, 2021 at 2:00 p.m., Central Time, and at any adjournments or postponements thereof, as follows:(Continued and to be signed on the reverse side)1.114475

ANNUAL MEETING OF UNITHOLDERS OFPLAINS ALL AMERICAN PIPELINE, L.P.May 19, 2021INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) inthe United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.Vote online/phone until 11:59 PM EST the day before the meeting.MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.VIRTUALLY AT THE MEETING - The company will be hosting the meeting in a virtual-only format this year. To attend the virtual meeting, please visit https://web.lumiagm.com/255893129 (password paa2021) and be sure to have your control number available.GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.20433300000000000000 9051921THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES LISTED IN PROPOSAL 1, AND "FOR" PROPOSALS 2, 3 AND 4.PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 1.The election of four Class III directors to serve on the Board until the 2024 annual meeting.NOMINEES: 2.Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2021. FOR AGAINST ABSTAIN FOR ALL NOMINEESWITHHOLD AUTHORITY FOR ALL NOMINEESFOR ALL EXCEPT(See instructions below) O Greg L. Armstrong O John T. Raymond O Bobby S. ShackoulsO Christopher M. Temple 3.The approval, on a non-binding advisory basis, of our named executive officer compensation.4.The approval of the Plains All American 2021 Long-Term Incentive Plan.In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned unitholder. If no direction is given, this proxy will be voted FOR ALL NOMINEES in Proposal 1, and FOR Proposals 2, 3 and 4. INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Unitholder Date: Signature of Unitholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When units are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.